UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21413

Name of Fund:   BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating

               Rate Income Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2018

Date of reporting period: 08/31/2018

Item 1 – Report to Stockholders

AUGUST 31, 2018

ANNUAL REPORT

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.2 trillion balance sheet by approximately $230 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.96%	19.66%
U.S. small cap equities (Russell 2000® Index)	15.84	25.45
International equities (MSCI Europe, Australasia, Far East Index)	(2.55)	4.39
Emerging market equities (MSCI Emerging Markets Index)	(10.18)	(0.68)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.93	1.52
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.42	(4.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.15	(1.05)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.78	0.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.26	3.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of August 31, 2018	BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Overview

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by the investment adviser to be of comparable quality. The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2018 ($13.80)(a)	5.61%
Current Monthly Distribution per Common Share(b)	$0.0645
Current Annualized Distribution per Common Share(b)	$0.7740
Economic Leverage as of August 31, 2018(c)	30%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$13.80	$14.10	(2.13)%	$14.62	$13.70
Net Asset Value	14.92	14.93	(0.07)	15.07	14.81

Market Price and Net Asset Value History For the Past Five Years

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2018 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2018 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	5.28%	5.71%	5.30%
Fund at Market Price(a)(b)	3.11	8.00	4.21
S&P/LSTA Leveraged Loan Index(c)	4.88	4.85	4.04

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	An unmanaged market value-weighted index (the “Reference Benchmark”) designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Floating rate loan interests (“bank loans”) benefited from a strong appetite for credit over much of the 12-month period. The largest sector contributors to performance included technology, health care and consumer cyclical services. By credit rating, B-rated positions were the largest contributors, followed by BB-rated and CCC-rated names. In terms of the Fund’s asset allocation, bank loan positions provided the largest contribution to performance, followed by holdings of high yield bonds and a small allocation to equities.

On the downside, the home construction sector was the sole sector detractor from performance. In terms of credit ratings, not-rated and CC-rated positions hurt Fund performance. A small position in convertible securities was also a detractor.

Describe recent portfolio activity.

The Fund maintained tactical exposures to high yield bonds and collateralized loan obligations. As much of the bank loan market trades above par, these tactical holdings are designed to add potential upside to the Fund. Over the period, the Fund reduced exposure to the communications sector in general, and cable & satellite issues in particular. Additionally, the Fund maintained its broad underweight to consumer cyclicals. By contrast, the Fund added to sectors such as pharmaceuticals, chemicals and diversified manufacturing. From a credit quality standpoint, the Fund increased exposure to B-rated credits, while reducing exposure to BB-rated names. The Fund’s core issuer and credit biases remained centered on cash-flow views and identification of a specific catalyst and/or idiosyncratic characteristics.

Describe portfolio positioning at period end.

At period end, the Fund held the majority of its portfolio in floating rate bank loans, with a meaningful position in high yield corporate bonds as well. The Fund maintained its highest concentration in higher coupon B-rated loans of select issuers, while limiting exposure to both higher quality loans with less compelling risk/reward profiles and lower-rated loans with more equity-like profiles and greater downside risk should credit sentiment weaken. From a sector perspective, the Fund’s largest overweight positions at period-end included independent energy, technology and health care. By contrast, the Fund remained underweight to the broad consumer cyclicals space, most notably retail, leisure and automotive issuers as the investment adviser believes these segments face fundamental headwinds. The Fund remained focused on industries and companies with stable business profiles and consistent cash flows, avoiding areas of the market with secular concerns and/or deteriorating fundamental trends.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	5

Fund Summary as of August 31, 2018 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	08/31/18		08/31/17
Floating Rate Loan Interests	94%		93%
Corporate Bonds	3		6
Asset-Backed Securities	3		1
Investment Companies	—		—	(a)
Common Stocks(a)	—		—
Short-Term Securities(a)	—		—
Other	—	(b)	—	(c)

(a)	Representing less than 1% of the Fund’s total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Other Interests, Preferred Securities, and Warrants.
(c)	Includes a less than 1% holding in each of the following investment types: Options Purchased, Other Interests, Preferred Securities, Rights and Warrants.

CREDIT QUALITY ALLOCATION (d)(e)

	08/31/18	08/31/17
A(a)	—	—
BBB/Baa	8%	9%
BB/Ba	41	42
B	45	40
CCC/Caa	4	5
N/R	2	4

(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Excludes Options Purchased and Short-Term Securities.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2018	BlackRock Limited Duration Income Trust

Fund Overview

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and U.S. Government and agency securities;

•	senior, secured floating rate loans made to corporate and other business entities; and

•

U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade at the time of investment or unrated and deemed by the investment adviser to be of comparable quality and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade or unrated and deemed by the investment adviser to be of comparable quality.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2018 ($15.06)(a)	6.33%
Current Monthly Distribution per Common Share(b)	$0.0795
Current Annualized Distribution per Common Share(b)	$0.9540
Economic Leverage as of August 31, 2018(c)	28%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$15.06	$15.99	(5.82)%	$16.30	$14.77
Net Asset Value	16.71	17.02	(1.82)	17.14	16.57

Market Price and Net Asset Value History For the Past Five Years

FUND SUMMARY	7

Fund Summary as of August 31, 2018 (continued)	BlackRock Limited Duration Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2018 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	4.42%	7.28%	6.91%
Fund at Market Price(a)(b)	0.18	9.08	5.51
Reference Benchmark(c)	2.81	4.42	3.77
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	3.40	7.02	5.64
S&P/LSTA Leveraged Loan Index(e)	4.88	4.85	4.04
BATS S Benchmark(f)	0.19	1.38	1.60

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (33.33%), the S&P/LSTA Leveraged Loan Index (33.33%), and the BATS S Benchmark (33.34%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
(f)

A composite index comprised of Bloomberg Barclays ABS 1-3 Year AAA Rated ex Home Equity Index, Bloomberg Barclays Corporate 1-5 year Index, Bloomberg Barclays CMBS Investment Grade 1-3.5 Yr. Index, Bloomberg Barclays MBS 15 Yr Index and Bloomberg Barclays Credit Ex-Corporate 1-5 Yr Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

The largest contributors to the Fund’s performance for the period were its allocations to senior loans, high yield corporate bonds and interest rate derivatives. Holdings in commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) also contributed to performance.

The largest detractor from the Fund’s performance came from exposure to non-U.S. sovereign-related securities.

The Fund held derivatives during the period, including interest rate futures, currency forwards, currency options, interest rate swaps and credit default swaps. The derivatives were used primarily to adjust duration (sensitivity to interest rate movements) and yield curve exposures as well as to manage credit and currency risk. Currency forwards also were employed to provide the portfolio with active currency exposure. The Fund’s use of derivatives contributed positively to performance during the period.

Describe recent portfolio activity.

After reducing its allocation last year, the Fund added back exposure to high yield corporate bonds given the sector’s supportive technical backdrop and benign default outlook. The Fund also maintained an allocation to floating rate senior loans in anticipation of moderately higher interest rates as central banks continue gradual policy normalization. Consistent with the investment adviser’s expectations for rising interest rates, the Fund maintained a relatively short duration profile.

Describe portfolio positioning at period end.

At period end, the Fund maintained a diversified allocation to non-government spread sectors such as high yield corporate bonds, senior loans, investment grade corporates, CMBS, ABS, and agency and non-agency residential mortgage-backed securities. Additionally, the Fund held emerging market debt and sovereign debt. The Fund ended the period with an effective duration of 2.7 years.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2018 (continued)	BlackRock Limited Duration Income Trust

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	08/31/2018		08/31/2017
Corporate Bonds	45%		45%
Floating Rate Loan Interests	29		27
Asset-Backed Securities	8		9
Preferred Securities	7		8
Non-Agency Mortgage-Backed Securities	5		6
Foreign Agency Obligations	3		4
U.S. Government Sponsored Agency Securities	3		1
Short-Term Securities(a)	—		—
U.S Treasury Obligations	—		—	(a)
Other	—	(b)	—	(c)

(a)	Representing less than 1% of the Fund’s total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, and Warrants.
(c)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Options Written, Other Interests, Rights, Short-Term Securities and Warrants.

CREDIT QUALITY ALLOCATION (d)(e)

	08/31/2018	08/31/2017
AAA/Aaa	4%	4%
AA/Aa	1	1
A	5	6
BBB/Baa	21	19
BB/Ba	31	33
B	27	29
CCC/Caa	6	4
N/R(f)	5	4

(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Excludes Options Purchased, Options Written and Short-Term Securities.
(f)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

FUND SUMMARY	9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

Each Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1⁄3% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the reverse repurchase agreements (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Shares		Value
Common Stocks — 0.4%

Chemicals — 0.1%
GEO Specialty Chemicals, Inc.(a)(b)		814,577	$266,997

Diversified Financial Services — 0.2%
Kcad Holdings I Ltd.(a)(b)		309,827,230	1,174,245

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(b)		14,906	149

Hotels, Restaurants & Leisure — 0.0%
Caesars Entertainment Corp.(b)		19,011	193,912

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(b)		1,860	12,499

Utilities — 0.1%
Texgen LLC(a)(b)		16,861	606,996

Total Common Stocks — 0.4% (Cost — $4,560,286)			2,254,798

	Par (000)
Asset-Backed Securities — 4.6%
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, 1.00%, 10/21/28(c)(d)(e)	USD	250	250,000
ALM VII R Ltd., Series 2013-7RA, Class BR, (3 mo. LIBOR US + 2.70%), 5.04%, 10/15/28(c)(f)		250	251,916
AMMC CLO Ltd., Series 2014-15A, Class D, (3 mo. LIBOR US + 4.20%), 6.53%, 12/09/26(c)(f)		250	251,659
Anchorage Capital CLO Ltd.(c)(d):
Series 2016-8A, Class AR, 3.34%, 07/28/28		750	749,225
Series 2016-8A, Class BR, 3.94%, 07/28/28		500	499,567
Series 2018-10A, Class A1A, 1.00%, 10/15/31(e)		2,550	2,550,000
Apidos CLO XXX Ltd., Series XXXA, Class A1A, 1.00%, 10/18/31(a)(c)(d)(e)		250	250,000
Ares CLO Ltd., Series 2016-40A, Class C, (3 mo. LIBOR US + 3.70%), 6.04%, 10/15/27(c)(f)		250	251,289
Ares XLVII CLO Ltd., Series 2018-48A, Class C, 4.14%, 07/20/30(c)(d)		375	370,383
Ares XLVIII CLO Ltd., Series 2018-48A, Class D, 5.04%, 07/20/30(c)(d)		250	246,698
Ares XXXIII CLO Ltd., Series 2015-1A, Class A2R, (3 mo. LIBOR US + 1.95%), 4.27%, 12/05/25(c)(f)		450	450,311
Ares XXXVR CLO Ltd., Series 2015-35RA, Class C, 4.24%, 07/15/30(c)(d)		350	343,089
Atlas Senior Loan Fund X Ltd., Series 2018-10A(c)(d):
Class B, 3.84%, 01/15/31		500	493,210
Class C, 4.19%, 01/15/31		500	494,226
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A2R, (3 mo. LIBOR US + 2.05%), 4.40%, 01/20/29(c)(f)		500	501,411
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, 5.39%, 10/15/30(c)(d)		250	250,401
Benefit Street Partners CLO XV Ltd., Series 2018-15A, Class A1, 3.31%, 07/18/31(c)(d)		250	250,000
Carlyle Global Market Strategies CLO Ltd., Series 2015-3A, Class A2R, 3.94%, 07/28/28(c)(d)		500	498,276
Cedar Funding II CLO Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.23%), 3.56%, 06/09/30(c)(f)		500	500,726

Security	Par (000)		Value
Asset-Backed Securities (continued)
CIFC Funding Ltd.(c)(d):
Series 2013-4A, Class DRR, 5.17%, 04/27/31	USD	250	$247,721
Series 2018-1A, Class B, 3.58%, 04/18/31		375	369,686
Series 2018-1A, Class C, 3.93%, 04/18/31		375	373,126
Series 2018-4A, Class A1, 1.00%, 10/17/31(a)(e)		1,700	1,698,550
Series 2018-4A, Class B, 1.00%, 10/17/31(e)		425	425,000
Series 2018-4A, Class D, 1.00%, 10/17/31(a)(e)		300	300,000
Galaxy CLO Ltd., Series 2015-21A, Class CR, 4.10%, 04/20/31(c)(d)		250	247,321
Galaxy XVIII CLO Ltd., Series 2018-28A, Class A1, 3.44%, 07/15/31(c)(d)		1,000	995,404
GoldentTree Loan Management US CLO Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.20%), 4.55%, 04/20/29(c)(f)		250	250,504
Highbridge Loan Management Ltd.(c)(d):
Series 12A-18, Class B, 4.22%, 07/18/31		250	243,424
Series 12A-18, Class C, 5.12%, 07/18/31		250	242,240
Series 2013-2A, Class CR, 5.25%, 10/20/29		250	248,879
LCM XVIII LP(c)(d):
Series 18A, Class INC, 0.00%, 04/20/31(g)		1,250	784,010
Series 27A, Class A1, 3.53%, 07/16/31		500	497,364
Madison Park Funding Ltd., Series 2018-27A, Class B, 4.05%, 04/20/30(c)(d)		1,000	987,967
Octagon Investment Partners Ltd., Series 2013-1A(c)(d):
Class A1R2, 3.34%, 01/25/31		250	249,714
Class BR2, 3.74%, 01/25/31		350	347,432
Class CR2, 4.04%, 01/25/31		350	344,085
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class ER2, 7.49%, 01/25/31(c)(d)		250	246,793
OZLM XIX Ltd., Series 2017-19A, Class C, 5.44%, 11/22/30(c)(d)		250	250,983
Palmer Square CLO Ltd.(c):
Series 2015-2A, Class A1AR, (3 mo. LIBOR US + 1.27%), 3.62%, 07/20/30(f)		500	500,641
Series 2018-1A, Class A1, 3.21%, 04/18/31(d)		300	298,242
Series 2018-1A, Class A2, 3.63%, 04/18/31(d)		250	246,460
Series 2018-1A, Class B, 3.93%, 04/18/31(d)		250	245,289
Series 2018-1A, Class D, 7.33%, 04/18/31(d)		250	247,577
Rockford Tower CLO Ltd., Series 2018-2A, Class A, 1.00%, 10/20/31(c)(d)(e)		500	499,400
Sound Point CLO Ltd., Series 2018-21A, Class A-1A, 1.00%, 10/26/31(e)(f)		1,000	1,000,000
TCI-Cent CLO Ltd., Series 2016-1A, Class A2, (3 mo. LIBOR US + 2.20%), 4.54%, 12/21/29(c)(f)		300	300,682
TICP CLO XI Ltd., Series 2018-11A, Class A, 1.00%, 10/20/31(a)(c)(d)(e)		450	450,000
Treman Park CLO Ltd., Series 2015-1A, Class D, (3 mo. LIBOR US + 3.86%), 6.21%, 04/20/27(c)(f)		1,400	1,403,950
Venture XIX CLO Ltd., Series 2014-19A, Class BR, (3 mo. LIBOR US + 2.00%), 4.34%, 01/15/27(c)(f)		250	249,666
Webster Park CLO Ltd., Series 2015-1A, Class CR, 5.25%, 07/20/30(c)(d)		500	495,052
York CLO Ltd., Series 2014-1A, Class ARR, 1.00%, 10/22/29(c)(d)(e)		1,000	1,000,000

Total Asset-Backed Securities — 4.6% (Cost — $26,014,499)			25,739,549

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Corporate Bonds — 4.9%

Aerospace & Defense — 0.2%
Bombardier, Inc., 7.50%, 03/15/25(c)	USD	1,160	$1,191,900

Banks — 0.0%
CIT Group, Inc., 5.00%, 08/01/23		135	137,194

Capital Markets — 0.3%
Blackstone CQP Holdco LP(c):
6.50%, 03/20/21		1,536	1,540,381
6.00%, 08/18/21		249	246,558

			1,786,939
Chemicals — 0.9%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(c)		856	843,160
GEO Specialty Chemicals, Inc., 15.24%, 10/18/25(a)		1,905	2,892,436
Momentive Performance Materials, Inc., 3.88%, 10/24/21		1,083	1,156,103

			4,891,699
Construction Materials — 0.4%
HD Supply, Inc., 5.75%, 04/15/24(c)(h)		2,049	2,154,011

Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 05/15/24(c)		300	315,375

Diversified Consumer Services — 0.4%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(c)		2,041	2,186,523

Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20(a)		1,061	—

Environmental, Maintenance, & Security Service — 0.1%
Tervita Escrow Corp., 7.63%, 12/01/21(c)		540	559,575

Equity Real Estate Investment Trusts (REITs) — 0.0%
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		46	51,380

Health Care Providers & Services — 0.1%
NVA Holdings, Inc., 6.88%, 04/01/26(c)		370	367,688

Health Care Services — 0.0%
Aveta Inc. Escrow, 7.00%, 04/01/19(a)		1,347	—

Hotels, Restaurants & Leisure — 0.2%
New Red Finance, Inc., 5.00%, 10/15/25(c)		980	945,700

Media — 0.9%
Altice Financing SA(c):
6.63%, 02/15/23		550	553,432
7.50%, 05/15/26		875	835,625
Altice US Finance I Corp., 5.50%, 05/15/26(c)		350	343,875
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		1,218	1,245,405
Series B, 7.63%, 03/15/20		545	547,044
CSC Holdings LLC, 10.88%, 10/15/25(c)		1,040	1,210,300

			4,735,681
Metals & Mining — 0.1%
Freeport-McMoRan, Inc., 3.88%, 03/15/23		625	600,781

Oil, Gas & Consumable Fuels — 0.8%
CNX Resources Corp., 5.88%, 04/15/22		3,552	3,551,822
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(c)		873	897,008

			4,448,830

Security	Par (000)		Value
Software — 0.3%
Infor US, Inc., 6.50%, 05/15/22	USD	1,176	$1,191,253
Informatica LLC, 7.13%, 07/15/23(c)		658	669,515

			1,860,768
Wireless Telecommunication Services — 0.1%
Frontier Communications Corp., 8.50%, 04/01/26(c)		310	291,648
Sprint Communications, Inc., 7.00%, 08/15/20		325	340,438

			632,086

Total Corporate Bonds — 4.9% (Cost — $26,728,844)			26,866,130

Floating Rate Loan Interests(f) — 136.1%

Aerospace & Defense — 1.3%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 08/18/24		3,227	3,235,261
DAE Aviation Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.83%, 07/07/22		506	507,048
TransDigm, Inc., 2018 Term Loan F, (1 mo. LIBOR + 2.50%), 4.58%, 06/09/23		3,338	3,330,170
WP CPP Holdings LLC, 2018 Term Loan, (2 mo. LIBOR + 3.75%, 1.00% Floor), 6.28%, 04/30/25		402	403,258

			7,475,737
Air Freight & Logistics — 0.2%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, (1 mo. LIBOR + 2.00%), 4.08%, 01/15/25		648	647,591
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.06%, 02/24/25		266	266,343

			913,934
Airlines — 0.0%
Northwest Airlines, Inc., Term Loan, (6 mo. LIBOR + 1.23%), 3.30%, 09/10/18(a)		120	119,615

Auto Components — 0.5%
Dayco Products LLC, 2017 Term Loan B, (3 mo. LIBOR + 4.25%), 6.56%, 05/19/23		1,009	1,008,232
GPX International Tire Corp., Term Loan(a)(b)(i):
12.25%, 03/30/12		1,098	—
PIK, 13.00%, 03/30/12(j)		18	—
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.33%, 05/16/24		1,594	1,589,803

			2,598,035
Auto Parts — 0.3%
Mavis Tire Express Services Corp.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 03/20/25		1,427	1,412,619
Delayed Draw Term Loan, 03/20/25		229	12,466

			1,425,085
Automobiles — 0.2%
CH Hold Corp., :
1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor) 5.08%, 02/01/24		1,271	1,275,165
2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 1.00% Floor) 9.33%, 02/01/25(a)		245	247,450

			1,522,615
Banks — 0.3%
Capri Finance LLC, USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.59%, 11/01/24		1,629	1,620,671

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Building Materials — 0.3%
Allied Universal HoldCo LLC, 2015 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.83%, 07/28/22	USD	838	$825,450
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, (1 mo. LIBOR + 8.50%, 1.00% Floor), 10.58%, 07/28/23		645	636,738

			1,462,188
Building Products — 1.4%
Continental Building Products LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 4.33%, 08/18/23		388	388,516
CPG International, Inc., 2017 Term Loan, (6 mo. LIBOR + 3.75%, 1.00% Floor), 6.25%, 05/03/24		1,935	1,948,808
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 4.33%, 12/14/24		1,612	1,610,901
Reece Ltd., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.34%, 07/02/25		1,010	1,008,738
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.59%, 12/19/23		2,707	2,712,096

			7,669,059
Capital Markets — 1.5%
Duff & Phelps Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.58%, 02/13/25		858	859,102
EIG Management Company LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%), 6.06%, 02/22/25		1,699	1,708,977
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 12/27/22		1,338	1,341,697
Greenhill & Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.81%, 10/12/22		1,538	1,549,107
GreenSky Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.38%, 03/29/25(a)		1,072	1,077,674
RPI Finance Trust, Term Loan B6, (3 mo. LIBOR + 2.00%), 4.33%, 03/27/23		1,681	1,684,588

			8,221,145
Chemicals — 4.7%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 01/31/24		3,339	3,347,534
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 4.08%, 06/01/24		3,569	3,569,918
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 05/16/24		1,440	1,437,209
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 04/03/25		899	896,296
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 06/28/24		617	618,442
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 11/07/24		1,042	1,044,347
Evergreen Acqco 1 LP, Term Loan, (3 mo. LIBOR + 3.75%), 6.10%, 07/09/19		442	428,120
Invictus US LLC:
1st Lien Term Loan, (2 mo. LIBOR + 3.00%), 5.20%, 03/28/25		1,644	1,649,193
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 8.83%, 03/25/26		430	429,462
LTI Holdings, Inc.(k):
2018 2nd Lien Term Loan, 08/10/26		327	325,774
2018 Add On 1st Lien Term Loan, 08/10/25		1,036	1,038,590

Security	Par (000)		Value
Chemicals (continued)
MacDermid, Inc., :
Term Loan B6, (1 mo. LIBOR + 3.00%, 1.00% Floor) 5.08%, 06/07/23	USD	1,319	$1,322,061
Term Loan B7, (1 mo. LIBOR + 2.50%, 1.00% Floor) 4.58%, 06/07/20		1,914	1,917,938
Oxea Holding Drei GmbH, 2017 Term Loan B2, (1 mo. LIBOR + 3.50%), 5.63%, 10/11/24		3,944	3,961,441
PQ Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.58%, 02/08/25		2,842	2,843,095
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.13%, 08/07/20		422	421,990
Vectra Co., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 03/08/25		1,115	1,113,138

			26,364,548
Commercial Services & Supplies — 8.2%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 4.21%, 11/10/23		3,237	3,241,420
Aramark Services, Inc., 2018 Term Loan B3, (3 mo. LIBOR + 1.75%), 4.08%, 03/11/25		293	293,290
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.58%, 08/04/25		2,292	2,356,932
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 5.08%, 08/04/22		1,922	1,931,498
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 5.08%, 11/03/23		2,998	3,006,815
2018 Term Loan B7, (1 mo. LIBOR + 6.50%), 5.08%, 11/03/24		1,180	1,182,950
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 10/03/23		2,967	2,962,398
Catalent Pharma Solutions, Inc., Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.33%, 05/20/24		2,274	2,280,688
Creative Artists Agency LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.06%, 02/15/24		3,053	3,056,576
Dealer Tire LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.63%, 12/22/21(a)		808	780,074
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.08%, 05/09/25(a)		584	587,650
Garda World Security Corp., 2017 Term Loan, (PRIME + 2.50%), 5.80%, 05/24/24		914	916,843
GFL Environmental, Inc., 2018 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 05/30/25		1,015	1,009,097
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.08%, 11/03/23		910	854,991
KAR Auction Services, Inc., Term Loan B5, (1 mo. LIBOR + 2.50%), 4.63%, 03/09/23		2,527	2,534,475
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 05/02/22		2,774	2,779,859
US Security Associates Holdings, Inc., 2016 Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 07/14/23		2,386	2,386,497
Verisure Holding AB, EUR Term Loan B1E, 10/20/22(k)	EUR	1,000	1,151,487
Verscend Holding Corp., 2018 Term Loan B, 08/27/25(k)	USD	4,798	4,825,175

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Commercial Services & Supplies (continued)
West Corp., 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 10/10/24	USD	3,362	$3,345,953
Wrangler Buyer Corp., Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 09/27/24		3,964	3,981,789

			45,466,457
Commercial Services & Supplies — 0.1%
Employbridge LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.50%, 04/10/25		575	581,469

Communications Equipment — 1.0%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 11/21/24		3,242	3,278,061
Avaya, Inc.:
2018 Term Loan B, (1 mo. LIBOR + 4.25%), 6.31%, 12/15/24		1,461	1,470,122
CommScope, Inc., Term Loan B5, (1 mo. LIBOR + 2.00%), 4.07%, 12/29/22		356	357,270
Securus Technologies Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.58%, 11/01/24		657	656,131

			5,761,584
Construction & Engineering — 2.3%
AECOM, Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 02/22/25		727	727,221
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.59%, 06/21/24		6,581	6,611,143
Engility Corp., Term Loan B1, (3 mo. LIBOR + 2.25%), 4.33%, 08/12/20		196	195,699
FrontDoor Inc, 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.63%, 08/14/25		743	743,929
Pike Corp., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 03/23/25		1,107	1,114,249
SRS Distribution, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.44%, 05/23/25		2,426	2,369,310
USIC Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 12/08/23		917	921,143

			12,682,694
Construction Materials — 2.0%
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.30%, 08/01/24		2,764	2,772,764
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 03/29/25		4,918	4,933,067
GYP Holdings III Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 06/01/25		2,216	2,195,139
Xella International GmbH, 2017 EUR Term Loan B, (EURIBOR + 4.00%), 4.00%, 04/11/24	EUR	1,000	1,152,671

			11,053,641
Containers & Packaging — 1.4%
Berry Global, Inc., Term Loan Q, (3 mo. LIBOR + 2.00%), 4.19%, 10/01/22	USD	4,180	4,180,704
BWAY Holding Co., 2017 Term Loan B, (PRIME + 2.25%), 5.58%, 04/03/24		1,781	1,773,369
Flex Acquisition Co., Inc., 2018 Incremental Term Loan, (3 mo. LIBOR + 3.25%), 5.75%, 06/29/25		1,848	1,845,690

			7,799,763
Distributors — 1.0%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 10/31/23		2,931	2,916,457

Security	Par (000)		Value
Distributors (continued)
TriMark USA LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.58%, 08/28/24	USD	2,456	$2,451,683

			5,368,140
Diversified Consumer Services — 4.3%
AI Aqua Merger Sub, Inc., 2017 Incremental Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 12/13/23(a)		2,079	2,063,693
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 07/12/24		1,156	1,153,372
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (PRIME + 0.75%), 3.83%, 11/07/23		2,918	2,915,505
CHG PPC Parent LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 03/31/25(a)		695	692,394
Equian LLC, Add on Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.32%, 05/20/24		2,223	2,221,954
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 5.94%, 07/12/25(a)		1,402	1,405,505
J.D. Power and Associates, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.33%, 09/07/23		1,396	1,404,199
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.31%, 05/15/24		1,689	1,679,687
Serta Simmons Bedding LLC, :
1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor) 5.58%, 11/08/23		2,783	2,381,541
2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor) 10.07%, 11/08/24		944	650,927
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.58%, 11/08/23		962	961,960
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.59%, 11/14/22		1,162	1,164,310
Uber Technologies, 2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 04/04/25		1,300	1,308,125
Wand Intermediate I LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 09/17/21		1,365	1,364,576
Weight Watchers International, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.75%), 7.09%, 11/29/24		2,765	2,794,180

			24,161,928
Diversified Financial Services — 2.0%
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 04/04/24		3,577	3,586,977
CRCI Holdings Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.58%, 07/31/25		733	734,224
CVS Holdings I LP, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 02/06/25		267	266,125
Edelman Financial Center LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.59%, 07/21/25		785	788,682
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 6.33%, 02/07/25		1,672	1,671,408
Global Business Travel Holdings Limited, 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.84%, 07/20/25		425	426,594
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 07/03/24		1,649	1,658,435
Oryx Southern Delaware Holdings LLC, Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 02/09/25		1,207	1,180,820
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 6.59%, 07/30/25(a)		732	739,686

			11,052,951

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Telecommunication Services — 5.7%
CenturyLink, Inc.:
2017 Term Loan A, (1 mo. LIBOR + 2.75%), 4.83%, 11/01/22	USD	1,073	$1,070,355
2017 Term Loan B, 01/31/25(k)		7,284	7,196,699
Consolidated Communications, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 10/04/23		415	408,295
Frontier Communications Corp., Delayed Draw Term Loan A, (1 mo. LIBOR + 2.75%), 4.83%, 03/31/21		2,626	2,547,523
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 05/16/24		1,500	1,503,600
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.32%, 02/22/24		2,862	2,864,750
MTN Infrastructure TopCo, Inc, 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 11/15/24		1,926	1,933,986
Sprint Communications, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 4.63%, 02/02/24		2,869	2,868,688
TDC A/S:
Term Loan, (EURIBOR + 3.50%), 3.50%, 05/31/25	EUR	1,000	1,163,141
USD Term Loan, (3 mo. LIBOR + 3.50%), 5.84%, 05/31/25	USD	1,620	1,632,150
Telenet Financing USD LLC, Term Loan AN, (1 mo. LIBOR + 2.25%), 4.31%, 08/15/26		4,305	4,249,982
Telesat Canada, Term Loan B4, (3 mo. LIBOR + 2.50%), 4.84%, 11/17/23		816	816,590
Virgin Media Investment Holdings Ltd., Term Loan L, (1 mo. GBP LIBOR + 3.25%), 3.97%, 01/15/27	GBP	1,000	1,284,069
Zayo Group LLC:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.33%, 01/19/24	USD	290	290,957
2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 4.08%, 01/19/21		2,071	2,072,474

			31,903,259
Electric Utilities — 1.1%
Dayton Power & Light Co. (The), Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 08/24/22		516	515,417
TEX Operations Co. LLC, Exit Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 08/04/23		2,031	2,026,715
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 11/10/18(a)(k)		1,710	—
Vistra Energy Corp., 1st Lien Term Loan B3, (1 mo. LIBOR + 2.00%), 4.08%, 12/31/25		3,135	3,127,163
Vistra Operations Co. LLC, 2016 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.33%, 12/14/23		367	366,645

			6,035,940
Electrical Equipment — 1.1%
EXC Holdings III Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 12/02/24		915	923,410
Gates Global LLC, 2017 Repriced Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 04/01/24		3,976	3,993,891
MLN US HoldCo LLC, 2018 1st Lien Term Loan, 07/11/25(k)		1,038	1,041,892

			5,959,193

Security	Par (000)		Value
Energy Equipment & Services — 1.3%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.08%, 03/01/24	USD	2,550	$2,463,938
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 02/12/25(a)		1,820	1,829,100
Ocean Rig UDW, Inc., Term Loan, (Fixed + 8.00%), 8.00%, 09/20/24		102	107,101
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.82%, 11/08/22(a)		845	861,900
Seadrill Partners Finco LLC, Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 8.33%, 02/21/21		622	579,990
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 1.43%), 3.51%, 07/13/20		1,198	1,181,218

			7,023,247
Equity Real Estate Investment Trusts (REITs) — 2.8%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.58%, 03/24/24		762	762,057
DTZ U.S. Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.32%, 08/21/25		2,719	2,708,804
Iron Mountain, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 01/02/26		845	832,857
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 03/21/25		4,621	4,618,233
RHP Hotel Properties LP, 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.34%, 05/11/24		1,353	1,350,507
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 4.07%, 12/20/24		5,382	5,377,450

			15,649,908
Food & Staples Retailing — 1.0%
Albertsons LLC, 2017 Term Loan B4, (1 mo. LIBOR + 2.75%), 4.83%, 08/25/21		843	840,834
Hearthside Food Solutions LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.06%, 05/23/25		586	580,506
Hostess Brands LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 4.33%, 08/03/22		2,431	2,422,276
US Foods, Inc., 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 06/27/23		1,606	1,603,001

			5,446,617
Food Products — 2.4%
CFSP Acquisition Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.07%, 03/20/25		541	535,438
Chobani LLC, 2017 Term Loan B, 10/10/23(k)		3,285	3,115,380
Dole Food Co., Inc., 2017 Term Loan B, (PRIME + 1.75%), 4.82%, 04/06/24		1,033	1,031,206
JBS USA LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.83%, 10/30/22		5,041	5,035,877
Pinnacle Foods Finance LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 02/02/24		1,110	1,109,909
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 4.83%, 02/05/23		2,757	2,765,377

			13,593,187
Gas Utilities — 0.3%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 7.84%, 07/31/25		1,435	1,444,371

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Equipment & Supplies — 3.4%
CryoLife, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 11/14/24	USD	1,831	$1,839,954
DJO Finance LLC, 2015 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 06/08/20		6,591	6,586,574
Immucor, Inc., Extended Term Loan B, (2 mo. LIBOR + 5.00%, 1.00% Floor), 7.17%, 06/15/21		3,562	3,601,172
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 5.20%, 09/24/24		1,455	1,441,897
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.32%, 06/30/25		5,393	5,390,018

			18,859,615
Health Care Providers & Services — 6.8%
Acadia Healthcare Co., Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 2.50%), 4.58%, 02/11/22		442	443,854
2018 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.58%, 02/16/23		2,056	2,065,264
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.58%, 06/30/25		828	833,175
Auris Luxembourg III Sarl, 2017 Term Loan B7, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 01/17/22(a)		2,407	2,425,398
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.34%, 06/07/23		3,487	3,493,633
Concentra Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.84%, 06/01/22(a)		1,895	1,902,106
DaVita HealthCare Partners, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 06/24/21		826	828,907
DentalCorp Perfect Smile ULC:
Delayed Draw Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.83% 06/06/25		217	35,919
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.83%, 06/06/25		869	871,810
Diplomat Pharmacy, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.58%, 12/20/24		1,004	1,004,460
DuPage Medical Group Ltd.:
2018 Term Loan, (1 mo. LIBOR + 2.75%), 4.81%, 08/15/24		853	839,868
2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.08%, 08/15/25		395	395,000
Envision Healthcare Corp., 2016 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 12/01/23		3,159	3,154,890
Explorer Holdings, Inc., 2016 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.08%, 05/02/23		1,069	1,074,436
Gentiva Health Services, Inc.(a):
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 6.13%, 07/02/25		1,092	1,098,660
2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 9.38%, 07/02/26		267	271,048
HC Group Holdings III, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.83%, 04/07/22		1,412	1,417,315
HCA, Inc.:
2018 Term Loan B10, (1 mo. LIBOR + 2.00%), 4.08%, 03/13/25		1,367	1,373,408
Term Loan B11, (1 mo. LIBOR + 1.75%), 3.83%, 03/18/23		1,806	1,813,059

Security	Par (000)		Value
Health Care Providers & Services (continued)
Lifescan Global Corp., 2018 1st Lien Term Loan, 09/27/24(a)(k)	USD	361	$350,170
MPH Acquisition Holdings LLC, 2016 Term Loan B, 06/07/23(k)		3,183	3,180,439
National Mentor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.00%), 5.33%, 01/31/21		478	479,148
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.58%, 10/20/22		1,791	1,792,157
NVA Holdings, Inc., Term Loan B3, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 02/02/25		1,827	1,818,949
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 02/06/24		1,905	1,817,858
Vizient, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 02/13/23		613	612,663
WP CityMD Bidco LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 06/07/24		1,053	1,049,314
Zotec Partners LLC, 2018 Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.08%, 02/14/24(a)		1,232	1,230,710

			37,673,618
Health Care Services — 0.4%
Ivory Merger Sub, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.84%, 03/07/25		1,451	1,439,577
Sound Inpatient Physicians:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 06/27/25		704	705,176
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 8.83%, 06/26/26		382	382,478

			2,527,231
Health Care Technology — 0.9%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 03/01/24		2,476	2,476,415
Press Ganey Holdings, Inc., :
2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor) 4.83%, 10/23/23		1,917	1,919,993
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 1.00% Floor) 8.58%, 10/21/24(a)		222	224,698
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.33%, 03/07/24		499	500,169

			5,121,275
Hotels, Restaurants & Leisure — 8.2%
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 4.10%, 10/19/24		1,382	1,377,630
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 4.21%, 09/15/23		1,846	1,854,326
Bronco Midstream Funding LLC, Term Loan B, (3 mo. LIBOR + 3.50%), 5.57%, 08/14/23		705	708,241
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.33%, 02/16/24		5,572	5,569,055
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 12/22/24		4,432	4,444,183
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 08/08/21		1,164	1,168,509
CEC Entertainment, Inc., Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 02/14/21		578	542,773

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
ESH Hospitality, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 08/30/23	USD	3,040	$3,034,327
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.08%, 11/30/23		222	221,428
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.47%, 12/01/23		150	150,609
GVC Holdings PLC:
2018 EUR Term Loan, (EURIBOR + 2.75%), 2.75%, 03/29/24	EUR	991	1,144,307
2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.58%, 03/29/24	USD	943	942,345
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 1.75%), 3.81%, 10/25/23		1,562	1,566,769
IRB Holding Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.32%, 02/05/25		1,598	1,604,904
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 04/03/25		1,430	1,427,577
Lakeland Tours LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.34%, 12/15/24		1,055	1,059,901
Marriott Ownership Resorts, Inc., 2018 Term Loan B, 08/29/25(k)		1,225	1,226,531
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, 08/14/25(k)		605	605,756
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 04/29/24		1,439	1,426,954
Sabre GLBL, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 02/22/24		2,546	2,548,339
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.83%, 08/14/24		3,886	3,874,389
Stars Group Holdings BV, 2018 Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 07/10/25		6,420	6,467,701
Tackle S.A.R.L, 2017 EUR Term Loan, 08/08/22(k)	EUR	1,000	1,157,604
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 05/30/25	USD	1,585	1,586,585

			45,710,743
Household Products — 1.1%
Energizer Holdings, Inc., 2018 Term Loan B, 06/20/25(k)		709	712,545
Mastronardi Produce Ltd., Term Loan B, (3 mo. LIBOR + 3.25%), 5.33%, 05/01/25(a)		590	592,950
SIWF Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.31%, 06/15/25		880	881,100
Spectrum Brands, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.35%, 06/23/22		3,806	3,806,937

			5,993,532
Independent Power and Renewable Electricity Producers — 2.5%
AES Corp., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 4.07%, 05/31/22		1,057	1,055,331
Aria Energy Operating LLC, Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.58%, 05/27/22(a)		1,095	1,098,017
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.58%, 01/15/25		1,253	1,254,305
Calpine Corp., Term Loan B6, (3 mo. LIBOR + 2.50%), 4.84%, 01/15/23		1,828	1,830,596

Security	Par (000)		Value
Independent Power and Renewable Electricity Producers (continued)
Compass Power Generation LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 12/20/24	USD	1,176	$1,179,415
EIF Channelview Cogeneration LLC, 2018 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.33%, 05/03/25		470	473,525
Granite Acquisition, Inc.:
Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.84%, 12/19/21		3,187	3,205,977
Term Loan C, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 12/19/21		543	546,612
Kestrel Acquisition LLC/Hunterstown Generation Facility, 2018 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.33%, 06/02/25		1,225	1,234,187
Nautilus Power LLC, Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.33%, 05/16/24		841	842,267
Terra-Gen Finance Co. LLC, Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.33%, 12/09/21(a)		1,284	1,136,010

			13,856,242
Industrial Conglomerates — 1.0%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.31%, 11/30/23		4,056	4,050,482
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.19%, 11/28/21(a)		1,549	1,518,521

			5,569,003
Insurance — 3.0%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.07%, 05/09/25		2,989	2,987,798
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 01/25/24		2,652	2,655,115
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 10/22/24		1,107	1,106,099
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 12/02/24		1,842	1,836,220
Hub International Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.16%, 04/25/25		1,618	1,615,880
Sedgwick Claims Management Services, Inc., :
1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor) 7.83%, 03/01/21		2,883	2,875,514
2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 1.00% Floor) 7.88%, 02/28/22		2,540	2,546,350
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 06/22/23		827	831,308

			16,454,284
Internet & Direct Marketing Retail — 0.3%
Harbor Freight Tools USA, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.58%, 08/18/23		1,451	1,448,523

Internet Software & Services — 2.0%
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 4.33%, 02/15/24		3,739	3,748,431
GTT Communications, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83 05/31/25		291	285,074
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 05/01/24		1,030	1,032,606
Intralinks, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 6.08%, 11/11/24		1,110	1,114,373

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Internet Software & Services (continued)
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (2 mo. LIBOR + 3.00%, 1.00% Floor), 5.18%, 11/03/23	USD	3,301	$3,277,978
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.83%, 05/06/24		1,547	1,528,124

			10,986,586
IT Services — 6.9%
Access CIG LLC:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.83%, 02/27/25		527	528,296
2018 2nd Lien Incremental Term Loan, (1 mo. LIBOR + 7.75%), 9.83%, 02/27/26		17	17,035
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 9.83%, 02/27/26		227	227,217
2018 Incremental Term Loan, (1 mo. LIBOR + 3.75%), 5.83%, 02/27/25		74	74,046
Altran Technologies SA, 1st Lien Term Loan, (3 mo. LIBOR + 2.25%), 4.57%, 03/20/25		678	675,926
Blackhawk Network Holdings, Inc, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.18%, 06/15/25		1,654	1,658,800
First Data Corp.:
2024 Term Loan, (1 mo. LIBOR + 2.00%), 4.07%, 04/26/24		11,144	11,124,708
Term Loan A, (1 mo. LIBOR + 1.75%), 3.82%, 06/02/20		603	602,415
Flexential Intermediate Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 08/01/24		1,360	1,331,851
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.58%, 12/01/23		2,240	2,243,415
Learning Care Group, Inc., 2018 1st Lien Term Loan, 03/13/25(k)		282	281,903
Optiv Security, Inc., :
1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor) 5.31%, 02/01/24		3,349	3,240,295
2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 1.00% Floor) 9.31%, 02/01/25		782	753,231
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.59%, 08/01/25		1,620	1,587,600
TKC Holdings, Inc., :
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor) 5.83%, 02/01/23		2,301	2,299,254
2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor) 10.08%, 02/01/24		1,603	1,597,854
Trans Union LLC:
2018 Term Loan B4, (1 mo. LIBOR + 2.00%), 4.08%, 06/19/25		18	18,056
Term Loan B3, (1 mo. LIBOR + 2.00%), 4.08%, 04/10/23		5,138	5,147,563
Vantiv LLC, 2018 1st Lien Term Loan B3, (1 mo. LIBOR + 1.75%), 3.81%, 10/14/23		1,012	1,012,224
WEX, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.33%, 06/30/23		3,913	3,919,634

			38,341,323
Leisure Products — 0.2%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 06/19/24(a)		1,026	1,032,354

Security	Par (000)		Value
Life Sciences Tools & Services — 0.2%
Albany Molecular Research, Inc., :
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor) , 5.33%, 08/30/24	USD	558	$557,513
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 9.08%, 08/30/25		395	394,755

			952,268
Machinery — 2.3%
Clark Equipment Co., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.33%, 05/18/24		887	886,311
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.83%, 01/31/24(a)		188	188,442
Gardner Denver, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 07/30/24		2,521	2,527,279
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.58%, 08/05/24		1,627	1,630,464
Infiltrator Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 05/27/22		1,949	1,953,982
Rexnord LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.06%, 08/21/24		1,077	1,079,977
Tecomet, Inc., 2017 Repriced Term Loan, (PRIME + 2.50%), 5.58%, 05/01/24		1,944	1,948,523
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 03/28/25		2,572	2,434,034

			12,649,012
Media — 10.9%
Altice Financing SA:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.81%, 01/31/26		717	691,343
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.81%, 07/15/25		244	236,290
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 6.07%, 08/14/26		4,561	4,433,110
Altice US Finance I Corp., 2017 Term Loan, (1 mo. LIBOR + 2.25%), 4.33%, 07/28/25		2,970	2,963,909
Charter Communications Operating LLC:
2017 Term Loan A2, (1 mo. LIBOR + 1.50%), 3.58%, 03/31/23		2,796	2,793,364
2017 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 04/30/25		4,959	4,959,370
CSC Holdings LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 4.31%, 07/17/25		3,955	3,937,450
2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.56%, 01/25/26		1,691	1,691,185
Getty Images, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.58%, 10/18/19		408	397,022
Gray Television, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.33%, 02/07/24		607	607,788
Hubbard Radio LLC, 2015 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 03/28/25		229	228,562
iHeartCommunications, Inc.(b)(i):
Extended Term Loan E, (3 mo. LIBOR + 7.50%), 9.19%, 07/30/19		515	382,872
Term Loan D, (3 mo. LIBOR + 6.75%), 8.44%, 01/30/19		4,071	3,029,301
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.56%, 01/02/24		1,828	1,915,233
Learfield Communications LLC:
2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 12/01/23(a)		1,887	1,901,467
2017 1st Lien Term Loan, 12/01/23(a)(k)		624	628,117

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Media (continued)
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.31%, 03/24/25	USD	1,219	$1,217,476
Live Nation Entertainment, Inc., Term Loan B3, (1 mo. LIBOR + 1.75%), 3.88%, 10/31/23		477	476,395
MCC Iowa LLC, Term Loan N, (1 Week LIBOR + 1.75%), 3.71%, 02/15/24		1,078	1,073,390
Meredith Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 01/31/25		1,173	1,175,324
MH Sub I LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.83%, 09/13/24		841	843,917
Mission Broadcasting, Inc., 2017 Term Loan B2, (3 mo. LIBOR + 2.50%), 4.58%, 01/17/24		167	167,567
Nexstar Broadcasting, Inc., 2017 Term Loan B2, (3 mo. LIBOR + 2.50%), 4.58%, 01/17/24		1,227	1,231,366
Numericable Group SA, Term Loan B12, (1 mo. LIBOR + 3.69%), 5.75%, 01/31/26		541	519,049
PSAV Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.42%, 03/01/25		1,032	1,021,482
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 02/01/24		1,358	1,349,326
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 4.33%, 01/03/24		193	193,082
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.06%, 09/28/23		3,031	3,032,942
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.00%), 5.08%, 01/27/24		3,696	3,702,832
Unitymedia Finance LLC:
Term Loan B, (1 mo. LIBOR + 2.25%), 4.31%, 09/30/25		1,680	1,676,018
USD Term Loan D, 01/15/26(k)		360	359,150
Unitymedia Hessen GmbH & Co. KG, 2018 Term Loan E, (1 mo. LIBOR + 2.00%), 4.06%, 06/01/23		981	979,130
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 03/15/24		1,189	1,140,738
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.56%, 01/15/26		4,453	4,449,972
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.83%, 05/18/25		2,510	2,495,832
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.56%, 04/15/25		2,682	2,635,270

			60,536,641
Metals & Mining — 0.4%
AMG Advanced Metallurgical Group N.V., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 01/29/25		1,214	1,212,383
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%), 6.58%, 07/24/25		718	724,283
Preferred Proppants LLC, Term Loan B2, (3 mo. LIBOR + 7.75%), 10.08%, 07/27/20(a)		220	197,721

			2,134,387
Multiline Retail — 0.7%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.13%, 08/04/24		977	979,450
Hudson’s Bay Co., 2015 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.31%, 09/30/22		2,208	2,115,176
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 10/25/20		1,214	1,125,050

			4,219,676

Security	Par (000)		Value
Oil & Gas Equipment & Services — 0.2%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.08%, 05/10/25	USD	1,327	$1,339,729

Oil, Gas & Consumable Fuels — 4.3%
BCP Raptor LLC, Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.33%, 06/24/24		2,853	2,759,880
Brazos Delaware II LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 6.08%, 05/21/25		1,180	1,168,566
California Resources Corp., :
2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor) 6.82%, 12/31/22		2,434	2,467,279
Second Out Term Loan, (1 mo. LIBOR + 10.38%, 1.00% Floor) 12.44%, 12/31/21		2,168	2,397,338
Chesapeake Energy Corp., Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 9.58%, 08/23/21		2,705	2,820,949
CONSOL Energy, Inc.:
1st Lien Term Loan A, (1 mo. LIBOR + 4.25%), 6.33%, 11/26/21(a)		280	282,352
1st Lien Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.08%, 11/28/22		2,138	2,189,650
EG Group Ltd., 2018 Term Loan B, (3 mo. LIBOR + 4.00%), 6.27%, 02/07/25		803	802,650
EWT Holdings III Corp., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 12/20/24		830	830,350
GIP III Stetson I LP, 2018 Term Loan B, 07/19/25(k)		923	929,350
Keane Group Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.88%, 05/25/25(a)		1,144	1,138,096
Lucid Energy Group II LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 02/17/25		1,237	1,216,800
Medallion Midland Acquisition LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 10/30/24		1,568	1,551,780
MEG Energy Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.57%, 12/31/23		430	429,986
Vine Oil & Gas LP, Term Loan B, (1 mo. LIBOR + 6.88%, 1.00% Floor), 8.95%, 12/12/21(a)		1,205	1,205,000
Woodford Express LLC, 2018 Term Loan B, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.08%, 01/17/25		1,496	1,484,101

			23,674,127
Personal Products — 1.1%
Clover Merger Sub, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.58%, 09/26/24		3,826	3,630,001
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 9.83%, 09/26/25		1,750	1,553,125
Prestige Brands, Inc., Term Loan B4, (1 mo. LIBOR + 2.00%), 4.08%, 01/26/24		1,012	1,009,823

			6,192,949
Pharmaceuticals — 3.8%
Akorn, Inc., Term Loan B, (1 mo. LIBOR + 4.75%, 1.00% Floor), 6.88%, 04/16/21		1,284	1,241,890
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.58%, 05/04/25		3,474	3,495,911
Endo Luxembourg Finance Company I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.38%, 04/29/24		2,158	2,168,452
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 4.21%, 01/31/25		4,051	4,067,228

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Pharmaceuticals (continued)
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.58%, 08/18/22	USD	3,872	$3,868,448
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 06/01/25		6,055	6,074,130

			20,916,059
Professional Services — 1.2%
Cast and Crew Payroll LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 09/27/24		2,442	2,437,792
Information Resources, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.57%, 01/18/24		775	778,738
ON Assignment, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 04/02/25		1,173	1,173,437
PricewaterhouseCoopers LLP, 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 05/01/25(a)		950	952,375
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (2 mo. LIBOR + 5.50%), 7.81%, 07/20/25		1,140	1,137,150
Sterling Infosystems, Inc., 1st Lien Term Loan, 06/19/24(k)		325	322,358

			6,801,850
Real Estate Management & Development — 1.4%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.33%, 04/18/24		4,299	4,296,615
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.32%, 02/08/25		2,369	2,373,028
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 01/23/25		1,210	1,212,101

			7,881,744
Road & Rail — 0.2%
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 06/13/23		1,223	1,221,170

Semiconductors & Semiconductor Equipment — 0.8%
MaxLinear, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 4.56%, 05/12/24(a)		280	280,259
Microchip Technology Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 05/29/25		2,710	2,704,932
ON Semiconductor Corp., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 03/31/23		508	508,676
Versum Materials, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 4.33%, 09/29/23		939	939,751

			4,433,618
Software — 14.5%
Almonde, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 06/13/24		1,887	1,876,854
Applied Systems, Inc., :
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor) 5.33%, 09/19/24		2,073	2,079,626
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor) 9.33%, 09/19/25		491	503,257
Aptean, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.59%, 12/20/22		1,091	1,093,534
Barracuda Networks, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.31%, 02/12/25		968	967,575
BMC Software Finance, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 09/10/22		1,221	1,221,472
2018 USD Term Loan B, 09/01/25(k)		4,464	4,464,952

Security	Par (000)		Value
Software (continued)
Cypress Intermediate Holdings III, Inc., :
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor) 5.08%, 04/27/24	USD	911	$909,788
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor) 8.83%, 04/27/25		814	818,477
Dell, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.08%, 09/07/23		2,489	2,488,127
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 5.57%, 05/28/24		1,657	1,546,711
DTI Holdco, Inc., 2018 Term Loan B, (1 mo. LIBOR + 4.75%, 1.00% Floor), 6.95%, 09/30/23		1,438	1,433,278
Flexera Software LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 02/26/25		613	613,616
Help/Systems Holdings, Inc, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.83%, 03/28/25		1,190	1,187,025
Hyland Software, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 07/01/22		1,523	1,531,188
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.08%, 07/07/25		675	682,384
Infor (US), Inc., Term Loan B6, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 02/01/22		3,620	3,622,374
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 08/05/22		2,838	2,850,813
IQOR US, Inc., Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.34%, 04/01/21		1,280	1,132,963
Kronos, Inc.:
2017 Term Loan B, (3 mo. LIBOR + 3.00%), 5.16%, 11/01/23		4,553	4,561,682
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.59%, 11/01/24		1,695	1,730,307
MA FinanceCo. LLC, Term Loan B3, (1 mo. LIBOR + 2.50%), 4.58%, 06/21/24(a)		158	157,790
McAfee LLC, 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.57%, 09/30/24		2,876	2,899,176
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 11/29/24		4,276	4,264,060
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.33%, 12/01/25		1,275	1,273,725
PowerSchool, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.33%, 08/01/25		1,009	1,005,216
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, (6 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 04/26/24		2,019	2,018,253
Project Leopard Holdings, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 07/07/23(a)		863	866,724
Renaissance Learning, Inc., 2018 Add On Term Loan, (3 mo. LIBOR + 3.25%), 5.58%, 05/30/25		705	702,356
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 02/05/24		4,527	4,540,696
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 03/03/23		3,962	3,957,240
SonicWALL, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.82%, 05/16/25(a)		570	568,575
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.58%, 09/30/22		4,423	4,432,552
SS&C Technologies Holdings Europe 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.33%, 04/16/25		1,940	1,940,741

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Software (continued)
SS&C Technologies, Inc.:
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 4.33%, 07/08/22	USD	3,044	$3,048,398
2018 Term Loan B3, 04/16/25(k)		4,986	4,988,186
2018 Term Loan B5, 04/16/25(k)		742	742,156
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 05/01/24		3,297	3,302,601
Tibco Software, Inc., Repriced Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 12/04/20		2,396	2,401,424

			80,425,872
Specialty Retail — 2.1%
Academy Ltd., 2015 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 07/01/22		1,377	1,130,928
Belron Finance US LLC, Term Loan B, (3 mo. LIBOR + 2.50%), 4.84%, 11/07/24		2,441	2,447,862
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (1 mo. GBP LIBOR + 4.50%), 5.25%, 06/23/25	GBP	1,000	1,286,079
Leslie’s Poolmart, Inc., 2016 Term Loan, (2 mo. LIBOR + 3.50%, 1.00% Floor), 5.70%, 08/16/23	USD	1,235	1,234,535
Michaels Stores, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.56%, 01/28/23		732	728,342
National Vision, Inc., 2017 Repriced Term Loan, (1 mo. LIBOR + 2.75%), 4.83%, 11/20/24		389	389,998
Party City Holdings, Inc., 2018 Term Loan B, (PRIME + 1.75%), 4.83%, 08/19/22		594	596,454
Petco Animal Supplies, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.59%, 01/26/23		837	610,649
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.86%, 12/20/24(a)		1,259	1,261,822
Staples, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.34%, 09/12/24		844	840,822
TruGreen LP, 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.07%, 04/13/23		1,131	1,136,256

			11,663,747
Technology Hardware, Storage & Peripherals — 0.9%
Seattle Spinco, Inc., Term Loan B3, (1 mo. LIBOR + 2.50%), 4.58%, 06/21/24(a)		1,068	1,065,595
Western Digital Corp., 2018 Term Loan B4, (3 mo. LIBOR + 1.75%), 3.82%, 04/29/23		4,093	4,090,237

			5,155,832
Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.58%, 08/12/22		2,385	2,390,968
Varsity Brands, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 12/15/24		532	532,612

			2,923,580
Thrifts & Mortgage Finance — 0.6%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 05/23/25		3,214	3,224,441

Trading Companies & Distributors — 1.5%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.32%, 01/02/25		3,405	3,385,332
HD Supply, Inc., Term Loan B3, (3 mo. LIBOR + 2.25%), 4.32%, 08/13/21		2,347	2,357,529

Security	Par (000)		Value
Trading Companies & Distributors (continued)
LSF9 Cypress Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 5.31%, 08/13/25	USD	1,265	$1,266,581
Nexeo Solutions LLC, 2017 Repriced Term Loan, (3 mo. LIBOR + 3.25%), 5.58%, 06/09/23		245	246,182
Oxbow Carbon LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%), 5.83%, 01/04/23		280	281,676
Pro Mach Group, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.07%, 03/07/25		758	752,892

			8,290,192
Transportation — 0.6%
Direct ChassisLink, Inc., 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 8.08%, 06/15/23(a)		700	700,000
Gruden Acquisition, Inc., 2017 Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.83%, 08/18/22		782	784,946
Safe Fleet Holdings LLC,:
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor) 5.09%, 02/01/25		1,302	1,290,347
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor) 8.84%, 02/01/26		560	556,735

			3,332,028
Utilities — 0.1%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.32%, 11/28/24(a)		726	727,532

Wireless Telecommunication Services — 2.4%
Geo Group, Inc. (The), 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 03/22/24		2,007	1,997,474
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 9.75%, 12/07/20(j)		6,872	5,578,635
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 04/11/25		4,370	4,353,951
Xplornet Communications, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 09/09/21(a)		1,337	1,342,295

			13,272,355

Total Floating Rate Loan Interests — 136.1% (Cost — $760,040,506)			755,920,119

		Beneficial Interest (000)
Other Interests(l) — 0.0%

IT Services — 0.0%
Millennium Corp.(a)(b)		1,607	—
Millennium Lender Claims(a)(b)		1,508	—

Total Other Interests — 0.0% (Cost — $—)			—

		Shares
Trust Preferred — 0.3%

Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2 (3 mo. LIBOR US + 8.10%), 7.62, 02/15/40(m)		60,894	1,631,959

Total Trust Preferreds — 0.3% (Cost — $1,606,167)			1,631,959

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Shares	Value
Warrants — 0.0%

Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)(a)	2,406	$—

Total Warrants — 0.0% (Cost — $24)		—

Total Long-Term Investments — 146.3% (Cost — $818,950,326)		812,412,555

Short-Term Securities — 0.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.85%(n)(o)	155,382	155,382

Total Short-Term Securities — 0.0% (Cost — $155,382)		155,382

Options Purchased — 0.0% (Cost — $43,022)		—

Total Investments — 146.3% (Cost — $819,148,730)		812,567,937
Liabilities in Excess of Other Assets — (46.3)%		(257,198,288)

Net Assets Applicable to Common Shares — 100.0%		$555,369,649

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	When-issued security.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Zero-coupon bond.
(h)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(m)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(n)	Annualized 7-day yield as of period end.

(o)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 08/31/17	Shares Purchased	Shares Sold		Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,819,454	—	(3,664,072	)(b)	155,382	$155,382	$40,057	$8	$—
iShares iBoxx USD High Yield Corporate Bond ETF	—	146,000	(146,000)		—	—	111,693	(67,998)	—

						$155,382	$151,750	$(67,990)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,168,154	EUR	995,000	State Street Bank and Trust Co.	09/06/18	$13,127
USD	1,674,298	EUR	1,426,000	UBS AG	09/06/18	18,952
USD	2,591,309	GBP	1,972,000	Toronto-Dominion Bank	09/06/18	34,616
USD	3,407,695	EUR	2,922,000	Barclays Bank PLC	10/04/18	8,673
USD	2,550,231	GBP	1,961,000	JPMorgan Chase Bank N.A.	10/04/18	4,901

						80,269

EUR	995,000	USD	1,156,292	Bank of America N.A.	09/06/18	(1,265)
EUR	2,922,000	USD	3,400,624	Barclays Bank PLC	09/06/18	(8,675)
GBP	1,961,000	USD	2,547,339	JPMorgan Chase Bank N.A.	09/06/18	(4,908)
USD	1,152,477	EUR	995,000	Goldman Sachs International	09/06/18	(2,550)
USD	574,068	EUR	502,000	Northern Trust Co.	09/06/18	(8,669)

						(26,067)

						$54,202

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	44	12/14/19	USD	942.86	USD	—	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$80,269	$—	$—	$80,269

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$26,067	$—	$—	$26,067

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$52,517	$—	$—	$52,517
Options purchased(a)	—	—	—	—	85,253	—	85,253
Swaps	—	(11,471)	—	—	—	—	(11,471)

	$—	$(11,471)	$—	$52,517	$85,253	$—	$126,299

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$2,366	$—	$—	$2,366
Options purchased(b)	—	—	—	—	65,446	—	65,446

	$—	$—	$—	$2,366	$65,446	$—	$67,812

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,197,610
Average amounts sold — in USD	$2,987,651
Options:
Average notional value of swaption contracts purchased	$11,828,597
Credit default swaps:
Average notional amount — buy protection	$1,263,000
Average notional amount — sell protection	$1,369,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Forward foreign currency exchange contracts	$80,269	$26,067

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$80,269	$26,067
Derivatives not subject to an Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$80,269	$26,067

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank PLC	$8,673	$(8,673)	$—	$—	$—
JPMorgan Chase Bank N.A.	4,901	(4,901)	—	—	—
State Street Bank and Trust Co.	13,127	—	—	—	13,127
Toronto-Dominion Bank	34,616	—	—	—	34,616
UBS AG	18,952	—	—	—	18,952

	$80,269	$(13,574)	$—	$—	$66,695

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$1,265	$—	$—	$—	$1,265
Barclays Bank PLC	8,675	(8,673)	—	—	2
Goldman Sachs International	2,550	—	—	—	2,550
JPMorgan Chase Bank N.A.	4,908	(4,901)	—	—	7
Northern Trust Co.	8,669	—	—	—	8,669

	$26,067	$(13,574)	$—	$—	$12,493

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$23,040,999	$2,698,550	$25,739,549
Common Stocks(a)	206,411	149	2,048,238	2,254,798
Corporate Bonds	—	23,973,694	2,892,436	26,866,130
Floating Rate Loan Interests	—	719,170,574	36,749,545	755,920,119
Trust Preferred	1,631,959	—	—	1,631,959
Short-Term Securities	155,382	—	—	155,382
Liabilities:
Investments:
Unfunded Floating Rate Loan Interests(b)	—	(3,212)	—	(3,212)

	$1,993,752	$766,182,204	$44,388,769	$812,564,725

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(c)
Assets:
Forward foreign currency contracts	$—	$80,269	$—	$80,269
Liabilities:
Forward foreign currency contracts	—	(26,067)	—	(26,067)

	$—	$54,202	$—	$54,202

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $233,000,000 is categorized as Level 2 within the disclosure hierarchy.

During the year ended August 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Rights	Warrants	Total
Assets:
Opening balance, as of August 31, 2017	$—	$478,161	$2,513,176	$30,767,366	$3	$49,016	$168	$33,807,890
Transfers into Level 3(a)	—	—	—	12,445,090	—	—	—	12,445,090
Transfers out of Level 3(b)	—	—	—	(12,802,806)	—	—	—	(12,802,806)
Accrued discounts/premiums	—	—	—	111,746	—	—	—	111,746
Net realized gain (loss)	—	—	874,494	(571,120)	(61,488)	30,810	—	272,696
Net change in unrealized appreciation (depreciation)(c)(d)	—	899,339	(620,944)	561,527	61,485	(49,016)	(168)	852,223
Purchases	2,698,550	670,738	2,813,160	25,498,193	—	—	—	31,680,641
Sales	—	—	(2,687,450)	(19,260,451)	—	(30,810)	—	(21,978,711)

Closing balance, as of August 31, 2018	$2,698,550	$2,048,238	$2,892,436	$36,749,545	$—	$—	$—	$44,388,769

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2018(d)	$—	$899,349	$113,370	$164,349	$—	$—	$(168)	$1,176,900

(a)

As of August 31, 2017 the Fund used observable inputs in determining the value of certain investments. As of August 31, 2018, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of August 31, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Shares	Value
Common Stocks — 0.4%

Chemicals — 0.0%
LyondellBasell Industries NV, Class A		37	$4,173

Diversified Financial Services — 0.3%
Kcad Holdings I Ltd.(a)(b)		546,753,936	2,072,198

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(b)		8,511	85

Hotels, Restaurants & Leisure — 0.0%
Caesars Entertainment Corp.(b)		8,330	84,966

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(a)(b)		3,155	—

Metals & Mining — 0.0%
Ameriforge Group, Inc.		801	46,458

Utilities — 0.1%
Texgen LLC(a)(b)		7,331	263,916

Total Common Stocks — 0.4% (Cost — $6,481,691)			2,471,796

		Par (000)
Asset-Backed Securities — 11.5%

Asset-Backed Securities — 11.4%
AIMCO CLO, Series 2014-AA, Class DR, (3 mo. LIBOR US + 3.25%), 5.60%, 07/20/26(c)(d)	USD	250	250,079
Allegro CLO II Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.85%), 6.20%, 01/21/27(c)(d)		1,000	1,000,065
Allegro CLO II-S Ltd., Series 2014-1RA, Class C, 1.00%, 10/21/28(c)(e)(f)		1,000	1,000,000
ALM VI, Ltd., Series 2012-6A, Class BR3, 4.10%, 07/15/26(c)(e)		1,000	986,261
ALM XII, Ltd., Series 2015-12A, Class C1R2, 4.99%, 04/16/27(c)(e)		1,000	992,111
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class CR2, 5.04%, 07/15/27(c)(e)		270	268,079
AmeriCredit Automobile Receivables, Series 2014-3, Class C, 2.58%, 09/08/20		2,377	2,376,169
AMMC CLO Ltd., Series 2014-15A, Class D, (3 mo. LIBOR US + 4.20%), 6.53%, 12/09/26(c)(d)		2,000	2,013,270
Anchorage Capital CLO Ltd.(c):
Series 2014-3RA, Class E, 7.84%, 01/28/31(e)		850	837,239
Series 2014-4RA, Class D, 4.94%, 01/28/31(e)		250	246,192
Series 2014-5RA, Class E, 7.74%, 01/15/30(e)		860	862,885
Series 2015-7A, Class DR, 5.04%, 10/15/27(e)		1,000	995,824
Series 2016-8A, Class ER, 8.09%, 07/28/28(e)		1,000	997,801
Series 2016-9A, Class D, (3 mo. LIBOR US + 4.00%), 6.34%, 01/15/29(d)		350	352,393
Ares XL CLO Ltd., Series 2016-40A, Class D, (3 mo. LIBOR US + 6.60%), 8.94%, 10/15/27(c)(d)		500	504,242
Battalion CLO XI Ltd., Series 2017-11A, Class E, 8.32%, 10/24/29(c)(e)		325	326,780
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, 8.75%, 10/15/30(c)(e)		500	506,075
BlueMountain CLO Ltd., Series 2012-2A, Class DR, (3 mo. LIBOR US + 4.15%), 6.47%, 11/20/28(c)(d)		1,000	1,006,016
Carlyle Global Market Strategies CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.00%), 4.35%, 04/20/27(c)(d)		600	600,518

Security		Par (000)	Value
Asset-Backed Securities (continued)
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 01/25/30(c)	USD	545	$506,764
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(c)		3,048	3,052,756
Dryden 64 CLO Ltd., Series 2018-64A, Class D, 4.87%, 04/18/31(c)(e)		250	245,729
Galaxy CLO Ltd., Series 2015-21A, 7.60%, 04/20/31(c)(e)		500	485,751
Highbridge Loan Management Ltd., Series 5A-2015, Class E, (3 mo. LIBOR US + 5.35%), 7.69%, 01/29/26(c)(d)		1,000	1,001,245
Lendmark Funding Trust, Series 2017-2A, Class A, 2.80%, 05/20/26(c)		2,240	2,210,310
Litigation Fee Residual Funding, 4.00%, 10/30/27(a)		1,309	1,302,950
Madison Park Funding X Ltd., Series 2012-10A, Class ER, (3 mo. LIBOR US + 7.62%), 9.97%, 01/20/29(c)(d)		500	506,493
Madison Park Funding XI Ltd., Series 2013-11A, Class ER, 8.80%, 07/23/29(c)(e)		250	250,867
Madison Park Funding XIII Ltd., Series 2014-13A, Class ER, 8.09%, 04/19/30(c)(e)		1,250	1,257,652
Madison Park Funding XIV Ltd., Series 2014-14A, Class E, (3 mo. LIBOR US + 4.75%), 7.10%, 07/20/26(c)(d)		1,000	1,003,062
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 4.54%, 01/27/26(c)(d)		1,500	1,501,910
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ER, 7.34%, 01/15/28(c)(e)		1,250	1,250,906
Oaktree CLO Ltd., Series 2015-1A, Class DR, 7.55%, 10/20/27(c)(e)		500	498,551
Octagon Investment Partners LLC, Series 2017-1A, Class E, (3 mo. LIBOR US + 6.30%), 8.65%, 07/20/30(c)(d)		500	506,696
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 07/18/25(c)		4,000	4,020,130
OZLM IX Ltd., Series 2014-9A Class CR, (3 mo. LIBOR US + 3.55%), 5.90%, 01/20/27(c)(d)		1,000	1,001,048
OZLM VIII Ltd., Series 2014-8A(c)(d):
Class BR, (3 mo. LIBOR US + 2.25%), 4.59%, 10/17/26		2,500	2,501,770
Class CR, (3 mo. LIBOR US + 3.40%), 5.74%, 10/17/26		500	500,510
OZLM XII Ltd., Series 2015-12A, Class C, (3 mo. LIBOR US + 3.70%), 6.04%, 04/30/27(c)(d)		1,000	999,947
OZLM XIX Ltd., Series 2017-19A, Class D, 8.94%, 11/22/30(c)(e)		500	511,499
OZLM XV Ltd., Series 2016-15A, Class C, (3 mo. LIBOR US + 4.00%), 6.35%, 01/20/29(c)(d)		1,000	1,007,571
OZLM XXI, Series 2017-21A, Class D, 7.89%, 01/20/31(c)(e)		500	496,363
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, 8.54%, 11/14/29(c)(e)		1,750	1,766,376
Regatta V Funding Ltd., Series 2014-1A, Class BR, (3 mo. LIBOR US + 2.30%), 4.64%, 10/25/26(c)(d)		2,000	2,002,521
Rockford Tower CLO Ltd.(c)(d):
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.25%), 5.59%, 04/15/29		250	250,991
Series 2017-2A, Class D, (3 mo. LIBOR US + 3.45%), 5.79%, 10/15/29		500	502,536

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Santander Drive Auto Receivables Trust, Class D:
Series 2014-3, 2.65%, 08/17/20	USD	2,691	$2,690,774
Series 2014-4, 3.10%, 11/16/20		4,446	4,453,301
Shackleton CLO Ltd., Series 2013-3A, Class DR, 5.36%, 07/15/30(c)(e)		500	499,408
Sound Point CLO VII Ltd., Series 2014-3A, Class D, (3 mo. LIBOR US + 3.60%), 5.95%, 01/23/27(c)(d)		2,000	2,003,691
Sound Point CLO XIV Ltd., Series 2016-3A, Class E, (3 mo. LIBOR US + 6.65%), 9.00%, 01/23/29(c)(d)		1,000	1,009,246
Symphony CLO XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 2.20%), 4.54%, 10/17/26(c)(d)		1,250	1,248,091
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (3 mo. LIBOR US + 4.00%), 6.35%, 01/23/28(c)(d)		1,000	1,010,728
Thayer Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.10%), 8.45%, 04/20/29(c)(d)		500	504,213
THL Credit Wind River CLO Ltd., Series 2014-3A, Class E, (3 mo. LIBOR US + 5.60%), 7.95%, 01/22/27(c)(d)		1,000	1,001,263
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.51%), 8.85%, 07/15/29(c)(d)		500	510,477
Venture XXVI CLO Ltd., Series 2017-26A(c)(d):
Class D, (3 mo. LIBOR US + 4.25%), 6.60%, 01/20/29		1,000	1,012,881
Class E, (3 mo. LIBOR US + 6.80%), 9.15%, 01/20/29		500	509,477
Vibrant CLO IV Ltd., Series 2016-4A, Class D, (3 mo. LIBOR US + 4.50%), 6.85%, 07/20/28(c)(d)		1,000	1,007,540
Wellfleet CLO Ltd., Series 2017-3A, Class B, 4.29%, 01/17/31(c)(e)		500	494,076
World Financial Network Credit Card Master Trust, Series 2012-C, Class B, 3.57%, 08/15/22		3,000	3,003,251
York CLO Ltd.(c):
Series 2015-1A, Class ER, 8.00%, 01/22/31(e)		250	241,892
Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 5.95%, 10/20/29(d)		250	252,126
Series 2016-2A, Class E, (3 mo. LIBOR US + 6.94%), 9.29%, 01/20/30(d)		1,000	1,012,464

			69,729,802
Interest Only Asset-Backed Securities — 0.1%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 03/30/30(a)(c)		2,976	156,252
Sterling Coofs Trust, Series 2004-1, Class A, 2.00%, 04/15/29(a)		2,299	121,842

			278,094

Total Asset-Backed Securities — 11.5% (Cost — $69,974,675)			70,007,896

Corporate Bonds — 61.3%

Aerospace — 0.0%
Koninklijke KPN NV (5 year GBP Swap + 5.51%), 6.88%, 03/14/73(g)	GBP	100	137,573

Aerospace & Defense — 1.7%
Arconic, Inc.:
5.87%, 02/23/22(h)	USD	730	758,908
5.13%, 10/01/24(h)		742	745,339
5.90%, 02/01/27		155	156,953

Security		Par (000)	Value
Aerospace & Defense (continued)
BBA US Holdings, Inc., 5.38%, 05/01/26(c)	USD	271	$271,678
Bombardier, Inc.(c):
7.75%, 03/15/20		172	180,600
8.75%, 12/01/21(h)		823	905,300
6.00%, 10/15/22		19	19,048
6.13%, 01/15/23(h)		1,063	1,070,972
7.50%, 12/01/24(h)		861	905,126
7.50%, 03/15/25(h)		1,002	1,029,555
7.45%, 05/01/34		188	191,760
EnPro Industries, Inc., 5.88%, 09/15/22		111	113,081
KLX, Inc., 5.88%, 12/01/22(c)(h)		788	815,580
Koppers, Inc., 6.00%, 02/15/25(c)		225	226,125
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(c)		298	307,685
Moog, Inc., 5.25%, 12/01/22(c)		270	273,713
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22(c)		162	167,265
TransDigm UK Holdings PLC, 6.88%, 05/15/26(c)		600	615,642
TransDigm, Inc.:
6.00%, 07/15/22(h)		601	607,010
6.50%, 07/15/24(h)		178	180,893
6.50%, 05/15/25		299	304,232
6.38%, 06/15/26(h)		447	451,749

			10,298,214
Airlines — 1.8%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 09/15/24(c)(h)		1,224	1,196,933
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 07/15/24(h)		2,574	2,644,448
Series 2013-2, Class B, 5.60%, 01/15/22(c)(h)		351	357,698
Series 2017-1, Class B, 4.95%, 08/15/26		1,351	1,370,736
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20		239	238,405
Latam Finance Ltd., 6.88%, 04/11/24(c)		203	198,028
United Airlines Pass-Through Trust:
Series 2014-2, Class B, 4.63%, 03/03/24(h)		1,759	1,770,664
Series 2015-1, Class A, 3.70%, 06/01/24		2,430	2,417,170
US Airways Pass-Through Trust, Series 2011-1, Class B, 9.75%, 04/22/20		315	316,114
Virgin Australia Trust, Series 2013-1(c)(h):
Class A, 5.00%, 04/23/25		281	286,178
Class C, 7.13%, 10/23/18		112	112,399

			10,908,773
Auto Components — 0.5%
Adient Global Holdings Ltd., 3.50%, 08/15/24	EUR	100	108,455
Allison Transmission, Inc., 5.00%, 10/01/24(c)	USD	28	27,580
Aptiv PLC, 4.40%, 10/01/46		240	219,076
Federal-Mogul LLC/Federal-Mogul Financing Corp., 5.00%, 07/15/24	EUR	149	183,233
Fiat Chrysler Finance Europe, 4.75%, 07/15/22		120	155,826
GKN Holdings PLC, 3.38%, 05/12/32	GBP	100	132,629
Goodyear Dunlop Tires Europe BV, 3.75%, 12/15/23	EUR	100	119,215
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	67	62,896
HP Pelzer Holding GmbH, 4.13%, 04/01/24	EUR	100	116,510
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 08/01/20	USD	28	28,482
6.25%, 02/01/22		299	307,193
6.75%, 02/01/24		279	288,067
6.38%, 12/15/25		149	150,862

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Auto Components (continued)
IHO Verwaltungs GmbH(i):
(2.75% Cash or 3.50% PIK), 2.75%, 09/15/21	EUR	100	$117,605
(3.25% Cash or 4.00% PIK), 3.25%, 09/15/23		100	118,961
(3.75% Cash or 4.50% PIK), 3.75%, 09/15/26		100	119,084
(4.13% Cash or 4.88% PIK), 4.13%, 09/15/21(c)	USD	200	199,000
(4.50% Cash or 5.25% PIK), 4.50%, 09/15/23(c)		200	194,000
Tesla, Inc., 5.30%, 08/15/25(c)(h)		496	429,040
Volvo Car AB, 2.00%, 01/24/25	EUR	100	114,901

			3,192,615
Automobiles — 0.4%
General Motors Co., 3.50%, 10/02/18(h)	USD	2,478	2,479,809

Banks — 2.0%
Allied Irish Banks PLC(5 year EUR Swap + 3.95%), 4.13%, 11/26/25(g)	EUR	100	122,898
Banco Espirito Santo SA(j):
4.75%, 01/15/19		100	33,372
4.00%, 01/21/19(b)		100	34,242
Banco Popolare, 2.75%, 07/27/20		100	116,935
Bank of Ireland(5 year EUR Swap + 3.55%), 4.25%, 06/11/24(g)		100	118,924
Bankia SA(5 year EUR Swap + 3.35%), 3.38%, 03/15/27(g)		100	118,772
Barclays PLC:
4.38%, 09/11/24(h)	USD	580	562,921
3.65%, 03/16/25(h)		3,600	3,401,888
5.20%, 05/12/26		200	197,622
CaixaBank SA(5 year EUR Swap + 3.35%), 3.50%, 02/15/27(g)	EUR	100	121,832
CIT Group, Inc.:
5.00%, 08/01/23(h)	USD	582	591,458
5.25%, 03/07/25		127	129,143
6.13%, 03/09/28		98	102,410
HSBC Holdings PLC, 4.38%, 11/23/26(h)		395	392,081
IKB Deutsche Industriebank AG, 4.00%, 01/31/28(e)	EUR	100	115,654
Intesa Sanpaolo SpA, 2.13%, 08/30/23		100	115,623
Inversiones Atlantida SA, 8.25%, 07/28/22(c)	USD	370	377,400
Nordea Bank AB, 4.50%, 03/26/20	EUR	1,020	1,264,238
Santander Holdings USA, Inc., 4.50%, 07/17/25(h)	USD	1,750	1,747,619
Santander UK Group Holdings PLC, 2.88%, 08/05/21(h)		950	927,347
Standard Chartered PLC, 3.89%, 03/15/24(c)(e)(h)		1,500	1,476,442

			12,068,821
Beverages — 0.6%
Anheuser-Busch InBev Finance, Inc., 3.30%, 02/01/23(h)		3,000	2,977,838
ARD Finance SA, (6.63% Cash or 7.38% PIK), 6.63%, 09/15/23(i)	EUR	100	119,557
BWAY Holding Co., 4.75%, 04/15/24		100	119,076
Central American Bottling Corp., 5.75%, 01/31/27(c)	USD	176	174,240
Crown European Holdings SA, 2.25%, 02/01/23(c)	EUR	100	118,396
OI European Group BV, 4.00%, 03/15/23(c)	USD	246	233,393

			3,742,500
Biotechnology — 0.1%
Illumina, Inc., 0.50%, 06/15/21(k)		303	445,374
Senvion Holding GmbH, 3.88%, 10/25/22	EUR	100	101,438

			546,812
Building Materials — 0.1%
American Woodmark Corp., 4.88%, 03/15/26(c)	USD	97	93,362

Security		Par (000)	Value
Building Materials (continued)
Titan Global Finance PLC, 3.50%, 06/17/21	EUR	100	$121,281

			214,643
Building Products — 0.4%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23(c)	USD	184	189,060
Beacon Escrow Corp., 4.88%, 11/01/25(c)		215	198,337
Building Materials Corp. of America, 6.00%, 10/15/25(c)(h)		260	265,897
CPG Merger Sub LLC, 8.00%, 10/01/21(c)(h)		324	328,860
Jeld-Wen, Inc.:
4.63%, 12/15/25(c)		138	128,685
4.88%, 12/15/27(c)		19	17,717
Masonite International Corp.(c):
5.63%, 03/15/23(h)		464	474,440
5.75%, 09/15/26		160	161,600
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(c)		107	109,776
Standard Industries, Inc.(c):
5.50%, 02/15/23		66	67,505
5.38%, 11/15/24		126	126,157
USG Corp.(c):
5.50%, 03/01/25		11	11,248
4.88%, 06/01/27		198	200,418

			2,279,700
Cable Television Services — 0.0%
CB Escrow Corp., 8.00%, 10/15/25(c)		146	129,575

Capital Markets — 0.6%
Blackstone CQP Holdco LP(c):
6.50%, 03/20/21		2,040	2,045,819
6.00%, 08/18/21		332	328,744
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24(c)		85	87,656
Morgan Stanley, 4.00%, 07/23/25(h)		965	969,219
NFP Corp., 6.88%, 07/15/25(c)		85	83,300

			3,514,738
Chemicals — 2.0%
Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(c)(i)		256	256,640
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(c)(h)		1,061	1,045,085
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	100	120,045
Axalta Coating Systems LLC, 4.88%, 08/15/24(c)	USD	454	451,162
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		424	480,710
10.00%, 10/15/25		308	356,510
CF Industries, Inc.:
5.15%, 03/15/34		90	84,825
4.95%, 06/01/43		164	143,992
Chemours Co.:
6.63%, 05/15/23		129	135,128
7.00%, 05/15/25		112	119,560
4.00%, 05/15/26	EUR	369	431,486
5.38%, 05/15/27	USD	134	131,655
Cydsa SAB de C.V., 6.25%, 10/04/27(c)		252	237,815
Hexion, Inc., 10.38%, 02/01/22(c)		184	181,062
Huntsman International LLC, 5.13%, 11/15/22		280	288,750
INEOS Finance PLC, 4.00%, 05/01/23	EUR	100	118,412
INEOS Group Holdings SA, 5.38%, 08/01/24		100	122,053
Mexichem SAB de CV, 5.50%, 01/15/48(c)	USD	200	184,000
Momentive Performance Materials, Inc., 3.88%, 10/24/21(h)		1,578	1,684,515
NOVA Chemicals Corp., 4.88%, 06/01/24(c)		267	260,993
Olin Corp., 5.00%, 02/01/30		117	111,735

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Chemicals (continued)
Platform Specialty Products Corp.(c)(h):
6.50%, 02/01/22	USD	2,210	$2,259,725
5.88%, 12/01/25		988	980,590
PQ Corp.(c):
6.75%, 11/15/22(h)		373	389,785
5.75%, 12/15/25		528	520,080
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	100	121,734
Sherwin-Williams Co., 2.75%, 06/01/22	USD	180	175,239
WR Grace & Co-Conn(c):
5.13%, 10/01/21(h)		741	761,377
5.63%, 10/01/24		200	211,316

			12,365,979
Commercial Services & Supplies — 1.0%
ADT Corp.:
6.25%, 10/15/21		139	146,645
3.50%, 07/15/22(h)		285	269,681
4.13%, 06/15/23		284	270,155
4.88%, 07/15/32(c)		418	340,670
Advanced Disposal Services, Inc., 5.63%, 11/15/24(c)		161	161,000
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(c)(h)		204	200,430
CD&R Waterworks Merger Sub LLC, 6.13%, 08/15/25(c)		410	393,600
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22(c)		71	73,485
Harland Clarke Holdings Corp., 8.38%, 08/15/22(c)		414	388,125
KAR Auction Services, Inc., 5.13%, 06/01/25(c)		444	435,120
Mobile Mini, Inc., 5.88%, 07/01/24(h)		499	506,485
Paprec Holding SA, 4.00%, 03/31/25	EUR	100	117,209
Park Aerospace Holdings Ltd.(c):
3.63%, 03/15/21	USD	226	222,045
5.25%, 08/15/22		369	375,919
5.50%, 02/15/24		12	12,330
Pitney Bowes, Inc., 3.38%, 10/01/21(h)		500	474,062
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(c)		472	467,280
United Rentals North America, Inc.:
5.75%, 11/15/24(h)		609	628,610
5.50%, 05/15/27		246	245,385
Verisure Holding AB, 6.00%, 11/01/22	EUR	113	135,658
Wrangler Buyer Corp., 6.00%, 10/01/25(c)	USD	258	248,970

			6,112,864
Communications Equipment — 0.8%
CommScope Technologies LLC(c):
6.00%, 06/15/25		3	3,105
5.00%, 03/15/27		367	356,908
CommScope, Inc.(c):
5.00%, 06/15/21		465	467,325
5.50%, 06/15/24		102	103,275
Motorola Solutions, Inc., 3.75%, 05/15/22(h)		1,500	1,497,745
Nokia OYJ:
3.38%, 06/12/22		106	103,602
4.38%, 06/12/27		149	143,226
6.63%, 05/15/39		200	215,000
Zayo Group LLC/Zayo Capital, Inc.(h):
6.00%, 04/01/23		531	547,286
6.38%, 05/15/25		104	108,680
5.75%, 01/15/27(c)		1,030	1,032,575

			4,578,727
Construction & Engineering — 0.6%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(c)		293	262,068

Security		Par (000)	Value
Construction & Engineering (continued)
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(c)	USD	293	$303,988
BlueLine Rental Finance Corp., 9.25%, 03/15/24(c)(h)		1,409	1,479,450
Brand Energy & Infrastructure Services, Inc., 8.50%, 07/15/25(c)		404	415,110
Engility Corp., 8.88%, 09/01/24		216	230,580
frontdoor, Inc., 6.75%, 08/15/26(c)		147	150,491
Pisces Midco, Inc., 8.00%, 04/15/26(c)		184	188,600
SPIE SA, 3.13%, 03/22/24	EUR	100	116,641
SRS Distribution, Inc., 8.25%, 07/01/26(c)	USD	185	173,900
Tutor Perini Corp., 6.88%, 05/01/25(c)		219	222,833
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 08/15/25		61	57,645

			3,601,306
Construction Materials — 0.6%
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(c)		226	226,271
HD Supply, Inc., 5.75%, 04/15/24(c)(h)(l)		2,580	2,712,225
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	100	123,040
Navistar International Corp., 6.63%, 11/01/25(c)	USD	271	281,840
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(c)		160	171,800
Rexel SA, 3.50%, 06/15/23	EUR	116	139,972
Williams Scotsman International, Inc.(c):
7.88%, 12/15/22	USD	109	112,270
6.88%, 08/15/23		185	183,381

			3,950,799
Consumer Discretionary — 0.2%
Blitz F18-674 GmbH, 6.00%, 07/30/26	EUR	100	116,580
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(c)	USD	92	89,240
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(c)		56	60,830
Staples, Inc., 8.50%, 09/15/25(c)		273	257,958
Viking Cruises Ltd.(c):
6.25%, 05/15/25		398	401,980
5.88%, 09/15/27(h)		598	587,535

			1,514,123
Consumer Finance — 1.0%
Alliance Data Systems Corp.(c):
5.88%, 11/01/21(h)		696	711,660
5.38%, 08/01/22		130	130,650
Ally Financial, Inc., 8.00%, 11/01/31(h)		1,416	1,731,060
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(c)		200	202,000
Mulhacen Pte Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 08/01/23(i)	EUR	119	137,696
Navient Corp.:
5.00%, 10/26/20(h)	USD	310	310,840
6.63%, 07/26/21		113	117,661
6.50%, 06/15/22		375	387,769
5.50%, 01/25/23		134	132,491
7.25%, 09/25/23(h)		257	271,135
5.88%, 10/25/24		65	62,888
6.75%, 06/25/25		105	104,737
6.75%, 06/15/26		211	207,044
5.63%, 08/01/33		95	79,800
Nexi Capital SpA, 3.63%, 05/01/23(e)	EUR	100	115,495
Springleaf Finance Corp.:
6.13%, 05/15/22	USD	70	71,925
5.63%, 03/15/23		8	7,980
6.88%, 03/15/25		311	311,093
7.13%, 03/15/26		426	423,900

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Consumer Finance (continued)
Verscend Escrow Corp., 9.75%, 08/15/26(c)	USD	530	$543,091

			6,060,915
Containers & Packaging — 1.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.63%, 05/15/23(c)(h)		990	981,337
6.75%, 05/15/24	EUR	100	125,436
7.25%, 05/15/24(c)(h)	USD	1,595	1,676,744
4.75%, 07/15/27(c)	GBP	100	126,247
4.75%, 07/15/27		100	126,247
Ball Corp., 4.00%, 11/15/23	USD	48	46,860
BWAY Holding Co.(c):
5.50%, 04/15/24(h)		681	676,744
7.25%, 04/15/25		57	55,575
Crown Americas LLC/Crown Americas Capital Corp.:
4.75%, 02/01/26(c)		182	174,720
4.25%, 09/30/26		166	152,305
Mercer International, Inc.:
6.50%, 02/01/24		113	115,825
5.50%, 01/15/26(c)		117	114,075
Reynolds Group Issuer, Inc/Reynolds Group Issuer LLC:
5.75%, 10/15/20(h)		1,029	1,030,479
(3 mo. LIBOR US + 3.50%), 5.84%, 07/15/21(c)(d)		433	437,871
5.13%, 07/15/23(c)		59	58,779
7.00%, 07/15/24(c)(h)		729	740,664
Sealed Air Corp.(c):
4.88%, 12/01/22		192	192,960
6.88%, 07/15/33		44	47,520
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	119,174
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/26		100	118,963

			7,118,525
Diversified Consumer Services — 0.6%
APX Group, Inc.(h):
8.75%, 12/01/20	USD	262	262,000
7.88%, 12/01/22		336	343,140
Ascend Learning LLC, 6.88%, 08/01/25(c)		275	277,750
Carriage Services, Inc., 6.63%, 06/01/26(c)		152	154,660
Graham Holdings Co., 5.75%, 06/01/26(c)		173	176,893
Laureate Education, Inc., 8.25%, 05/01/25(c)		114	122,978
Matthews International Corp., 5.25%, 12/01/25(c)		62	59,675
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	100	132,724
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(c)(h)	USD	1,635	1,751,575
ServiceMaster Co. LLC, 5.13%, 11/15/24(c)		244	239,730

			3,521,125
Diversified Financial Services — 1.2%
Arrow Global Finance PLC(3 mo. Euribor + 2.88%), 2.88%, 04/01/25(g)	EUR	100	107,902
Banca IFIS SpA, 4.50%, 10/17/27(e)		100	106,237
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	100	127,044
Docuformas SAPI de C.V., 9.25%, 10/11/22(c)	USD	421	382,057
FS Energy & Power Fund, 7.50%, 08/15/23(c)		260	266,097
General Motors Financial Co., Inc., 4.38%, 09/25/21(h)		530	539,688
Gilex Holding Sarl, 8.50%, 05/02/23(c)		182	189,280
HSBC Holdings PLC, 6.25%(e)(h)(m)		1,158	1,162,400
Intesa Sanpaolo SpA, 5.02%, 06/26/24(c)(h)		2,442	2,209,655
Intrum Justitia AB, 2.75%, 07/15/22	EUR	100	112,988
Jefferies Finance LLC/JFIN Co-Issuer Corp.(c)(h):
7.38%, 04/01/20	USD	290	295,075
6.88%, 04/15/22		480	484,800

Security		Par (000)	Value
Diversified Financial Services (continued)
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(i)	EUR	101	$116,664
MSCI, Inc., 5.25%, 11/15/24(c)	USD	105	107,888
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(c)(h)		582	565,995
Travelport Corporate Finance PLC, 6.00%, 03/15/26(c)		171	173,993
UniCredit SpA(5 year EUR Swap + 4.32%), 4.38%, 01/03/27(g)	EUR	100	117,523
Vantiv LLC/Vanity Issuer Corp.(c):
3.88%, 11/15/25	GBP	100	126,080
4.38%, 11/15/25	USD	200	190,500
WMG Acquisition Corp.:
4.13%, 11/01/24	EUR	100	120,004
5.50%, 04/15/26(c)	USD	120	117,900

			7,619,770
Diversified Telecommunication Services — 1.4%
CenturyLink, Inc.:
5.63%, 04/01/25(h)		668	652,970
Series P, 7.60%, 09/15/39		26	23,270
Series S, 6.45%, 06/15/21(h)		412	428,480
Series U, 7.65%, 03/15/42		246	220,170
Series W, 6.75%, 12/01/23(h)		325	338,812
Series Y, 7.50%, 04/01/24		520	556,400
Cincinnati Bell, Inc., 7.00%, 07/15/24(c)		406	357,280
Embarq Corp., 8.00%, 06/01/36		356	347,100
Frontier Communications Corp.:
7.13%, 03/15/19		190	190,712
10.50%, 09/15/22		201	176,880
11.00%, 09/15/25		1,205	921,825
Level 3 Financing, Inc.:
5.38%, 08/15/22		184	185,840
5.63%, 02/01/23		115	116,404
5.13%, 05/01/23(h)		295	294,363
5.38%, 01/15/24		325	325,000
5.38%, 05/01/25(h)		303	299,212
5.25%, 03/15/26(h)		937	918,354
OTE PLC, 3.50%, 07/09/20	EUR	100	121,310
SoftBank Group Corp.:
(5 year USD ICE Swap + 4.85%), 6.88%(g)(m)	USD	290	262,450
4.00%, 04/20/23	EUR	100	121,763
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	233	236,495
6.00%, 09/30/34(h)		784	772,083
7.72%, 06/04/38		21	22,995
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	37	58,466
Telecom Italia SpA:
5.88%, 05/19/23	GBP	100	142,812
3.63%, 01/19/24	EUR	100	123,768
Telecom Italia SpA/Milano, 2.88%, 01/28/26		100	115,355
Verizon Communications, Inc., 3.38%, 02/15/25(h)	USD	156	151,942

			8,482,511
Electric Utilities — 0.8%
AES Corp., 5.50%, 04/15/25		82	84,255
Black Hills Corp., 3.15%, 01/15/27(h)		305	283,480
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(c)(h)		1,006	998,656
DPL, Inc., 7.25%, 10/15/21		30	32,475
Enel Finance International NV, 3.63%, 05/25/27(c)(h)		900	828,773
Energuate Trust, 5.88%, 05/03/27(c)		200	191,000
Eskom Holdings SOC Ltd., 6.35%, 08/10/28(c)		325	324,922

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Electric Utilities (continued)
Exelon Corp., 3.40%, 04/15/26(h)	USD	140	$134,964
NextEra Energy Operating Partners LP(c):
4.25%, 09/15/24		137	133,575
4.50%, 09/15/27		40	38,000
Southern Co., 2.95%, 07/01/23(h)		1,920	1,851,684
Talen Energy Supply LLC, 6.50%, 06/01/25		176	131,120
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. :
10.25%, 11/01/15(a)(b)		47	—
10.50%, 11/01/18(a)		31	13
11.50%, 10/01/20(a)		300	—

			5,032,917
Electrical Equipment — 0.0%
Areva SA, 4.88%, 09/23/24	EUR	100	123,330

Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/23	USD	72	73,440
5.50%, 12/01/24(h)		493	512,720
5.00%, 09/01/25		107	106,331
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	100	119,706
Energizer Gamma Acquisition, Inc., 6.38%, 07/15/26(c)	USD	177	182,974
Itron, Inc., 5.00%, 01/15/26(c)		25	23,830

			1,019,001
Energy Equipment & Services — 1.1%
Calfrac Holdings LP, 8.50%, 06/15/26(c)		163	155,257
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50%, 04/01/25(c)		330	332,475
Ensco PLC:
4.50%, 10/01/24		26	21,580
5.20%, 03/15/25		103	86,134
7.75%, 02/01/26		553	528,115
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(c)(h)		609	615,090
Halliburton Co., 3.80%, 11/15/25(h)		100	99,871
McDermott Technology Americas, Inc./McDermott Technology U.S., Inc., 10.63%, 05/01/24(c)		246	261,756
Oceaneering International, Inc., 4.65%, 11/15/24		46	43,767
Odebrecht Oil & Gas Finance Ltd., 0.00%(c)(m)(n)	BRL	43	320
Pattern Energy Group, Inc., 5.88%, 02/01/24(c)	USD	299	301,242
Pioneer Energy Services Corp., 6.13%, 03/15/22		275	240,625
Precision Drilling Corp.:
6.50%, 12/15/21		54	55,072
7.75%, 12/15/23		75	79,313
5.25%, 11/15/24		134	127,635
SESI LLC, 7.75%, 09/15/24		208	215,280
Transocean, Inc.:
8.38%, 12/15/21		220	235,950
5.80%, 10/15/22		287	284,130
9.00%, 07/15/23(c)(h)		636	686,085
7.50%, 01/15/26(c)		219	223,106
6.80%, 03/15/38		134	110,383
Trinidad Drilling Ltd., 6.63%, 02/15/25(c)		263	260,370
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26(c)		277	286,695
Weatherford International Ltd.:
7.75%, 06/15/21(h)		759	743,820
8.25%, 06/15/23		232	215,760
6.50%, 08/01/36		110	81,675
7.00%, 03/15/38		8	6,080
5.95%, 04/15/42		310	217,775

			6,515,361

Security		Par (000)	Value
Environmental, Maintenance, & Security Service — 0.2%
Hulk Finance Corp., 7.00%, 06/01/26(c)	USD	262	$251,520
Tervita Escrow Corp., 7.63%, 12/01/21(c)(h)		842	872,522
Waste Pro USA, Inc., 5.50%, 02/15/26(c)		216	208,440

			1,332,482
Equity Real Estate Investment Trusts (REITs) — 1.4%
AvalonBay Communities, Inc., 3.45%, 06/01/25(h)		1,245	1,225,410
ERP Operating LP, 3.38%, 06/01/25(h)		1,015	997,666
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(c)		145	146,813
GEO Group, Inc.:
5.13%, 04/01/23		249	240,285
5.88%, 10/15/24		158	154,050
6.00%, 04/15/26		22	21,230
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		263	255,767
5.13%, 05/01/26(c)		291	291,364
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		30	29,625
iStar, Inc.:
4.63%, 09/15/20		33	32,835
6.00%, 04/01/22		62	62,543
5.25%, 09/15/22		67	66,330
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26(c)		200	204,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24(h)		1,361	1,400,129
4.50%, 09/01/26(h)		789	751,522
4.50%, 01/15/28		322	296,852
MPT Operating Partnership LP/MPT Finance Corp.:
6.38%, 03/01/24		33	34,792
5.50%, 05/01/24		50	50,625
5.00%, 10/15/27		176	172,480
NH Hotel Group SA, 3.75%, 10/01/23	EUR	129	156,677
Starwood Property Trust, Inc., 5.00%, 12/15/21	USD	234	235,755
Trust F/1401, 6.95%, 01/30/44		706	719,237
Ventas Realty LP, 4.13%, 01/15/26(h)		650	646,057
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		244	269,551

			8,461,595
Food & Staples Retailing — 0.1%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24		186	179,490
5.75%, 03/15/25		104	94,120
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	131,252
Casino Guichard Perrachon SA, 4.50%, 03/07/24	EUR	200	204,035
Post Holdings, Inc., 5.63%, 01/15/28(c)	USD	73	70,536
Rite Aid Corp., 6.13%, 04/01/23(c)		196	175,851

			855,284
Food Products — 0.7%
Acosta, Inc., 7.75%, 10/01/22(c)		141	63,803
Aramark Services, Inc.:
5.13%, 01/15/24(h)		417	423,459
5.00%, 04/01/25(c)		46	46,288
5.00%, 02/01/28(c)		345	337,669
Arcor SAIC, 6.00%, 07/06/23(c)		180	168,772
B&G Foods, Inc., 5.25%, 04/01/25		51	49,534
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(c)		266	224,105

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Food Products (continued)
JBS USA LUX SA/JBS USA Finance, Inc.(c):
5.88%, 07/15/24	USD	335	$322,437
5.75%, 06/15/25(h)		942	890,190
6.75%, 02/15/28		319	306,240
MARB BondCo PLC:
7.00%, 03/15/24		200	188,252
6.88%, 01/19/25(c)		200	185,002
Minerva Luxembourg SA, 6.50%, 09/20/26(c)		200	178,252
Post Holdings, Inc.(c):
5.50%, 03/01/25		246	245,385
5.75%, 03/01/27		253	249,837
Simmons Foods, Inc., 7.75%, 01/15/24(c)		135	138,712

			4,017,937
Health Care Equipment & Supplies — 1.0%
Avantor, Inc.(c):
6.00%, 10/01/24(h)		1,429	1,450,435
9.00%, 10/01/25		476	490,875
Crimson Merger Sub, Inc., 6.63%, 05/15/22(c)(h)		1,482	1,454,212
DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21(c)(h)		1,323	1,366,394
Immucor, Inc., 11.13%, 02/15/22(c)		100	100,250
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(c):
4.88%, 04/15/20		284	282,935
5.75%, 08/01/22		449	418,693
5.63%, 10/15/23		81	72,191
5.50%, 04/15/25		29	24,759
Teleflex, Inc.:
5.25%, 06/15/24		250	256,875
4.88%, 06/01/26		56	55,160
Thermo Fisher Scientific, Inc., 3.00%, 04/15/23(h)		305	296,844

			6,269,623
Health Care Providers & Services — 2.9%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		85	85,425
5.63%, 02/15/23		160	163,200
6.50%, 03/01/24		196	203,105
Aetna, Inc., 2.80%, 06/15/23(h)		340	327,875
AHP Health Partners, Inc., 9.75%, 07/15/26(c)		140	146,650
Amsurg Corp., 5.63%, 07/15/22(h)		367	376,175
Centene Corp.:
4.75%, 05/15/22(h)		314	319,495
6.13%, 02/15/24		37	38,896
4.75%, 01/15/25		200	201,000
5.38%, 06/01/26(c)(h)		1,371	1,415,324
CHS/Community Health Systems, Inc., 8.63%, 01/15/24(c)		337	351,323
DaVita, Inc., 5.13%, 07/15/24(h)		235	226,568
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(c)(i)		258	261,225
Envision Healthcare Corp.(c):
5.13%, 07/01/22		73	74,095
6.25%, 12/01/24		225	240,188
HCA, Inc.:
4.75%, 05/01/23		26	26,423
5.00%, 03/15/24(h)		1,388	1,419,230
5.25%, 04/15/25(h)		1,642	1,693,312
5.25%, 06/15/26(h)		84	86,520
5.38%, 09/01/26		357	358,785
5.63%, 09/01/28		378	378,945
5.50%, 06/15/47(h)		913	915,282
HealthSouth Corp., 5.75%, 11/01/24(h)		80	81,000
MEDNAX, Inc., 5.25%, 12/01/23(c)(h)		123	122,693

Security		Par (000)	Value
Health Care Providers & Services (continued)
Molina Healthcare, Inc., 4.88%, 06/15/25(c)	USD	108	$106,650
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(c)(h)		798	825,930
NVA Holdings, Inc., 6.88%, 04/01/26(c)		403	400,481
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(c)(h)(i)		924	954,030
Regional Care Hospital Partners Holdings, Inc., 8.25%, 05/01/23(c)		137	145,563
Sterigenics-Nordion Holdings LLC, 6.50%, 05/15/23(c)		188	193,527
Surgery Center Holdings, Inc.(c):
8.88%, 04/15/21		139	144,734
6.75%, 07/01/25(h)		272	262,480
Team Health Holdings, Inc., 6.38%, 02/01/25(c)(h)		419	363,482
Tenet Healthcare Corp.:
6.00%, 10/01/20(h)		533	553,654
7.50%, 01/01/22(c)		176	184,305
8.13%, 04/01/22(h)		678	716,137
6.75%, 06/15/23(h)		645	645,000
4.63%, 07/15/24(h)		507	496,622
6.88%, 11/15/31		166	150,645
UnitedHealth Group, Inc., 3.75%, 07/15/25(h)		1,470	1,485,907
Vizient, Inc., 10.38%, 03/01/24(c)		322	351,785
WellCare Health Plans, Inc.:
5.25%, 04/01/25		85	86,913
5.38%, 08/15/26(c)		313	322,390

			17,902,969
Health Care Services — 0.0%
Aveta Inc. Escrow, 7.00%, 04/01/19(a)(b)		183	—

Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(c)		310	303,025
Quintiles IMS, Inc.:
3.25%, 03/15/25(c)	EUR	100	117,269
3.25%, 03/15/25		148	173,559

			593,853
Hotels, Restaurants & Leisure — 3.3%
Boyd Gaming Corp., 6.00%, 08/15/26	USD	194	195,455
Boyne USA, Inc., 7.25%, 05/01/25(c)		80	84,800
Burger King France SAS (3 mo. Euribor + 5.25%), 5.25%, 05/01/23(g)	EUR	100	117,229
Churchill Downs, Inc., 4.75%, 01/15/28(c)	USD	64	60,240
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21	EUR	100	109,110
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	100	129,409
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25(c)(h)	USD	348	332,775
Eldorado Resorts, Inc., 6.00%, 04/01/25		91	92,479
ESH Hospitality, Inc., 5.25%, 05/01/25(c)(h)		285	276,094
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23		126	132,615
5.25%, 06/01/25		48	49,920
5.38%, 04/15/26		60	62,307
5.75%, 06/01/28		15	15,897
Golden Nugget, Inc., 6.75%, 10/15/24(c)(h)		396	402,435
International Game Technology PLC, 4.75%, 02/15/23	EUR	100	125,947
IRB Holding Corp., 6.75%, 02/15/26(c)	USD	70	66,850
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(c):
5.00%, 06/01/24		35	34,913
5.25%, 06/01/26		368	368,000
4.75%, 06/01/27		5	4,763

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
McDonald’s Corp., 3.70%, 01/30/26(h)	USD	405	$403,417
Melco Resorts Finance Ltd., 4.88%, 06/06/25(c)		375	355,968
MGM Resorts International:
6.63%, 12/15/21(h)		962	1,017,315
7.75%, 03/15/22		354	388,957
4.63%, 09/01/26		11	10,368
New Red Finance, Inc.(c):
4.25%, 05/15/24		245	233,975
5.00%, 10/15/25(h)		2,130	2,055,450
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 04/15/21(h)		630	635,216
Sabre GLBL, Inc.(c):
5.38%, 04/15/23		147	148,102
5.25%, 11/15/23		180	180,383
Scientific Games International, Inc.:
10.00%, 12/01/22(h)		731	773,106
5.00%, 10/15/25(c)(h)		743	705,850
3.38%, 02/15/26	EUR	100	110,983
Six Flags Entertainment Corp.(c)(h):
4.88%, 07/31/24	USD	795	781,087
5.50%, 04/15/27		61	60,543
Spirit Issuer PLC:
Series A2, (3 mo. LIBOR GBP + 2.70%), 3.37%, 12/28/31(d)	GBP	1,800	2,263,698
Series A5, 5.47%, 12/28/34		4,500	6,063,291
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26(c)	USD	182	189,280
Station Casinos LLC, 5.00%, 10/01/25(c)		303	292,774
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27	GBP	60	85,808
Wyndham Destinations, Inc., 4.15%, 04/01/24	USD	13	12,844
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(c)		121	120,092
Wyndham Worldwide Corp., 3.90%, 03/01/23		170	158,525
Wynn Macau Ltd., 5.50%, 10/01/27(c)		600	567,000
Yum! Brands, Inc., 3.88%, 11/01/23		98	93,590

			20,368,860
Household Durables — 0.7%
Algeco Scotsman Global Finance PLC, 8.00%, 02/15/23(c)(h)		600	616,500
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(c)		259	260,942
K Hovnanian Enterprises, Inc., 10.00%, 07/15/22(c)		204	204,000
Lennar Corp.:
8.38%, 01/15/21		134	147,065
6.25%, 12/15/21(h)		380	399,000
4.88%, 12/15/23		122	122,153
4.75%, 05/30/25		260	255,775
5.25%, 06/01/26		28	27,711
4.75%, 11/29/27		360	343,350
Mattamy Group Corp.(c):
6.88%, 12/15/23		143	145,502
6.50%, 10/01/25		176	173,395
MDC Holdings, Inc., 6.00%, 01/15/43		122	104,920
Meritage Homes Corp., 5.13%, 06/06/27		77	71,418
PulteGroup, Inc., 6.38%, 05/15/33(h)		469	457,275
Tempur Sealy International, Inc., 5.50%, 06/15/26(h)		180	175,500
TRI Pointe Group, Inc.:
4.88%, 07/01/21		112	111,720
5.25%, 06/01/27		15	13,650

Security		Par (000)	Value
Household Durables (continued)
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.:
4.38%, 06/15/19	USD	110	$110,550
5.88%, 06/15/24(h)		248	247,058
William Lyon Homes, Inc.:
6.00%, 09/01/23(c)		56	54,057
5.88%, 01/31/25		95	90,131

			4,131,672
Household Products — 0.2%
ACCO Brands Corp., 5.25%, 12/15/24(c)		85	84,575
Berkline Benchcraft LLC, 4.50%, 06/01/19(a)(j)		200	—
Diamond (BC) BV, 5.63%, 08/15/25	EUR	106	115,128
Prestige Brands, Inc., 6.38%, 03/01/24(c)	USD	58	58,525
Spectrum Brands, Inc., 6.63%, 11/15/22(h)		815	838,431

			1,096,659
Independent Power and Renewable Electricity Producers — 0.8%
AES Corp.:
4.50%, 03/15/23		187	187,468
4.88%, 05/15/23(h)		157	158,963
6.00%, 05/15/26		317	335,227
5.13%, 09/01/27		351	354,510
Calpine Corp.:
5.38%, 01/15/23		238	226,100
5.88%, 01/15/24(c)		450	453,937
5.75%, 01/15/25		120	108,900
5.25%, 06/01/26(c)(h)		835	788,307
Dynegy, Inc.:
7.38%, 11/01/22		324	337,365
7.63%, 11/01/24		124	133,300
Genneia SA, 8.75%, 01/20/22(c)		293	253,445
NRG Energy, Inc.:
6.63%, 01/15/27(h)		861	900,821
5.75%, 01/15/28(c)		236	238,360
NRG Yield Operating LLC, 5.38%, 08/15/24(h)		325	326,625
TerraForm Power Operating LLC(c):
4.25%, 01/31/23		181	176,475
6.63%, 06/15/25(l)		30	31,950
5.00%, 01/31/28		181	169,461

			5,181,214
Industrial Conglomerates — 0.2%
Algeco Global Finance PLC, 6.50%, 02/15/23	EUR	100	121,301
Apergy Corp., 6.38%, 05/01/26(c)	USD	101	103,273
BWX Technologies, Inc., 5.38%, 07/15/26(c)		153	154,530
Vertiv Group Corp., 9.25%, 10/15/24(c)(h)		521	535,327

			914,431
Insurance — 1.6%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25(h)		360	350,217
American International Group, Inc., 3.75%, 07/10/25(h)		2,705	2,642,343
AmWINS Group, Inc., 7.75%, 07/01/26(c)		191	201,266
Aon PLC, 3.88%, 12/15/25(h)		1,115	1,116,481
Ardonagh Midco 3 PLC, 8.63%, 07/15/23(c)		236	239,540
Assicurazioni Generali SpA(g):
(3 mo. Euribor + 7.11%), 7.75%, 12/12/42	EUR	100	135,372
(3 mo. Euribor + 5.35%), 5.50%, 10/27/47		100	119,836
AssuredPartners, Inc., 7.00%, 08/15/25(c)	USD	16	15,680
Forethought Financial Group, Inc., 8.63%, 04/15/21(c)(h)		750	833,659
Groupama SA, 6.00%, 01/23/27	EUR	100	140,161
HUB International Ltd., 7.00%, 05/01/26(c)(h)	USD	764	759,072
Lincoln National Corp., 3.35%, 03/09/25(h)		845	819,500

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Insurance (continued)
Muenchener Rueckversicherungs AG (3 mo. Euribor + 3.50%), 6.00%, 05/26/41(g)	EUR	400	$531,439
Nationwide Building Society, 4.13%, 10/18/32(c)(e)(h)	USD	595	549,542
USIS Merger Sub, Inc., 6.88%, 05/01/25(c)		63	62,685
Wand Merger Corp.(c):
8.13%, 07/15/23		272	282,200
9.13%, 07/15/26		185	192,631
Wayne Merger Sub LLC, 8.25%, 08/01/23(c)(h)		947	982,512

			9,974,136
Internet Software & Services — 0.3%
Equinix, Inc.:
2.88%, 03/15/24	EUR	100	116,825
5.88%, 01/15/26(h)	USD	823	853,863
Netflix, Inc.:
4.38%, 11/15/26		92	86,681
5.88%, 11/15/28(c)		497	498,148
Rackspace Hosting, Inc., 8.63%, 11/15/24(c)		154	151,594
Symantec Corp., 5.00%, 04/15/25(c)		158	156,701
United Group BV, 4.38%, 07/01/22	EUR	126	150,873

			2,014,685
IT Services — 0.9%
Banff Merger Sub, Inc.:
8.38%, 09/01/26		110	128,346
9.75%, 09/01/26(c)(h)	USD	1,268	1,271,170
First Data Corp.(c):
7.00%, 12/01/23(h)		1,190	1,238,195
5.00%, 01/15/24		180	180,369
5.75%, 01/15/24(h)		2,024	2,064,480
Gartner, Inc., 5.13%, 04/01/25(c)		174	176,175
InterXion Holding NV, 4.75%, 06/15/25	EUR	100	120,881
WEX, Inc., 4.75%, 02/01/23(c)	USD	177	177,664

			5,357,280
Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25(c)		323	316,359
6.20%, 10/01/40		68	56,610
5.45%, 11/01/41		40	32,200

			405,169
Machinery — 0.4%
Mueller Water Products, Inc., 5.50%, 06/15/26(c)		170	170,850
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	109	124,733
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(c)	USD	283	272,387
SPX FLOW, Inc.(c):
5.63%, 08/15/24		292	292,730
5.88%, 08/15/26		139	140,390
Terex Corp., 5.63%, 02/01/25(c)(h)		758	752,315
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(c)(h)		551	473,006
Wabash National Corp., 5.50%, 10/01/25(c)		241	228,950

			2,455,361
Media — 6.4%
Altice Financing SA(c):
6.63%, 02/15/23		565	568,526
7.50%, 05/15/26(h)		684	653,220
Altice France SA:
7.38%, 05/01/26(c)(h)		1,786	1,754,745
5.88%, 02/01/27	EUR	102	122,619
8.13%, 02/01/27(c)	USD	853	865,795
Altice Luxembourg SA, 7.75%, 05/15/22(c)(h)		1,265	1,219,144
Altice US Finance I Corp.(c):
5.38%, 07/15/23(h)		1,546	1,555,662
5.50%, 05/15/26		800	786,000

Security		Par (000)	Value
Media (continued)
AMC Networks, Inc.:
5.00%, 04/01/24(h)	USD	318	$312,833
4.75%, 08/01/25		196	189,140
Cablevision SA, 6.50%, 06/15/21(c)		176	165,044
Cablevision Systems Corp., 8.00%, 04/15/20		125	131,563
CBS Radio, Inc., 7.25%, 11/01/24(c)		15	14,363
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 02/15/23(h)		270	270,338
4.00%, 03/01/23(c)(h)		670	639,012
5.13%, 05/01/23(c)(h)		375	375,000
5.13%, 05/01/27(c)(h)		2,133	2,034,349
5.00%, 02/01/28(c)		393	368,056
Cequel Communications Holdings I LLC/Cequel Capital Corp.(c):
5.13%, 12/15/21		187	187,000
5.13%, 12/15/21(h)		493	492,379
7.75%, 07/15/25(h)		476	506,345
7.50%, 04/01/28		479	499,357
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25(h)		2,425	2,476,457
Clear Channel International BV, 8.75%, 12/15/20(c)(h)		560	578,200
Clear Channel Worldwide Holdings, Inc.(h):
6.50%, 11/15/22		3,157	3,223,544
Series B, 7.63%, 03/15/20		1,199	1,203,496
CSC Holdings LLC(h):
10.13%, 01/15/23(c)		1,210	1,324,950
5.25%, 06/01/24		454	440,380
6.63%, 10/15/25(c)		235	244,106
10.88%, 10/15/25(c)		1,950	2,269,312
Discovery Communications LLC(h):
3.25%, 04/01/23		1,490	1,448,144
3.45%, 03/15/25		170	162,854
DISH DBS Corp.:
6.75%, 06/01/21		206	209,090
5.88%, 07/15/22(h)		902	865,920
5.00%, 03/15/23		358	318,620
5.88%, 11/15/24		245	213,150
7.75%, 07/01/26(h)		359	323,998
DISH Network Corp., 3.38%, 08/15/26(k)		219	205,992
DKT Finance ApS, 7.00%, 06/17/23	EUR	158	195,349
eircom Finance DAC, 4.50%, 05/31/22		100	118,640
GTT Communications, Inc., 7.88%, 12/31/24(c)	USD	51	48,195
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		93	100,091
5.25%, 08/01/26(h)		413	394,931
Inmarsat Finance PLC, 4.88%, 05/15/22(c)		100	100,250
Intelsat Connect Finance SA, 9.50%, 02/15/23(c)		253	252,165
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		916	835,575
9.75%, 07/15/25(c)		755	799,356
Intelsat SA, 4.50%, 06/15/25(c)(k)		50	74,406
Level 3 Parent LLC, 5.75%, 12/01/22		405	408,037
Live Nation Entertainment, Inc., 4.88%, 11/01/24(c)		29	28,529
MDC Partners, Inc., 6.50%, 05/01/24(c)		341	305,621
Meredith Corp., 6.88%, 02/01/26(c)		154	155,925
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23(c)		233	244,941
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22(c)		299	290,344
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(c)		146	139,430

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media (continued)
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(c)	USD	60	$57,900
SFR Group SA, 6.25%, 05/15/24(c)		420	414,750
Sirius XM Radio, Inc., 5.00%, 08/01/27(c)		237	228,999
TEGNA, Inc.:
5.13%, 10/15/19		105	105,000
5.50%, 09/15/24(c)		66	67,155
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(c)		400	374,000
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	90	112,010
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(c)	USD	241	258,171
Tribune Media Co., 5.88%, 07/15/22		302	306,530
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 3.50%, 01/15/27	EUR	100	122,311
Univision Communications, Inc.(c):
5.13%, 05/15/23(h)	USD	336	319,200
5.13%, 02/15/25		133	122,028
UPCB Finance IV Ltd.:
5.38%, 01/15/25(c)		200	197,520
4.00%, 01/15/27	EUR	90	107,189
Videotron Ltd., 5.13%, 04/15/27(c)	USD	326	322,740
Virgin Media Finance PLC, 5.75%, 01/15/25(c)(h)		655	631,256
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	100	128,854
Virgin Media Secured Finance PLC:
5.13%, 01/15/25		100	131,902
5.50%, 01/15/25		180	238,602
5.25%, 01/15/26(c)(h)	USD	355	345,309
5.50%, 08/15/26(c)(h)		200	196,500
Ziggo Bond Finance BV:
4.63%, 01/15/25	EUR	137	158,228
5.88%, 01/15/25(c)(h)	USD	470	438,862
Ziggo Secured Finance BV, 5.50%, 01/15/27(c)		300	282,564

			39,378,068
Metals & Mining — 1.9%
Alcoa Nederland Holding BV, 6.13%, 05/15/28(c)		200	206,500
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(c)		175	183,318
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(c)		188	183,300
Constellium NV(c):
5.75%, 05/15/24		500	498,125
6.63%, 03/01/25(h)		273	277,777
5.88%, 02/15/26		250	245,000
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		240	237,526
3.55%, 03/01/22		855	825,075
3.88%, 03/15/23		1,292	1,241,935
5.40%, 11/14/34		218	201,310
5.45%, 03/15/43		1,205	1,074,980
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(c)(h)		626	657,106
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(c)		172	189,630
Kaiser Aluminum Corp., 5.88%, 05/15/24		112	114,800
Novelis Corp.(c)(h):
6.25%, 08/15/24		810	820,125
5.88%, 09/30/26		626	609,599
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	100	103,149
Steel Dynamics, Inc.:
5.25%, 04/15/23(h)	USD	200	203,060
5.50%, 10/01/24		56	57,400
4.13%, 09/15/25		195	185,738
5.00%, 12/15/26		15	14,925

Security		Par (000)	Value
Metals & Mining (continued)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 06/15/25(c)	USD	278	$289,815
Teck Resources Ltd.:
4.50%, 01/15/21		21	21,263
8.50%, 06/01/24(c)(h)		1,191	1,307,122
5.20%, 03/01/42(h)		473	442,846
5.40%, 02/01/43		142	135,255
United States Steel Corp.:
6.88%, 08/15/25		262	265,930
6.25%, 03/15/26		323	321,789
Vale Overseas Ltd., 6.25%, 08/10/26		188	206,589
VM Holdings SA, 5.38%, 05/04/27(c)		237	225,449

			11,346,436
Multi-Utilities — 0.4%
Brooklyn Union Gas Co., 3.41%, 03/10/26(c)(h)		1,475	1,440,936
NGL Energy Partners LP/NGL Energy Finance Corp.:
5.13%, 07/15/19		144	144,252
6.88%, 10/15/21(h)		553	561,295
Superior Plus LP/Superior General Partner, Inc., 7.00%, 07/15/26(c)		314	314,785

			2,461,268
Multiline Retail — 0.0%
Neiman Marcus Group Ltd., 8.00%, 10/15/21(c)(h)		332	224,930

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.63%, 02/10/26(c)		190	183,112

Oil, Gas & Consumable Fuels — 6.8%
Andeavor Logistics LP, Series A, 6.88%(e)(m)		125	125,281
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%, 12/01/27		185	182,627
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24		55	55,413
Antero Resources Corp.:
5.13%, 12/01/22		76	76,760
5.63%, 06/01/23		104	107,021
5.00%, 03/01/25		247	248,853
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(c)		207	228,735
Berry Petroleum Co. LLC, 7.00%, 02/15/26(c)		160	165,552
Bruin E&P Partners LLC, 8.88%, 08/01/23(c)		313	324,346
California Resources Corp., 8.00%, 12/15/22(c)(h)		509	456,191
Callon Petroleum Co.:
6.13%, 10/01/24		202	206,545
Series WI, 6.38%, 07/01/26		108	110,700
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50%, 04/15/21		24	23,640
7.63%, 01/15/22		128	126,720
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		188	192,230
8.25%, 07/15/25		288	308,880
Chaparral Energy, Inc., 8.75%, 07/15/23(c)		276	274,620
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24(h)		523	578,569
5.88%, 03/31/25		352	374,000
5.13%, 06/30/27(h)		605	615,587
Cheniere Energy Partners LP, Series WI, 5.25%, 10/01/25		317	317,000
Chesapeake Energy Corp.:
8.00%, 12/15/22(c)(h)		640	672,800
8.00%, 01/15/25		181	184,846
8.00%, 06/15/27(h)		1,003	1,015,537

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Citgo Holding, Inc., 10.75%, 02/15/20(c)	USD	135	$144,113
CNX Resources Corp., 5.88%, 04/15/22(h)		3,001	3,000,850
Comstock Escrow Corp., 9.75%, 08/15/26(c)		507	494,959
CONSOL Energy, Inc.:
8.00%, 04/01/23		8	8,462
11.00%, 11/15/25(c)(h)		585	665,437
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(c)(h)		459	467,606
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23		35	36,094
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)(h)		1,273	1,237,992
DCP Midstream LLC(c):
4.75%, 09/30/21		80	81,200
6.45%, 11/03/36		226	237,865
6.75%, 09/15/37		373	401,907
DCP Midstream Operating LP, 5.38%, 07/15/25		94	96,350
DEA Finance SA, 7.50%, 10/15/22	EUR	100	124,810
Denbury Resources, Inc.(c):
9.25%, 03/31/22	USD	402	429,637
7.50%, 02/15/24		206	209,348
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		184	187,680
5.70%, 10/15/39		7	5,565
4.88%, 11/01/43		163	116,138
Diamondback Energy, Inc.:
4.75%, 11/01/24		109	109,681
5.38%, 05/31/25		101	103,273
Eclipse Resources Corp., 8.88%, 07/15/23		70	71,050
Enbridge, Inc., 6.25%, 03/01/78(e)		1,565	1,520,059
Endeavor Energy Resources LP/EER Finance, Inc.(c):
5.50%, 01/30/26		427	425,932
5.75%, 01/30/28		133	132,668
EnLink Midstream Partners LP:
4.40%, 04/01/24		59	57,523
4.15%, 06/01/25		205	193,031
4.85%, 07/15/26		38	36,916
5.05%, 04/01/45		75	63,513
5.45%, 06/01/47		208	185,013
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(k)		734	672,527
Ensco PLC, 5.75%, 10/01/44		30	21,825
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 05/01/20		8	7,840
9.38%, 05/01/24(c)		340	267,750
7.75%, 05/15/26(c)(h)		616	629,860
Extraction Oil & Gas, Inc.(c):
7.38%, 05/15/24		290	295,075
5.63%, 02/01/26		537	502,766
Genesis Energy LP/Genesis Energy Finance Corp.:
6.50%, 10/01/25		95	91,913
6.25%, 05/15/26		158	148,915
Geopark Ltd., 6.50%, 09/21/24(c)		200	199,500
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(c)(h)		877	901,117
Gulfport Energy Corp.:
6.63%, 05/01/23		190	193,800
6.00%, 10/15/24		26	25,675
6.38%, 05/15/25		72	71,370
6.38%, 01/15/26		113	110,175
Halcon Resources Corp., 6.75%, 02/15/25		417	389,374
Hess Corp., 4.30%, 04/01/27		50	48,566
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(c)		341	343,558

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Impulsora Pipeline LLC, 6.05%, 12/31/42(a)	USD	1,500	$1,507,480
Jagged Peak Energy LLC, 5.88%, 05/01/26(c)		30	29,550
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(c)		156	156,390
Matador Resources Co., 5.88%, 09/15/26(c)		279	283,938
MEG Energy Corp.(c)(h):
7.00%, 03/31/24		202	183,315
6.50%, 01/15/25		401	398,995
Nabors Industries, Inc.:
0.75%, 01/15/24(k)		399	314,118
5.75%, 02/01/25(c)		155	149,124
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(c)		74	75,295
Newfield Exploration Co.:
5.63%, 07/01/24		33	35,186
5.38%, 01/01/26		383	399,277
NGPL PipeCo LLC(c):
4.88%, 08/15/27		199	200,540
7.77%, 12/15/37(h)		354	437,190
Noble Holding International Ltd.:
7.75%, 01/15/24(h)		373	364,607
7.95%, 04/01/25		51	48,450
7.88%, 02/01/26(c)(h)		812	832,300
Odebrecht Offshore Drilling Finance(c):
6.72%, 12/01/22	BRL	85	80,101
7.72%, 12/01/26(i)		8	2,139
Paramount Resources Ltd., 6.88%, 06/30/23(c)	USD	326	339,040
Parsley Energy LLC/Parsley Finance Corp.(c):
6.25%, 06/01/24		73	76,103
5.38%, 01/15/25		316	318,338
5.25%, 08/15/25		77	76,423
5.63%, 10/15/27		223	225,788
PBF Holding Co. LLC/ PBF Finance Corp., 7.25%, 06/15/25		212	223,660
PDC Energy, Inc.:
1.13%, 09/15/21(k)		807	795,541
6.13%, 09/15/24		24	23,880
5.75%, 05/15/26		115	111,550
Petrobras Global Finance BV:
6.13%, 01/17/22		114	116,394
8.75%, 05/23/26		176	187,915
6.00%, 01/27/28(c)		189	169,722
Petroleos Mexicanos:
5.38%, 03/13/22		39	39,858
6.50%, 03/13/27		117	118,451
5.35%, 02/12/28(c)		89	83,037
Precision Drilling Corp., 7.13%, 01/15/26(c)		46	47,323
QEP Resources, Inc.:
6.88%, 03/01/21		24	25,260
5.38%, 10/01/22(h)		377	378,998
5.63%, 03/01/26		421	402,581
Range Resources Corp.:
5.88%, 07/01/22(h)		232	234,320
5.00%, 03/15/23		148	144,788
4.88%, 05/15/25		326	312,145
Resolute Energy Corp., 8.50%, 05/01/20		412	412,000
Rockies Express Pipeline LLC, 6.88%, 04/15/40(c)		273	316,680
Rowan Cos., Inc.:
4.88%, 06/01/22		234	217,620
4.75%, 01/15/24		64	55,040
7.38%, 06/15/25(h)		327	313,920
Sanchez Energy Corp.:
7.75%, 06/15/21(h)		874	607,430
6.13%, 01/15/23(h)		360	203,274
7.25%, 02/15/23(c)		117	113,929

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
SESI LLC, 7.13%, 12/15/21	USD	85	$86,275
Seven Generations Energy Ltd., 5.38%, 09/30/25(c)(h)		206	199,820
SM Energy Co.:
5.00%, 01/15/24		192	186,240
5.63%, 06/01/25(h)		341	337,590
6.75%, 09/15/26		34	35,233
6.63%, 01/15/27		234	241,322
Southwestern Energy Co.:
6.20%, 01/23/25		179	179,224
7.50%, 04/01/26		286	299,585
7.75%, 10/01/27		288	304,560
Sunoco Logistics Partners Operations LP, 3.90%, 07/15/26(h)		235	225,076
Sunoco LP/Sunoco Finance Corp.(c):
4.88%, 01/15/23		331	326,545
5.50%, 02/15/26		104	99,580
5.88%, 03/15/28		124	118,730
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(c)(h):
5.50%, 09/15/24		563	575,667
5.50%, 01/15/28		896	904,960
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 05/01/23		15	15,188
5.13%, 02/01/25		114	114,570
5.88%, 04/15/26(c)		338	346,450
5.00%, 01/15/28(c)		356	345,765
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28(c)		280	275,796
Transocean Guardian Ltd., 5.88%, 01/15/24(c)		269	270,345
Transocean Pontus Ltd., 6.13%, 08/01/25(c)		317	323,340
Whiting Petroleum Corp., 6.63%, 01/15/26		290	301,600
WildHorse Resource Development Corp.:
6.88%, 02/01/25		20	20,150
6.88%, 02/01/25(c)		140	141,050
WPX Energy, Inc.:
6.00%, 01/15/22		44	45,430
8.25%, 08/01/23		32	36,320
5.25%, 09/15/24		130	130,975
5.75%, 06/01/26		168	169,470
YPF SA, 8.50%, 07/28/25		250	222,500

			41,807,090
Paper & Forest Products — 0.0%
Norbord, Inc., 6.25%, 04/15/23(c)		168	174,930

Pharmaceuticals — 2.4%
AbbVie, Inc., 3.60%, 05/14/25(h)		695	678,892
Actavis Funding SCS, 3.45%, 03/15/22(h)		2,460	2,442,045
Charles River Laboratories International, Inc., 5.50%, 04/01/26(c)		127	128,905
CVS Health Corp.(h):
4.75%, 12/01/22		165	171,484
4.10%, 03/25/25		2,355	2,359,606
Elanco Animal Health, Inc.(c):
4.27%, 08/28/23		130	130,697
4.90%, 08/28/28		139	139,963
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 5.88%, 10/15/24(c)		205	204,744
Endo Finance LLC/Endo Finco, Inc.(c):
7.25%, 01/15/22		121	116,160
5.38%, 01/15/23		65	55,575
6.00%, 07/15/23(h)		233	200,380

Security		Par (000)	Value
Pharmaceuticals (continued)
Ephios Bondco PLC, 6.25%, 07/01/22	EUR	100	$119,829
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(c)	USD	162	171,333
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(c)(h)		1,179	1,184,895
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/23(h)		1,500	1,432,406
Valeant Pharmaceuticals International, Inc.(c):
7.50%, 07/15/21		63	64,000
5.63%, 12/01/21		258	255,420
6.50%, 03/15/22		345	357,075
5.50%, 03/01/23		481	453,405
4.50%, 05/15/23	EUR	246	278,406
5.88%, 05/15/23(h)	USD	872	833,632
7.00%, 03/15/24		476	502,180
6.13%, 04/15/25(h)		962	894,660
5.50%, 11/01/25(h)		571	569,572
9.00%, 12/15/25		96	101,520
9.25%, 04/01/26		218	231,250
8.50%, 01/31/27(c)(h)		591	607,252

			14,685,286
Real Estate — 0.0%
Prologis LP, 3.75%, 11/01/25(h)		255	257,711

Real Estate Management & Development — 0.2%
ADLER Real Estate AG:
1.88%, 04/27/23	EUR	100	114,549
2.13%, 02/06/24		100	114,223
3.00%, 04/27/26		100	114,601
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(c)	USD	174	170,085
Howard Hughes Corp., 5.38%, 03/15/25(c)		218	215,275
Realogy Group LLC/Realogy Co-Issuer Corp.(c):
4.50%, 04/15/19(h)		301	302,505
5.25%, 12/01/21		58	58,000
4.88%, 06/01/23(h)		141	131,835
RESIDOMO Sro, 3.38%, 10/15/24	EUR	100	116,713

			1,337,786
Road & Rail — 0.9%
Ashtead Capital, Inc., 5.25%, 08/01/26(c)	USD	234	240,435
EC Finance PLC, 2.38%, 11/15/22	EUR	200	233,578
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(c)	USD	169	147,030
Herc Rentals, Inc.(c):
7.50%, 06/01/22		112	117,180
7.75%, 06/01/24		106	114,316
Hertz Corp., 7.63%, 06/01/22(c)		404	400,970
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	100	117,897
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(c)(h)	USD	3,000	3,127,530
Loxam SAS, 3.50%, 05/03/23	EUR	100	119,865
United Rentals North America, Inc.:
4.63%, 07/15/23	USD	160	161,720
4.63%, 10/15/25		383	374,382
Watco Cos. LLC/Watco Finance Corp., 6.38%, 04/01/23(c)		319	326,178

			5,481,081
Semiconductors & Semiconductor Equipment — 1.2%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		73	81,760
Analog Devices, Inc.(h):
3.90%, 12/15/25		375	373,135
3.50%, 12/05/26		275	265,480
Applied Materials, Inc., 3.90%, 10/01/25(h)		285	291,153

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
Broadcom Corp./Broadcom Cayman Finance Ltd.(h):
3.00%, 01/15/22	USD	1,250	$1,219,242
3.63%, 01/15/24		1,515	1,466,942
Microchip Technology, Inc., 1.63%, 02/15/25(k)		506	836,601
Micron Technology, Inc., 5.50%, 02/01/25		10	10,349
ON Semiconductor Corp., 1.00%, 12/01/20(k)		498	632,514
Qorvo, Inc., 5.50%, 07/15/26(c)		422	424,110
QUALCOMM, Inc., 3.45%, 05/20/25(h)		1,570	1,529,308
Sensata Technologies BV(c):
5.63%, 11/01/24		179	185,265
5.00%, 10/01/25(h)		278	277,305

			7,593,164
Software — 1.9%
ACI Worldwide, Inc.(c):
6.38%, 08/15/20(h)		360	360,000
5.75%, 08/15/26		554	559,540
BMC Software Finance, Inc., 8.13%, 07/15/21(c)		222	226,931
CA, Inc., 3.60%, 08/15/22(h)		555	550,443
CDK Global, Inc., 4.88%, 06/01/27		490	481,425
Citrix Systems, Inc., 0.50%, 04/15/19(k)		140	220,584
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24(c)(h)		611	681,265
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 05/01/21(c)(h)(i)		545	549,943
Infor US, Inc., 6.50%, 05/15/22(h)		2,303	2,332,870
Informatica LLC, 7.13%, 07/15/23(c)(h)		1,725	1,755,187
Nuance Communications, Inc.:
5.38%, 08/15/20(c)(h)		36	36,000
6.00%, 07/01/24		174	178,350
5.63%, 12/15/26		143	142,464
PTC, Inc., 6.00%, 05/15/24		227	238,350
RP Crown Parent LLC, 7.38%, 10/15/24(c)		454	468,619
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(c)(h)		1,762	1,933,795
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(c)(h)		303	315,877
TIBCO Software, Inc., 11.38%, 12/01/21(c)(h)		784	838,880

			11,870,523
Specialty Retail — 0.3%
Asbury Automotive Group, Inc., 6.00%, 12/15/24(h)		334	334,835
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(c)		324	309,015
Group 1 Automotive, Inc.:
5.00%, 06/01/22(h)		155	153,450
5.25%, 12/15/23(c)		18	17,505
Hexion US Finance Corp., 6.63%, 04/15/20		193	182,626
L Brands, Inc.:
6.88%, 11/01/35(h)		401	333,953
6.75%, 07/01/36		71	57,865
Masaria Investments SAU, 5.00%, 09/15/24	EUR	100	112,593
Penske Automotive Group, Inc., 5.50%, 05/15/26	USD	32	31,360
PVH Corp., 3.13%, 12/15/27	EUR	100	115,357

			1,648,559
Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp.(c)(h):
4.42%, 06/15/21	USD	40	40,687
7.13%, 06/15/24		651	695,951
6.02%, 06/15/26		135	143,117
8.35%, 07/15/46		80	98,149

Security		Par (000)	Value
Technology Hardware, Storage & Peripherals (continued)
Hewlett Packard Enterprise Co., 4.90%, 10/15/25(h)	USD	375	$386,743
Western Digital Corp., 4.75%, 02/15/26(h)		1,099	1,077,493

			2,442,140
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 05/01/23	EUR	49	59,374

Thrifts & Mortgage Finance — 0.1%
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	100	132,238
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(c):
5.25%, 03/15/22	USD	23	23,086
5.25%, 10/01/25		284	266,605

			421,929
Tobacco — 0.1%
Reynolds American, Inc., 3.25%, 06/12/20		396	395,529

Transportation — 0.0%
JB Poindexter & Co., Inc., 7.13%, 04/15/26(c)		103	106,476

Transportation Infrastructure — 0.2%
Ceva Logistics Finance BV, 5.25%, 08/01/25	EUR	100	115,727
Rumo Luxembourg Sarl, 7.38%, 02/09/24(c)	USD	293	292,956
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(c)(h)		435	432,834
WFS Global Holding SAS, 9.50%, 07/15/22	EUR	100	121,977

			963,494
Utilities — 0.2%
ContourGlobal Power Holdings SA, 3.38%, 08/01/23		100	116,278
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(c)	USD	293	242,091
Inkia Energy Ltd., 5.88%, 11/09/27(c)		377	363,805
Stoneway Capital Corp., 10.00%, 03/01/27(c)(h)		293	262,569
Vistra Operations Co. LLC, 5.50%, 09/01/26(c)		210	212,824

			1,197,567
Wireless Telecommunication Services — 2.2%
CoreCivic, Inc., 4.75%, 10/15/27		169	151,677
CyrusOne LP/CyrusOne Finance Corp.:
5.00%, 03/15/24(h)		510	516,375
5.38%, 03/15/27		66	66,330
Digicel Group Ltd., 7.13%, 04/01/22(c)(h)		200	118,000
Digicel Ltd., 6.00%, 04/15/21(c)(h)		2,073	1,935,374
Equinix, Inc., 2.88%, 10/01/25	EUR	100	113,893
Frontier Communications Corp., 8.50%, 04/01/26(c)	USD	529	497,683
Matterhorn Telecom SA:
3.88%, 05/01/22	EUR	100	118,231
4.00%, 11/15/27		100	110,833
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(c)	USD	215	201,025
Rogers Communications, Inc., 5.00%, 03/15/44(h)		545	568,562
SBA Communications Corp.:
4.00%, 10/01/22		401	392,074
4.88%, 09/01/24		420	414,414
Sprint Capital Corp.:
6.90%, 05/01/19		135	138,037
6.88%, 11/15/28		461	457,542
8.75%, 03/15/32		298	329,290
Sprint Communications, Inc.:
7.00%, 03/01/20(c)(h)		904	939,030
7.00%, 08/15/20		125	130,938

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Wireless Telecommunication Services (continued)
Sprint Corp.(h):
7.88%, 09/15/23	USD	577	$620,996
7.13%, 06/15/24		2,162	2,243,075
7.63%, 02/15/25		429	455,276
7.63%, 03/01/26		641	673,153
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 03/20/23(c)(h)		422	420,202
T-Mobile USA, Inc.:
4.00%, 04/15/22		197	195,769
6.38%, 03/01/25		282	293,280
6.50%, 01/15/26		227	239,982
4.50%, 02/01/26(h)		489	466,384
4.75%, 02/01/28(h)		285	268,413
Wind Tre SpA, 3.13%, 01/20/25	EUR	100	108,414
Xplornet Communications, Inc., (9.63% Cash or 10.63% PIK), 9.63%, 06/01/22(c)(i)	USD	128	130,130

			13,314,382

Total Corporate Bonds — 61.3% (Cost — $378,397,388)			375,815,071

Floating Rate Loan Interests(d) — 40.1%

Aerospace & Defense — 0.4%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 08/18/24		1,003	1,005,804
DAE Aviation Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.83%, 07/07/22		159	159,074
TransDigm, Inc.:
2018 Term Loan E, (1 mo. LIBOR + 2.50%), 4.58%, 05/30/25		262	260,636
2018 Term Loan F, (1 mo. LIBOR + 2.50%), 4.58%, 06/09/23		790	788,425
WP CPP Holdings LLC, 2018 Term Loan, (2 mo. LIBOR + 3.75%, 1.00% Floor), 6.21%, 04/30/25		189	189,592

			2,403,531
Air Freight & Logistics — 0.1%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, (1 mo. LIBOR + 2.00%), 4.08%, 01/15/25		200	199,627
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.06%, 02/24/25		206	206,753

			406,380
Airlines — 0.0%
Northwest Airlines, Inc., Term Loan, (6 mo. LIBOR + 1.23%), 3.30%, 09/10/18(a)		69	68,970

Auto Components — 0.2%
Dayco Products LLC, 2017 Term Loan B, (3 mo. LIBOR + 4.25%), 6.56%, 05/19/23		308	308,343
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.33%, 05/16/24		626	623,872

			932,215
Auto Parts — 0.1%
Mavis Tire Express Services Corp.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 03/20/25		452	447,788
2018 Delayed Draw Term Loan, (1 mo. LIBOR + 3.25%), 1.24%, 03/20/25		73	3,952

			451,740

Security		Par (000)	Value
Automobiles — 0.1%
CH Hold Corp.:
1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 02/01/24	USD	402	$403,595
2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 1.00% Floor), 9.33%, 02/01/25(a)		110	111,100
FCA US LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.07%, 12/31/18		373	373,118

			887,813
Banks — 0.1%
Capri Finance LLC, USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.59%, 11/01/24		642	638,566

Building Materials — 0.1%
Allied Universal HoldCo LLC, 2015 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.83%, 07/28/22		227	223,821
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, (1 mo. LIBOR + 8.50%, 1.00% Floor), 10.58%, 07/28/23		290	286,285

			510,106
Building Products — 0.4%
Continental Building Products LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 4.33%, 08/18/23		127	126,732
CPG International, Inc., 2017 Term Loan, (6 mo. LIBOR + 3.75%, 1.00% Floor), 6.25%, 05/03/24		628	632,267
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 4.33%, 12/14/24		507	507,135
Reece Ltd., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.34%, 07/02/25		360	359,550
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.59%, 12/19/23		650	651,706

			2,277,390
Capital Markets — 0.3%
Duff & Phelps Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.58%, 02/13/25		269	269,718
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 12/27/22		424	425,421
Greenhill & Co., Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.84%, 10/12/22		416	419,448
RPI Finance Trust, Term Loan B6, (3 mo. LIBOR + 2.00%), 4.33%, 03/27/23		845	846,350

			1,960,937
Chemicals — 1.4%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 01/31/24		1,128	1,130,536
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 4.08%, 06/01/24		913	913,191
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 05/16/24		441	439,559
Chemours Co. (The), 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 04/03/25		288	287,448
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 06/28/24		214	214,460
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 11/07/24		334	334,791
Evergreen Acqco 1 LP, Term Loan, (3 mo. LIBOR + 3.75%), 6.10%, 07/09/19		100	97,102
Invictus US LLC:
1st Lien Term Loan, (2 mo. LIBOR + 3.00%), 5.20%, 03/28/25		527	528,377

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Chemicals (continued)
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 8.83%, 03/25/26	USD	135	$134,831
LTI Holdings, Inc.(o):
2018 2nd Lien Term Loan, 08/10/26		107	106,599
2018 Add On 1st Lien Term Loan, 08/10/25		337	337,842
MacDermid, Inc.:
Term Loan B6, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 06/07/23		468	469,603
Term Loan B7, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.58%, 06/07/20		571	572,193
Oxea Holding Drei GmbH, 2017 Term Loan B2, (1 mo. LIBOR + 3.50%), 5.63%, 10/11/24		1,235	1,240,659
PQ Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.58%, 02/08/25		912	912,197
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.13%, 08/07/20		476	475,633
Vectra Co., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 03/08/25		375	374,374

			8,569,395
Commercial Services & Supplies — 2.4%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 4.21%, 11/10/23		1,009	1,010,691
Aramark Services, Inc., 2018 Term Loan B3, (3 mo. LIBOR + 1.75%), 4.08%, 03/11/25		495	495,749
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.58%, 08/04/25		731	751,709
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 5.08%, 08/04/22		217	217,491
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 5.08%, 11/03/23		1,379	1,382,467
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 5.08%, 11/03/24		392	392,980
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 10/03/23		886	884,986
Catalent Pharma Solutions, Inc., Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.33%, 05/20/24		747	749,293
Creative Artists Agency LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.06%, 02/15/24		951	952,260
Dealer Tire LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.70%, 12/22/21(a)		268	258,901
Employbridge LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.50%, 04/10/25		270	273,037
EnergySolutions, LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.08%, 05/09/25(a)		193	194,206
Garda World Security Corp., 2017 Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.80%, 05/24/24		279	280,147
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.08%, 11/03/23		267	251,235
KAR Auction Services, Inc., Term Loan B5, (1 mo. LIBOR + 2.50%), 4.63%, 03/09/23		498	499,512
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 05/02/22		1,478	1,481,234
US Security Associates Holdings, Inc., 2016 Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 07/14/23		755	754,781
Verscend Holding Corp., 2018 Term Loan B, 08/27/25(o)		1,569	1,577,572

Security		Par (000)	Value
Commercial Services & Supplies (continued)
West Corporation:
2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 10/10/24	USD	1,100	$1,094,688
2018 Term Loan B1, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 10/10/24		100	98,944
Wrangler Buyer Corp., Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 09/27/24		1,265	1,270,151

			14,872,034
Communications Equipment — 0.3%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 11/21/24		1,103	1,114,910
Avaya, Inc.:
2018 Term Loan B, (1 mo. LIBOR + 4.25%), 6.31%, 12/15/24		516	519,415
Exit Term Loan B, 05/29/20(a)		289	—
CommScope, Inc., Term Loan B5, (1 mo. LIBOR + 2.00%), 4.08%, 12/29/22		141	141,985
Securus Technologies Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.58%, 11/01/24		204	203,800

			1,980,110
Construction & Engineering — 0.7%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.60%, 06/21/24		2,134	2,144,216
Engility Corp., Term Loan B1, (PRIME + 1.75%), 4.33%, 08/12/20		64	63,396
FrontDoor Inc, 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.63%, 08/14/25		244	244,305
Pike Corp., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 03/23/25		349	351,381
SRS Distribution, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.44%, 05/23/25		805	785,931
USIC Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 12/08/23		407	408,673

			3,997,902
Construction Materials — 0.5%
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.31%, 08/01/24		878	881,112
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 03/29/25		1,621	1,626,011
GYP Holdings III Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 06/01/25		660	653,363

			3,160,486
Containers & Packaging — 0.4%
Berry Global, Inc.:
2018 Term Loan S, (3 mo. LIBOR + 1.75%), 3.94%, 02/08/20		222	222,044
Term Loan Q, (3 mo. LIBOR + 2.00%), 4.19%, 10/01/22		1,077	1,077,299
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.58%, 04/03/24		562	558,922
Flex Acquisition Co., Inc., 2018 Incremental Term Loan, (3 mo. LIBOR + 3.25%), 5.75%, 06/29/25		601	600,249

			2,458,514
Distributors — 0.3%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 10/31/23		926	921,130
TriMark USA LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.58%, 08/28/24		786	784,853

			1,705,983

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Consumer Services — 1.1%
AI Aqua Merger Sub, Inc.:
2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 12/13/23	USD	464	$461,968
2017 Incremental Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 12/13/23(a)		239	237,524
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 07/12/24		377	376,207
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 11/07/23		512	511,405
CHG PPC Parent LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 03/31/25(a)		235	234,119
Equian LLC, Add on Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.32%, 05/20/24		547	546,897
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 5.94%, 07/12/25(a)		459	460,148
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.31%, 05/15/24		522	518,798
Serta Simmons Bedding LLC.:
1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 11/08/23		881	754,075
2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 10.07%, 11/08/24		296	204,490
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.58%, 11/08/23		289	288,540
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.59%, 11/14/22		426	426,483
Uber Technologies, 2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 04/04/25		435	437,719
Weight Watchers International, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.75%), 7.05%, 11/29/24		1,355	1,369,726

			6,828,099
Diversified Financial Services — 0.6%
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 04/04/24		1,138	1,141,199
CRCI Holdings Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.58%, 07/31/25		249	249,416
CVS Holdings I LP, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 02/06/25		86	86,310
Edelman Financial Center LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.59%, 07/21/25		253	254,187
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 6.33%, 02/07/25		656	655,497
Global Business Travel Holdings Limited, 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.84%, 07/20/25		140	140,525
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 07/03/24		575	577,948
Oryx Southern Delaware Holdings LLC, Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 02/09/25		259	253,730
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 6.59%, 07/30/25(a)		249	251,614

			3,610,426
Diversified Telecommunication Services — 1.8%
CenturyLink, Inc.:
2017 Term Loan A, (1 mo. LIBOR + 2.75%), 4.83%, 11/01/22		878	875,745
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 01/31/25		2,363	2,335,050

Security		Par (000)	Value
Diversified Telecommunication Services (continued)
Consolidated Communications, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 10/04/23	USD	138	$135,669
Frontier Communications Corp., Delayed Draw Term Loan A, (1 mo. LIBOR + 2.75%), 4.83%, 03/31/21		780	756,843
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 05/16/24		556	557,678
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.32%, 02/22/24		839	840,083
MTN Infrastructure TopCo, Inc, 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 11/15/24		609	611,045
Sprint Communications, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 4.63%, 02/02/24		1,172	1,171,889
TDC A/S:
Term Loan, (EURIBOR + 3.50%), 3.50%, 05/31/25	EUR	1,000	1,163,141
USD Term Loan, (3 mo. LIBOR + 3.50%), 5.84%, 05/31/25	USD	545	549,087
Telenet Financing USD LLC, Term Loan AN, (1 mo. LIBOR + 2.25%), 4.31%, 08/15/26		1,390	1,372,236
Zayo Group LLC:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.33%, 01/19/24		95	95,314
2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 4.08%, 01/19/21		634	634,496

			11,098,276
Electric Utilities — 0.3%
Dayton Power & Light Co. (The), Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 08/24/22		240	239,569
TEX Operations Co. LLC, Exit Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 08/04/23		649	647,641
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 11/10/18(a)		780	—
Vistra Energy Corp., 1st Lien Term Loan B3, (1 mo. LIBOR + 2.00%), 4.06%, 12/31/25		1,055	1,052,362
Vistra Operations Co. LLC, 2016 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.33%, 12/14/23		151	151,507

			2,091,079
Electrical Equipment — 0.3%
EXC Holdings III Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 12/02/24		299	301,112
Gates Global LLC, 2017 Repriced Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 04/01/24		1,174	1,179,813
MLN US HoldCo LLC, 2018 1st Lien Term Loan, 07/11/25(o)		409	410,534

			1,891,459
Electronic Equipment, Instruments & Components — 0.0%
Zebra Technologies Corporation, 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 4.06%, 10/27/21		196	196,411

Energy Equipment & Services — 0.4%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.08%, 03/01/24		778	751,743
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 02/12/25(a)		580	582,900
Ocean Rig UDW, Inc., Term Loan, (Fixed + 8.00%), 8.00%, 09/20/24		44	46,454

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Energy Equipment & Services (continued)
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.82%, 11/08/22(a)	USD	260	$265,200
Seadrill Partners Finco LLC, Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 8.33%, 02/21/21		270	251,710
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 1.42%), 3.51%, 07/13/20		411	405,491

			2,303,498
Equity Real Estate Investment Trusts (REITs) — 0.8%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.58%, 03/24/24		246	245,825
DTZ U.S. Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.32%, 08/21/25		892	888,655
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 03/21/25		1,368	1,367,370
RHP Hotel Properties LP, 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.34%, 05/11/24		405	404,167
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 4.07%, 12/20/24		1,873	1,871,318

			4,777,335
Food & Staples Retailing — 0.3%
Albertsons LLC, 2017 Term Loan B4, (1 mo. LIBOR + 2.75%), 4.83%, 08/25/21		260	259,862
Hearthside Food Solutions LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.06%, 05/23/25		274	271,928
Hostess Brands LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 4.33%, 08/03/22		648	645,524
US Foods, Inc., 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 06/27/23		652	650,310

			1,827,624
Food Products — 0.9%
CFSP Acquisition Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.07%, 03/20/25		174	171,920
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 10/10/23		1,117	1,059,412
Dole Food Co., Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 04/06/24		331	330,764
JBS USA LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.83%, 10/30/22		1,614	1,612,314
Pinnacle Foods Finance LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 02/02/24		439	439,496
Post Holdings Inc., 2017 Series A Incremental Term Loan, (1 mo. LIBOR + 2.00%), 4.07%, 05/24/24		606	604,885
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 4.83%, 02/05/23		1,254	1,257,118

			5,475,909
Gas Utilities — 0.1%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 7.84%, 07/31/25		464	467,101

Health Care Equipment & Supplies — 1.0%
CryoLife, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 11/14/24		582	584,986
DJO Finance LLC, 2015 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.46%, 06/08/20		2,077	2,075,246
Immucor, Inc., Extended Term Loan B, (2 mo. LIBOR + 5.00%, 1.00% Floor), 7.17%, 06/15/21		1,125	1,137,339
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 5.20%, 09/24/24		446	442,415

Security		Par (000)	Value
Health Care Equipment & Supplies (continued)
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.32%, 06/30/25	USD	1,754	$1,752,594

			5,992,580
Health Care Providers & Services — 1.9%
Acadia Healthcare Co., Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 2.50%), 4.58%, 02/11/22		224	225,239
2018 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.58%, 02/16/23		619	621,491
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.58%, 06/30/25		260	261,625
Auris Luxembourg III Sarl, 2017 Term Loan B7, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 01/17/22(a)		847	853,478
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.25%, 06/07/23		1,145	1,147,293
Concentra Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.84%, 06/01/22(a)		605	607,269
DaVita HealthCare Partners, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 06/24/21		250	251,093
DentalCorp Perfect Smile ULC.:
1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.09%, 06/06/25		73	12,056
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% floor), 5.83%, 06/06/25		292	292,626
Diplomat Pharmacy, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.58%, 12/20/24		315	314,950
Envision Healthcare Corp., 2016 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 12/01/23		1,349	1,347,711
Gentiva Health Services, Inc. :
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 6.13%, 07/02/25(a)		355	357,341
2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 9.38%, 07/02/26(a)		86	87,108
HC Group Holdings III, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.83%, 04/07/22		812	814,782
HCA, Inc.:
2018 Term Loan B10, (1 mo. LIBOR + 2.00%), 4.08%, 03/13/25		150	150,373
Term Loan B11, (1 mo. LIBOR + 1.75%), 3.83%, 03/18/23		779	782,085
Lifescan Global Corp., 2018 1st Lien Term Loan, 09/27/24(a)		115	111,550
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 06/07/23		1,059	1,057,734
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.58%, 10/20/22		603	604,007
NVA Holdings, Inc., Term Loan B3, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 02/02/25		645	642,564
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 02/06/24		624	595,300
Vizient, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 02/13/23		193	192,848
WP CityMD Bidco LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 06/07/24		254	253,566

			11,584,089

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Services — 0.1%
Sound Inpatient Physicians:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 06/27/25	USD	226	$226,377
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 8.83%, 06/26/26		123	123,154

			349,531
Health Care Technology — 0.2%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 03/01/24		782	782,359
Press Ganey Holdings, Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 10/23/23		633	633,690
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 1.00% Floor), 8.58%, 10/21/24(a)		96	97,596

			1,513,645
Hotels, Restaurants & Leisure — 2.4%
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 4.10%, 10/19/24		438	436,573
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 4.21%, 09/15/23		877	880,795
Bronco Midstream Funding LLC, Term Loan B, (3 mo. LIBOR + 3.50%), 5.57%, 08/14/23		312	313,280
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.33%, 02/16/24		1,982	1,980,460
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 12/22/24		1,488	1,492,550
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 08/08/21		482	484,036
CEC Entertainment, Inc., Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 02/14/21		376	353,183
ESH Hospitality, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 08/30/23		820	818,193
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.08%, 11/30/23		399	398,145
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.47%, 12/01/23		50	50,203
GVC Holdings PLC, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.58%, 03/29/24		329	329,073
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 1.75%), 3.81%, 10/25/23		28	27,746
IRB Holding Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.29%, 02/05/25		389	390,764
Lakeland Tours, LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.34%, 12/15/24		366	367,774
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 04/03/25		511	510,199
Marriott Ownership Resorts, Inc., 2018 Term Loan B, 08/29/25(o)		406	406,507
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, 08/14/25(o)		198	198,248
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 04/29/24		437	433,568
Sabre GLBL, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 02/22/24		889	890,130
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.83%, 08/14/24		1,137	1,133,111
Stars Group Holdings BV, 2018 Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 07/10/25		2,092	2,107,544

Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 05/30/25	USD	510	$510,510

			14,512,592
Household Products — 0.3%
Energizer Holdings, Inc., 2018 Term Loan B, 06/20/25(o)		230	231,150
Mastronardi Produce Ltd., Term Loan B, (3 mo. LIBOR + 3.25%), 5.33%, 05/01/25(a)		190	190,950
SIWF Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.31%, 06/15/25		415	415,519
Spectrum Brands, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.35%, 06/23/22		923	923,671

			1,761,290
Independent Power and Renewable Electricity Producers — 0.8%
AES Corp., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 4.07%, 05/31/22		474	473,419
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.58%, 01/15/25		812	812,735
Calpine Corp.:
Term Loan B6, (3 mo. LIBOR + 2.50%), 4.84%, 01/15/23		268	268,460
Term Loan B7, (3 mo. LIBOR + 2.50%), 4.84%, 05/31/23		255	255,538
Compass Power Generation LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 12/20/24		392	393,138
EIF Channelview Cogeneration LLC, 2018 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.33%, 05/03/25		150	151,125
Granite Acquisition, Inc.:
Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.84%, 12/19/21		1,055	1,061,388
Term Loan C, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.83%, 12/19/21		174	175,159
Kestrel Acquisition LLC/Hunterstown Generation Facility, 2018 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.33%, 06/02/25		410	413,075
Nautilus Power LLC, Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.33%, 05/16/24		266	266,016
Terra-Gen Finance Co. LLC, Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.33%, 12/09/21(a)		497	439,889

			4,709,942
Industrial Conglomerates — 0.3%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.31%, 11/30/23		1,557	1,555,237
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.19%, 11/28/21(a)		525	514,328

			2,069,565
Insurance — 0.9%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.07%, 05/09/25		837	837,096
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 01/25/24		864	864,705
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 10/22/24		391	390,359
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 12/02/24		602	600,169

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Insurance (continued)
Hub International Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.33%, 04/25/25	USD	526	$525,311
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 03/01/21		1,079	1,076,361
2nd Lien Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 7.88%, 02/28/22		765	766,912
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 06/22/23		382	383,806

			5,444,719
Internet & Direct Marketing Retail — 0.1%
Harbor Freight Tools USA, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.58%, 08/18/23		530	529,583

Internet Software & Services — 0.5%
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 4.33%, 02/15/24		1,287	1,289,957
GTT Communications, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 05/31/25		93	91,002
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 05/01/24		293	293,637
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (2 mo. LIBOR + 3.00%, 1.00% Floor), 5.35%, 11/03/23		1,041	1,034,509
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.83%, 05/06/24		498	491,766

			3,200,871
IT Services — 2.0%
Access CIG LLC:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.83%, 02/27/25		170	170,581
2018 2nd Lien Incremental Term Loan, (1 mo. LIBOR + 7.75%), 9.83%, 02/27/26		5	5,010
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 9.83%, 02/27/26		71	71,324
2018 Incremental Term Loan, (1 mo. LIBOR + 3.75%), 5.83%, 02/27/25		24	24,015
Altran Technologies SA, 1st Lien Term Loan, (3 mo. LIBOR + 2.25%), 4.57%, 03/20/25		215	213,712
Blackhawk Network Holdings, Inc, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.18%, 06/15/25		556	557,401
First Data Corp., 2024 Term Loan, (1 mo. LIBOR + 2.00%), 4.07%, 04/26/24		3,529	3,522,701
Flexential Intermediate Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 08/01/24		691	676,708
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.58%, 12/01/23		792	793,580
Learning Care Group, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 03/13/25		89	88,531
Optiv Security, Inc.:
1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.31%, 02/01/24		1,119	1,082,620
2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 1.00% Floor), 9.31%, 02/01/25		314	302,493
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.59%, 08/01/25		513	502,740
TKC Holdings, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.83%, 02/01/23		722	721,354
2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 10.08%, 02/01/24		510	508,363

Security		Par (000)	Value
IT Services (continued)
Trans Union LLC:
2018 Term Loan B4, (1 mo. LIBOR + 2.00%), 4.08%, 06/19/25	USD	168	$168,526
Term Loan B3, (1 mo. LIBOR + 2.00%), 4.08%, 04/10/23		1,398	1,400,862
Vantiv LLC, 2018 1st Lien Term Loan B3, (1 mo. LIBOR + 1.75%), 3.81%, 10/14/23		475	474,870
WEX, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.33%, 06/30/23		1,245	1,247,426

			12,532,817
Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 08/30/24		179	179,108
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 9.08%, 08/30/25		130	129,919

			309,027
Machinery — 0.7%
Clark Equipment Co., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.33%, 05/18/24		281	280,949
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.83%, 01/31/24(a)		83	83,600
Gardner Denver, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 07/30/24		813	815,224
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.58%, 08/05/24		490	491,363
Infiltrator Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 05/27/22		752	753,691
Rexnord LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.06%, 08/21/24		381	381,750
Tecomet, Inc., 2017 Repriced Term Loan, (PRIME + 2.50%), 5.58%, 05/01/24		630	631,168
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 03/28/25		849	803,056

			4,240,801
Media — 3.3%
Altice Financing SA, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.81%, 01/31/26		83	79,932
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 6.07%, 08/14/26		1,460	1,419,061
Altice US Finance I Corp., 2017 Term Loan, (1 mo. LIBOR + 2.25%), 4.33%, 07/28/25		1,057	1,054,364
Cable One, Inc., 2017 Term Loan B, (3 mo. LIBOR + 1.75%), 4.09%, 05/01/24		257	257,722
Charter Communications Operating LLC:
2017 Term Loan A2, (1 mo. LIBOR + 1.50%), 3.58%, 03/31/23		1,017	1,015,769
2017 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 04/30/25		1,787	1,786,543
CSC Holdings LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 4.31%, 07/17/25		1,242	1,236,530
2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.56%, 01/25/26		459	458,965
Getty Images, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.58%, 10/18/19		101	98,567
Gray Television, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.33%, 02/07/24		469	469,100
iHeartCommunications, Inc.(j)(n):
Extended Term Loan E, 0.00%, 07/30/19		215	159,839
Term Loan D, 0.00%, 01/30/19		1,341	998,145

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media (continued)
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.56%, 01/02/24	USD	583	$611,196
Learfield Communications LLC:
2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 12/01/23(a)		590	594,101
2017 1st Lien Term Loan, 12/01/23(a)(o)		202	203,475
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.31%, 03/24/25		392	391,510
Meredith Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 01/31/25		377	377,614
MH Sub I LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.83%, 09/13/24		279	279,641
Mission Broadcasting, Inc., 2017 Term Loan B2, (3 mo. LIBOR + 2.50%), 4.58%, 01/17/24		64	64,223
Nexstar Broadcasting, Inc., 2017 Term Loan B2, (3 mo. LIBOR + 2.50%), 4.58%, 01/17/24		470	471,943
Numericable Group SA, Term Loan B12, (1 mo. LIBOR + 3.68%), 5.75%, 01/31/26		256	245,715
PSAV Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.54%, 03/01/25		453	448,680
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 02/01/24		444	441,598
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.06%, 09/28/23		991	991,991
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.00%), 5.08%, 01/27/24		1,222	1,224,113
Unitymedia Finance LLC:
Term Loan B, (1 mo. LIBOR + 2.25%), 4.31%, 09/30/25		691	689,362
USD Term Loan D, 01/15/26(o)		115	114,729
Unitymedia Hessen GmbH & Co. KG, 2018 Term Loan E, (1 mo. LIBOR + 2.00%), 4.06%, 06/01/23		312	311,879
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 03/15/24		383	367,486
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.56%, 01/15/26		1,795	1,793,779
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.83%, 05/18/25		800	795,131
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.56%, 04/15/25		874	858,869

			20,311,572
Metals & Mining — 0.1%
AMG Advanced Metallurgical Group N.V., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 01/29/25		329	328,933
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%), 6.58%, 07/24/25		241	243,109
Preferred Proppants LLC, Term Loan B2, (3 mo. LIBOR + 7.75%), 10.08%, 07/27/20(a)		104	93,018

			665,060
Multiline Retail — 0.2%
Hudson’s Bay Co., 2015 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.31%, 09/30/22		966	925,022
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 10/25/20		376	348,581

			1,273,603

Security		Par (000)	Value
Oil & Gas Equipment & Services — 0.1%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.08%, 05/10/25	USD	611	$616,981

Oil, Gas & Consumable Fuels — 1.2%
BCP Raptor LLC, Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.33%, 06/24/24		915	884,901
Brazos Delaware II LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 6.08%, 05/21/25		372	368,395
California Resources Corp., 1.00% Floor):
2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%, 6.82%, 12/31/22		651	659,951
Second Out Term Loan, (1 mo. LIBOR + 10.37%, 12.44%, 12/31/21		745	823,767
Chesapeake Energy Corp., Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 9.58%, 08/23/21		962	1,002,826
CONSOL Energy, Inc.:
1st Lien Term Loan A, (1 mo. LIBOR + 4.25%), 6.33%, 11/26/21(a)		92	92,879
1st Lien Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.08%, 11/28/22		720	737,976
EG Group Ltd., 2018 Term Loan B, (3 mo. LIBOR + 4.00%), 6.27%, 02/07/25		254	254,256
EWT Holdings III Corp., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 12/20/24		343	342,878
GIP III Stetson I LP, 2018 Term Loan B, 07/19/25(o)		302	304,078
Lucid Energy Group II LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 02/17/25		394	387,610
Medallion Midland Acquisition LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 10/30/24		542	536,624
MEG Energy Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 12/31/23		141	140,540
Vine Oil & Gas LP, Term Loan B, (1 mo. LIBOR + 6.87%, 1.00% Floor), 8.95%, 12/12/21(a)		383	383,000
Woodford Express LLC, 2018 Term Loan B, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.08%, 01/17/25		359	356,184

			7,275,865
Personal Products — 0.3%
Clover Merger Sub, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.58%, 09/26/24		1,233	1,169,386
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 9.83%, 09/26/25		544	482,800
Prestige Brands, Inc., Term Loan B4, (1 mo. LIBOR + 2.00%), 4.08%, 01/26/24		355	354,710

			2,006,896
Pharmaceuticals — 1.1%
Akorn, Inc., Term Loan B, (1 mo. LIBOR + 4.75%, 1.00% Floor), 6.88%, 04/16/21		505	488,543
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.63%, 05/04/25		1,155	1,161,950
Endo Luxembourg Finance Company I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.38%, 04/29/24		674	677,106
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 4.21%, 01/31/25		1,170	1,175,167
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.58%, 08/18/22		1,519	1,517,503

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 06/01/25	USD	1,972	$1,978,509

			6,998,778
Professional Services — 0.4%
Cast and Crew Payroll LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 09/27/24		741	740,136
Information Resources, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.57%, 01/18/24		341	342,248
ON Assignment, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 04/02/25		352	351,648
PricewaterhouseCoopers LLP, 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 05/01/25(a)		310	310,775
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (2 mo. LIBOR + 5.50%), 7.69%, 07/20/25		372	371,070
Sterling Infosystems, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 06/19/24		86	85,117

			2,200,994
Real Estate Management & Development — 0.4%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.33%, 04/18/24		1,373	1,372,886
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.32%, 02/08/25		808	809,064
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 01/23/25		389	389,724

			2,571,674
Road & Rail — 0.1%
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 06/13/23		526	525,154

Semiconductors & Semiconductor Equipment — 0.2%
MaxLinear, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 4.56%, 05/12/24(a)		111	110,800
Microchip Technology Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 05/29/25		875	873,364
ON Semiconductor Corp., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 03/31/23		160	159,869

			1,144,033
Software — 4.4%
Almonde, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 06/13/24		597	594,415
Applied Systems, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 09/19/24		640	642,453
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 9.33%, 09/19/25		160	163,676
Aptean, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.59%, 12/20/22		375	376,057
Barracuda Networks, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.31%, 02/12/25		309	309,225
BMC Software Finance, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 09/10/22		390	389,844
2018 USD Term Loan B, 09/01/25(o)		1,454	1,454,894

Security		Par (000)	Value
Software (continued)
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 04/27/24	USD	291	$290,485
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 8.83%, 04/27/25		248	249,364
Dell, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.08%, 09/07/23		873	872,946
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 5.57%, 05/28/24		537	500,844
DTI Holdco, Inc., 2018 Term Loan B, (1 mo. LIBOR + 4.75%, 1.00% Floor), 6.94%, 09/30/23		502	500,668
Flexera Software LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 02/26/25		194	194,561
Hyland Software, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 07/01/22		476	478,220
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.08%, 07/07/25		235	237,571
Infor (US), Inc., Term Loan B6, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 02/01/22		1,341	1,341,461
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 08/05/22		1,057	1,062,309
IQOR US, Inc., Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.34%, 04/01/21		372	329,028
Kronos, Inc.:
2017 Term Loan B, (3 mo. LIBOR + 3.00%), 5.34%, 11/01/23		1,275	1,277,676
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.59%, 11/01/24		615	627,810
MA FinanceCo. LLC, Term Loan B3, (1 mo. LIBOR + 2.50%), 4.58%, 06/21/24(a)		51	50,765
McAfee LLC, 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.57%, 09/30/24		1,088	1,096,408
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 11/29/24		1,356	1,352,546
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.33%, 12/01/25		400	399,600
PowerSchool, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.33%, 08/01/25		331	329,759
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, (6 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 04/26/24		651	650,842
Project Leopard Holdings, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 07/07/23(a)		278	278,946
Renaissance Learning, Inc., 2018 Add On Term Loan, (3 mo. LIBOR + 3.25%), 5.58%, 05/30/25		240	239,100
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 02/05/24		1,448	1,452,025
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 03/03/23		2,005	2,002,238
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.58%, 09/30/22		1,593	1,596,625
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.33%, 04/16/25		621	620,991
SS&C Technologies Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.33%, 04/16/25		1,597	1,597,539
2018 Term Loan B5, 04/16/25(o)		251	251,053
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 4.33%, 07/08/22		911	912,037

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Software (continued)
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 05/01/24	USD	1,178	$1,180,345
Tibco Software, Inc., Repriced Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 12/04/20		1,026	1,028,346

			26,932,672
Specialty Retail — 0.7%
Academy Ltd., 2015 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 07/01/22		636	522,112
Belron Finance US LLC, Term Loan B, (3 mo. LIBOR + 2.50%), 4.84%, 11/07/24		758	760,404
CD&R Firefly Bidco Ltd., 2018 Term Loan B1, (2 mo. LIBOR + 4.50%), 5.25%, 06/23/25	GBP	1,000	1,286,079
Leslie’s Poolmart, Inc., 2016 Term Loan, (2 mo. LIBOR + 3.50%, 1.00% Floor), 5.70%, 08/16/23	USD	395	395,038
Michaels Stores, Inc., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.57%, 01/28/23		211	210,161
Party City Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.05%, 08/19/22		133	133,355
Petco Animal Supplies, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.59%, 01/26/23		277	202,416
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.86%, 12/20/24(a)		393	394,007
Staples, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.34%, 09/12/24		278	276,680
TruGreen LP, 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.07%, 04/13/23		379	380,397

			4,560,649
Technology Hardware, Storage & Peripherals — 0.3%
Seattle Spinco, Inc., Term Loan B3, (1 mo. LIBOR + 2.50%), 4.58%, 06/21/24(a)		344	342,831
Western Digital Corp., 2018 Term Loan B4, (3 mo. LIBOR + 1.75%), 3.82%, 04/29/23		1,339	1,338,518

			1,681,349
Textiles, Apparel & Luxury Goods — 0.1%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.58%, 08/12/22		705	706,170
Varsity Brands, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 12/15/24		164	164,264

			870,434
Thrifts & Mortgage Finance — 0.2%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.68%, 05/23/25		1,129	1,132,746

Trading Companies & Distributors — 0.5%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.32%, 01/02/25		1,099	1,092,394
HD Supply, Inc.:
Term Loan B3, (3 mo. LIBOR + 2.25%), 4.32%, 08/13/21		812	815,943
Term Loan B4, (3 mo. LIBOR + 2.50%), 4.57%, 10/17/23		222	222,976
LSF9 Cypress Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 5.31%, 08/13/25		425	425,531

Security		Par (000)	Value
Trading Companies & Distributors (continued)
Nexeo Solutions LLC, 2017 Repriced Term Loan, (3 mo. LIBOR + 3.25%), 5.58%, 06/09/23	USD	309	$310,248
Oxbow Carbon LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%), 5.83%, 01/04/23		146	147,074
Pro Mach Group, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.07%, 03/07/25		354	351,680

			3,365,846
Transportation — 0.2%
Direct ChassisLink, Inc., 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 8.08%, 06/15/23(a)		220	220,000
Gruden Acquisition, Inc., 2017 Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.83%, 08/18/22		254	255,374
Safe Fleet Holdings LLC.:
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.09%, 02/01/25		474	469,667
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 8.84%, 02/01/26		215	213,746

			1,158,787
Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.32%, 11/28/24(a)		221	221,209

Wireless Telecommunication Services — 0.6%
Geo Group, Inc. (The), 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 03/22/24		643	640,358
Ligado Networks LLC:
2015 2nd Lien Term Loan, 12.50%, 12/07/20		37	11,444
PIK Exit Term Loan (9.75% PIK), 8.75%, 12/07/20(i)		2,293	1,861,349
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.08%, 04/11/25		670	667,608
Xplornet Communications, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 09/09/21(a)		428	429,455

			3,610,214

Total Floating Rate Loan Interests — 40.1% (Cost — $246,801,459)			245,724,857

Foreign Agency Obligations — 3.3%
Argentine Republic Government International Bond(h):
5.63%, 01/26/22		326	275,470
7.50%, 04/22/26		3,008	2,483,134
6.88%, 01/26/27		758	593,135
7.63%, 04/22/46		2,422	1,782,616
Colombia Government International Bond, 4.50%, 01/28/26		206	210,635
Cyprus Government International Bond, 4.63%, 02/03/20(c)	EUR	2,600	3,210,344
Egypt Government International Bond:
5.75%, 04/29/20	USD	882	892,977
8.50%, 01/31/47(c)		227	221,814
Iceland Government International Bond, 5.88%, 05/11/22(h)		3,030	3,329,356
Indonesia Government International Bond:
3.75%, 04/25/22		206	205,226
4.75%, 01/08/26		395	404,631
Lebanon Government International Bond, 6.85%, 03/23/27		91	72,510
Mexico Government International Bond:
4.00%, 10/02/23		330	330,825
4.15%, 03/28/27		210	207,165

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Foreign Agency Obligations (continued)
Portugal Government International Bond, 5.13%, 10/15/24(c)(h)	USD	3,190	$3,332,485
Qatar Government International Bond, 4.63%, 06/02/46		200	199,300
Republic of South Africa Government Bond, 6.25%, 03/31/36	ZAR	8,294	403,505
Republic of South Africa Government International Bond:
5.88%, 05/30/22	USD	783	811,940
4.88%, 04/14/26		227	215,408
Russian Federal Bond - OFZ, 7.05%, 01/19/28	RUB	34,303	459,520
Russian Foreign Bond - Eurobond:
4.75%, 05/27/26	USD	200	198,571
4.25%, 06/23/27		200	190,710
Saudi Government International Bond, 3.25%, 10/26/26(c)		227	214,515
Turkey Government International Bond, 6.25%, 09/26/22		200	180,062

Total Foreign Agency Obligations — 3.3% (Cost — $21,990,515)			20,425,854

Non-Agency Mortgage-Backed Securities — 6.9%

Collateralized Mortgage Obligations — 0.8%
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 3A4, 5.50%, 11/25/35		2,164	1,886,784
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 09/25/35		420	417,157
Series 2006-17, Class A2, 6.00%, 12/25/36		1,184	965,480
Series 2007-HY5, Class 3A1, 3.75%, 09/25/37(e)		871	826,713
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 4.18%, 10/25/35(e)		673	570,339

			4,666,473
Commercial Mortgage-Backed Securities — 6.1%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.72%, 04/14/33(c)(e)		4,830	4,746,637
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class D, (1 mo. LIBOR + 3.05%), 5.11%, 09/15/27(c)(d)		2,825	2,833,881
Commercial Mortgage Pass-Through Certificates, Series 2014-PAT(c)(d):
Class E, (1 mo. LIBOR + 3.15%), 5.22%, 08/13/27		1,000	1,007,235
Class F, (1 mo. LIBOR + 2.44%), 4.51%, 08/13/27		2,000	1,998,496
Commercial Mortgage Trust:
Series 2013-LC6, Class B, 3.74%, 01/10/46		1,110	1,095,338
Series 2015-3BP, Class A, 3.18%, 02/10/35(c)		5,930	5,810,596
Series 2015-CR22, Class B, 3.93%, 03/10/48(e)		5,000	4,907,619
Core Industrial Trust, Series 2015-TEXW, Class D, 3.98%, 02/10/34(c)(e)		3,615	3,617,642
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class B, 4.04%, 04/15/50(e)		890	894,447
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.49%, 12/15/34(c)(e)		4,830	4,807,163
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.95%, 07/10/38(e)		489	489,417

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.68%, 02/10/46(c)	USD	1,995	$1,978,186
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-NINE, Class A, 2.95%, 10/06/38(c)(e)		800	753,255
WF-RBS Commercial Mortgage Trust, Series 2012-C8:
Class B, 4.31%, 08/15/45		1,085	1,104,712
Class C, 5.06%, 08/15/45(e)		1,395	1,408,884

			37,453,508

Total Non-Agency Mortgage-Backed Securities — 6.9% (Cost — $42,506,310)			42,119,981

		Beneficial Interest (000)
Other Interests(p) — 0.0%

Auto Components — 0.0%
Lear Corp. Escrow(a)(b)		1,000	10

IT Services — 0.0%
Millennium Corp.(a)(b)		918	—
Millennium Lender Claims(a)(b)		861	—

			—

Total Other Interests — 0.0% (Cost — $—)			10

		Par (000)
Preferred Securities — 9.6%

Capital Trusts — 7.3%
Auto Components — 0.1%
General Motors Financial Co., Inc., Series A, 5.75%(e)(h)(m)		352	342,540

Banks — 2.1%
Banco Santander SA, 6.25%(g)(m)		100	116,800
Capital One Financial Corp., Series E, 5.55%(g)(h)(m)		3,000	3,082,500
CIT Group, Inc., Series A, 5.80%(g)(m)		235	233,825
Citigroup, Inc., 5.90%(g)(h)(m)		5,000	5,137,500
Citigroup, Inc., 5.95%(g)(h)(m)		1,370	1,402,537
Cooperatieve Rabobank UA, 6.63%(g)(m)		200	261,241
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 2.56%(d)(m)		100	76,869
Intesa Sanpaolo SpA, 7.00%(g)(m)		200	238,773
Wells Fargo & Co., Series S, 5.90%(g)(h)(m)		1,585	1,607,190
Wells Fargo & Co., Series U, 5.88%(g)(h)(m)		785	827,194

			12,984,429
Capital Markets — 1.0%
Goldman Sachs Group, Inc., Series M, 5.38%(g)(h)(m)		1,730	1,771,088
Goldman Sachs Group, Inc., Series P, 5.00%(e)(m)		228	215,686
Morgan Stanley, Series H, 5.45%(g)(h)(m)		2,546	2,581,007
State Street Corp., Series F, 5.25%(g)(h)(m)		1,625	1,675,375

			6,243,156
Chemicals — 0.0%
Solvay Finance SA, 5.12%(g)(m)		100	126,238

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Financial Services — 3.3%
ATF Netherlands BV, 3.75%(g)(m)	USD	100	$117,460
Bank of America Corp., Series AA, 6.10%(g)(h)(m)		998	1,051,143
Bank of America Corp., Series U, 5.20%(g)(h)(m)		1,250	1,236,750
Bank of America Corp., Series V, 5.13%(g)(h)(m)		510	516,375
Bank of America Corp., Series X, 6.25%(g)(h)(m)		1,929	2,035,095
Barclays PLC, 7.25%(g)(m)	GBP	200	268,396
Credit Agricole SA, 6.50%(g)(m)	EUR	100	127,788
Credit Suisse Group AG, 6.25%(g)(m)	USD	200	199,500
HBOS Capital Funding LP, 6.85%(m)		100	100,860
HSBC Holdings PLC, 6.00%(g)(m)		415	402,052
JPMorgan Chase & Co., Series R, 6.00%(g)(m)		150	156,341
JPMorgan Chase & Co., Series U, 6.13%(g)(h)(m)		6,690	6,957,600
JPMorgan Chase & Co., Series V, 5.00%(g)(h)(m)		4,060	4,093,698
Royal Bank of Scotland Group PLC, 8.63%(g)(m)		400	428,160
Societe Generale SA, 6.00%(c)(g)(h)(m)		2,000	1,956,088
UBS Group Funding Switzerland AG, 5.00%(e)(m)		200	172,500
UniCredit SpA, 6.75%(g)(m)	EUR	200	229,828

			20,049,634
Diversified Telecommunication Services — 0.1%
Telefonica Europe BV, 3.75%(g)(m)		100	117,626
Telefonica Europe BV, 4.20%(g)(m)		200	239,712
Telefonica Europe BV, 5.00%(g)(m)		100	121,969

			479,307
Electric Utilities — 0.1%
Enel SpA, 7.75%, 09/10/75(g)		100	142,181
Origin Energy Finance Ltd., 4.00%, 09/16/74(g)		100	119,337
RWE AG, 2.75%, 04/21/75(g)		20	23,712

			285,230
Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26		100	123,109

Insurance — 0.6%
Voya Financial, Inc., 5.65%, 05/15/53(g)(h)		3,500	3,500,000

Oil, Gas & Consumable Fuels — 0.0%
Gas Natural Fenosa Finance BV, 3.38%(e)(m)		100	114,914
Repsol International Finance BV, 4.50%, 03/25/75(g)		100	123,459

			238,373

Total Capital Trusts — 7.3% (Cost — $43,554,994)			44,372,016

		Shares
Preferred Stocks — 1.8%
Capital Markets — 1.7%
Goldman Sachs Group, Inc., Series J, 5.50%(g)(m)		202,526	5,292,004
Morgan Stanley, Series F, 6.88%(g)(m)		120,000	3,364,800
Morgan Stanley, Series K, 5.85%(g)(m)		53,253	1,385,111
SCE Trust III, Series H, 5.75%(g)(m)		21,200	565,404

			10,607,319
Machinery — 0.1%
Stanley Black & Decker, Inc., 5.38%(m)		3,520	380,195

Wireless Telecommunication Services — 0.0%
CF-B L2 (D) LLC, (Aquired 04/08/15, cost $11,497), 0.00%(q)		131,225	64,143

Total Preferred Stocks — 1.8% (Cost — $10,606,837)			11,051,657

Security		Shares	Value
Trust Preferred — 0.5%
Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, (3 mo. LIBOR US + 8.10%), 7.62%, 02/15/40(g)		105,753	$2,834,180

Total Trust Preferreds — 0.5% (Cost — $2,686,547)			2,834,180

Total Preferred Securities — 9.6% (Cost — $56,848,378)			58,257,853

		Par (000)
U.S. Government Sponsored Agency Securities — 4.2%

Collateralized Mortgage Obligations — 1.0%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 5.06%, 10/25/29(d)	USD	1,600	1,719,379
Freddie Mac Mortgage-Backed Securities, Series 4480, Class ZX, 4.00%, 11/15/44		4,539	4,534,284

			6,253,663
Interest Only Collateralized Mortgage Obligations — 0.3%
Freddie Mac Mortgage-Backed Securities, Class X1(e):
Series K042, 1.18%, 12/25/24		34,382	1,902,401
Series K707, 1.63%, 12/25/18		26,900	48,329

			1,950,730
Mortgage-Backed Securities — 2.9%
Fannie Mae Mortgage-Backed Securities(h):
3.00%, 05/01/30		17,154	17,112,991
5.00%, 07/01/20 - 08/01/23		459	470,534

			17,583,525

Total U.S. Government Sponsored Agency Securities — 4.2% (Cost — $26,650,478)			25,787,918

		Shares
Warrants — 0.0%

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 12/20/20)(a)		2,542	—

Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)(a)		3,100	—

Total Warrants — 0.0% (Cost — $31)			—

Total Long-Term Investments — 137.3% (Cost — $849,650,925)			840,611,236

Short-Term Securities — 0.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.85%(r)(s)		180,494	180,494

Total Short-Term Securities — 0.0% (Cost — $180,494)			180,494

Options Purchased — 0.0% (Cost — $44,978)			—

Total Investments — 137.3% (Cost — $849,876,397)			840,791,730
Liabilities in Excess of Other Assets — (37.4)%			(228,743,431)

Net Assets — 100.0%			$612,048,299

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW)

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	When-issued security.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Convertible security.
(l)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(m)	Perpetual security with no stated maturity date.
(n)	Zero-coupon bond.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(q)

Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $64,143 and an original cost of $11,497, which was less than 0.05% of its net assets.

(r)	Annualized 7-day yield as of period end.

(s)

During the year ended August 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 08/31/17	Shares Purchased	Shares Sold		Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,298,832	—	(1,118,338	)(b)	180,494	$180,494	$85,012	$28	$—
iShares iBoxx $ High Yield Corporate Bond ETF	—	55,000	(55,000)		—	—	34,789	(26,356)	—

						$180,494	$119,801	$(26,328)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	2.80%	05/30/18	Open	$285,525	$287,445	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.34	05/30/18	Open	569,320	572,979	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.50	05/30/18	Open	755,370	760,127	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.60	05/30/18	Open	632,820	637,033	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.60	05/30/18	Open	626,850	631,023	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.60	05/30/18	Open	618,008	621,954	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.60	05/30/18	Open	384,683	387,243	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.60	05/30/18	Open	499,083	502,405	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	1.25	05/30/18	Open	14,220	14,254	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	05/30/18	Open	413,250	415,665	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	05/30/18	Open	1,385,700	1,393,797	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	05/30/18	Open	472,175	474,934	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	05/30/18	Open	335,700	337,662	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	05/30/18	Open	910,000	915,318	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	05/30/18	Open	94,500	95,052	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	05/30/18	Open	360,000	362,104	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	05/30/18	Open	1,059,250	1,065,440	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	05/30/18	Open	277,163	278,782	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	05/30/18	Open	366,563	368,705	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	05/30/18	Open	435,000	437,542	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	05/30/18	Open	364,250	366,653	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	05/30/18	Open	284,970	286,850	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	05/30/18	Open	367,625	370,050	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	05/30/18	Open	229,830	231,346	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	05/30/18	Open	510,300	513,666	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	05/30/18	Open	386,400	388,949	Corporate Bonds	Open/Demand

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	2.60%	05/30/18	Open	$676,450	$680,912	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	05/30/18	Open	727,578	732,376	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.66	05/30/18	Open	782,898	788,103	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.50	05/31/18	Open	1,107,082	1,114,286	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	06/01/18	Open	205,590	206,147	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	06/01/18	Open	50,630	50,939	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.00	06/01/18	Open	249,113	249,599	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	381,150	383,560	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	480,000	483,035	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	399,330	401,855	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	250,430	252,014	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	1,545,953	1,555,729	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	96,750	97,362	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	451,090	453,943	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	299,063	300,954	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	413,340	415,954	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	154,500	155,477	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	170,858	171,938	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	255,125	256,738	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	353,225	355,459	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	271,150	272,865	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	233,788	235,266	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	487,448	490,530	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	256,725	258,348	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	89,653	90,219	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	255,750	257,367	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	915,388	921,176	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	585,170	588,870	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	100,425	101,060	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	65,200	65,612	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	96,863	97,475	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	489,880	492,978	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	434,093	436,838	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	169,560	170,632	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	576,135	579,778	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	416,500	419,134	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	143,550	144,458	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/01/18	Open	470,700	473,677	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.70	06/01/18	Open	390,600	393,105	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.80	06/01/18	Open	682,080	686,514	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	06/04/18	Open	499,290	502,169	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.50	06/04/18	Open	1,300,390	1,307,932	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.67	06/04/18	Open	207,680	208,971	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.67	06/04/18	Open	247,725	249,265	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.20	06/06/18	Open	187,000	188,053	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	06/06/18	Open	258,000	259,567	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	06/07/18	Open	367,331	369,479	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.45	06/13/18	Open	345,790	347,672	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.30	06/14/18	Open	388,920	390,858	Corporate Bonds	Open/Demand
UBS Ltd.	2.20	06/14/18	Open	388,970	390,973	Corporate Bonds	Open/Demand
UBS Ltd.	2.30	06/14/18	Open	3,181,500	3,197,354	Corporate Bonds	Open/Demand
UBS Ltd.	2.34	06/14/18	Open	763,125	767,150	Corporate Bonds	Open/Demand
UBS Ltd.	2.50	06/14/18	Open	254,023	255,398	Corporate Bonds	Open/Demand
UBS Ltd.	2.50	06/14/18	Open	157,038	157,888	Corporate Bonds	Open/Demand
UBS Ltd.	2.50	06/14/18	Open	299,460	301,082	Corporate Bonds	Open/Demand
UBS Ltd.	2.50	06/14/18	Open	1,780,000	1,789,642	Capital Trusts	Open/Demand
UBS Ltd.	2.50	06/14/18	Open	3,038,475	3,054,351	Corporate Bonds	Open/Demand
UBS Ltd.	2.55	06/14/18	Open	257,731	259,139	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	06/14/18	Open	2,008,545	2,019,425	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	06/14/18	Open	265,898	267,338	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/15/18	Open	778,500	782,447	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/18/18	Open	520,125	522,627	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	2.34%	06/18/18	Open	$126,350	$126,958	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/18/18	Open	209,738	210,746	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/18/18	Open	305,150	306,618	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.45	06/18/18	Open	309,198	310,809	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/18/18	Open	485,970	488,567	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/18/18	Open	257,513	258,889	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/18/18	Open	349,580	351,448	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.15	06/19/18	Open	213,806	213,871	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.75	06/19/18	Open	186,200	186,483	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.80	06/19/18	Open	378,410	379,791	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.10	06/19/18	Open	316,975	318,325	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.60	06/19/18	Open	802,305	805,804	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/19/18	Open	141,960	142,634	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/19/18	Open	415,563	417,657	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/19/18	Open	1,766,400	1,774,782	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/19/18	Open	1,345,240	1,352,022	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/19/18	Open	133,313	133,945	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/19/18	Open	279,075	280,399	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/19/18	Open	890,258	894,951	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/19/18	Open	110,363	110,944	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/19/18	Open	268,830	270,247	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/19/18	Open	75,600	75,999	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/19/18	Open	865,530	870,093	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/19/18	Open	164,500	165,367	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/19/18	Open	335,320	337,088	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	06/20/18	Open	212,400	212,506	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/20/18	Open	1,156,250	1,161,661	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/20/18	Open	1,397,588	1,404,128	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/20/18	Open	107,865	108,426	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	06/22/18	Open	503,580	506,113	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	06/22/18	Open	534,988	537,678	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	06/22/18	Open	657,638	660,945	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	06/22/18	Open	536,209	538,905	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	06/22/18	Open	618,840	621,952	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	06/25/18	Open	629,140	632,301	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	2.60	06/25/18	Open	264,825	266,106	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	06/25/18	Open	447,720	449,886	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	06/27/18	Open	162,000	162,134	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	06/27/18	Open	513,000	515,038	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	06/27/18	Open	162,000	162,644	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	06/27/18	Open	6,554,000	6,580,034	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	2.20	06/27/18	Open	921,000	924,658	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/03/18	Open	253,132	254,233	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	07/16/18	Open	451,248	452,862	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	07/16/18	Open	334,425	335,621	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.80	07/16/18	Open	496,056	497,831	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.66	07/16/18	Open	948,103	951,325	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	07/16/18	Open	408,375	408,114	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	07/16/18	Open	895,738	898,027	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.55	07/16/18	Open	2,490,000	2,498,113	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.55	07/16/18	Open	2,724,000	2,732,876	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/16/18	Open	2,086,000	2,093,197	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/16/18	Open	2,481,000	2,489,559	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/16/18	Open	328,000	329,132	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/16/18	Open	341,000	342,176	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/16/18	Open	575,000	576,984	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/16/18	Open	1,628,000	1,633,617	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/16/18	Open	342,000	343,180	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/16/18	Open	1,752,000	1,758,044	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/16/18	Open	2,109,000	2,116,276	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/16/18	Open	1,290,000	1,294,451	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/16/18	Open	131,000	131,452	Corporate Bonds	Open/Demand

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	2.70%	07/16/18	Open	$1,342,000	$1,346,630	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/16/18	Open	1,513,000	1,518,220	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/16/18	Open	1,512,000	1,517,216	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/16/18	Open	177,000	177,518	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	07/16/18	Open	2,498,000	2,505,022	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/16/18	Open	1,402,500	1,406,693	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/16/18	Open	93,200	93,479	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/16/18	Open	38,400	38,515	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/16/18	Open	525,863	527,435	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/16/18	Open	248,188	248,930	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/16/18	Open	266,875	267,673	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/16/18	Open	486,200	487,654	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/16/18	Open	177,000	177,588	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/16/18	Open	259,065	259,926	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/16/18	Open	1,002,575	1,005,906	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/16/18	Open	111,308	111,677	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/16/18	Open	698,775	701,096	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/16/18	Open	239,975	240,772	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/16/18	Open	327,015	328,101	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/16/18	Open	486,810	488,427	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.25)	07/17/18	Open	529,390	528,563	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.30	07/17/18	Open	2,154,825	2,161,020	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	07/17/18	Open	470,794	472,294	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	07/17/18	Open	561,356	563,146	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	07/17/18	Open	639,900	641,940	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	07/17/18	Open	764,826	767,264	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	07/17/18	Open	583,116	584,975	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	07/17/18	Open	451,385	452,824	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	07/17/18	Open	722,628	724,931	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	07/17/18	Open	560,745	562,532	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	07/17/18	Open	519,100	520,755	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	07/17/18	Open	521,336	522,998	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	07/17/18	Open	596,640	598,542	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.16	07/17/18	Open	96,590	96,851	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	297,000	298,002	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	851,000	853,872	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	1,133,000	1,136,824	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	406,000	407,370	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	642,000	644,167	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	264,000	264,891	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	974,000	977,287	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	1,000,000	1,003,375	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	466,000	467,573	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	461,000	462,556	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	537,000	538,812	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	155,000	155,523	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	532,000	533,796	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	218,000	218,736	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	33,000	33,111	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	907,000	910,061	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	383,000	384,293	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	327,000	328,104	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	178,000	178,601	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	543,000	544,833	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	413,000	414,394	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	646,000	648,180	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	911,000	914,075	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	250,000	250,844	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/17/18	Open	892,000	895,011	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.45	07/17/18	Open	413,000	413,309	Capital Trusts	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	1,631,875	1,636,648	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	2,007,500	2,013,372	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	2.34%	07/17/18	Open	$240,338	$241,040	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	604,500	606,268	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	1,389,150	1,393,213	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	1,151,625	1,154,994	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	642,875	644,755	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/17/18	Open	259,700	260,544	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/17/18	Open	205,538	206,206	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/17/18	Open	316,118	317,145	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/17/18	Open	363,188	364,368	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/17/18	Open	2,273,438	2,280,826	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	07/18/18	Open	760,043	760,803	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.67	07/19/18	Open	453,010	454,455	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.45	07/23/18	Open	653,438	655,172	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.66	07/23/18	Open	216,788	217,412	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.66	07/23/18	Open	838,189	840,604	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.66	07/23/18	Open	528,240	529,762	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.66	07/23/18	Open	907,705	910,321	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.71	07/23/18	Open	348,975	350,000	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	(0.25)	07/23/18	Open	82,000	81,978	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.40	07/23/18	Open	301,000	301,783	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	396,000	397,158	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	206,000	206,603	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	572,000	573,673	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	216,000	216,632	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	335,000	335,980	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	452,000	453,322	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	1,460,000	1,464,271	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	127,000	127,371	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	497,000	498,454	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	198,000	198,579	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	213,000	213,623	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	883,000	885,583	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	160,000	160,468	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	1,634,000	1,638,779	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	417,000	418,220	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	986,000	988,884	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	818,000	820,393	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	123,000	123,360	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	562,000	563,644	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/23/18	Open	555,000	556,623	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	07/24/18	Open	309,015	309,896	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.50)	07/25/18	Open	278,960	278,530	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.55	07/25/18	Open	346,860	347,769	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	07/25/18	Open	422,661	423,769	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	07/25/18	Open	368,873	369,839	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	07/25/18	Open	221,588	222,168	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	07/25/18	Open	399,146	400,192	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.66	07/25/18	Open	419,784	420,931	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/25/18	Open	145,070	145,458	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/25/18	Open	152,510	152,918	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/31/18	Open	479,655	480,764	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/31/18	Open	487,025	488,151	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/31/18	Open	510,000	511,179	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/31/18	Open	453,960	455,009	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/31/18	Open	529,425	530,649	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/31/18	Open	487,575	488,702	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	07/31/18	Open	458,200	459,259	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	08/01/18	Open	228,150	228,644	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.66	08/02/18	Open	962,000	964,061	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.00	08/07/18	Open	105,000	105,000	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.47	08/09/18	Open	361,401	361,947	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	08/09/18	Open	589,000	589,972	Corporate Bonds	Open/Demand

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	2.60%	08/09/18	Open	$525,000	$525,834	Corporate Bonds	Open/Demand
Royal Bank of Canada	2.09	08/10/18	9/13/18	375,902	376,316	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	2.49	08/14/18	Open	393,460	393,923	Corporate Bonds	Open/Demand
Cantor Fitzerald & Co.	2.10	08/15/18	9/18/18	16,566,700	16,581,990	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.45	08/15/18	Open	193,000	193,210	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	08/16/18	Open	634,142	634,829	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	08/17/18	Open	492,000	492,443	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.05	08/20/18	Open	208,080	208,147	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	08/20/18	Open	4,343,750	4,347,135	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.80	08/20/18	Open	618,469	618,998	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	08/20/18	Open	565,600	566,084	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	08/20/18	Open	390,443	390,777	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	08/20/18	Open	1,235,273	1,236,329	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.80	08/20/18	Open	347,000	347,297	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	08/20/18	Open	469,538	469,939	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	08/20/18	Open	502,411	502,841	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.31	08/20/18	Open	551,131	551,520	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.45	08/20/18	Open	1,470,000	1,471,100	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.45	08/20/18	Open	2,895,000	2,897,167	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.52	08/20/18	Open	516,295	516,693	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.52	08/20/18	Open	503,663	504,050	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.90	08/20/18	Open	207,936	208,120	Foreign Agency Obligations	Open/Demand
Citigroup Global Markets, Inc.	(1.00)	08/20/18	Open	287,042	286,889	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.75	08/20/18	Open	1,574,300	1,575,623	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.75	08/20/18	Open	2,180,800	2,182,632	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	2.70	08/20/18	Open	1,161,000	1,161,958	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	08/20/18	Open	814,000	814,672	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.70	08/20/18	Open	1,561,000	1,562,288	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	08/20/18	Open	873,000	873,587	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	08/20/18	Open	270,000	270,182	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	08/20/18	Open	1,374,000	1,374,924	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	08/20/18	Open	3,259,000	3,261,191	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	08/20/18	Open	2,363,000	2,364,588	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	08/20/18	Open	1,423,000	1,423,957	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	08/20/18	Open	783,000	783,526	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.45	08/20/18	Open	3,133,000	3,135,345	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	2.45	08/20/18	Open	306,000	306,229	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.45	08/20/18	Open	843,000	843,631	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	08/20/18	Open	374,263	374,530	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.50	08/21/18	Open	998,980	999,604	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.50	08/21/18	Open	942,638	943,227	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.50	08/21/18	Open	171,080	171,187	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.50	08/21/18	Open	93,203	93,261	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.50	08/21/18	Open	212,030	212,163	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	08/21/18	Open	162,225	162,342	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	08/22/18	Open	396,031	396,284	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	08/23/18	Open	1,371,675	1,372,484	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	08/28/18	Open	263,865	263,922	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	08/30/18	Open	917,665	917,730	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.30	08/30/18	Open	1,755,979	1,756,091	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	08/30/18	Open	400,530	400,559	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	08/30/18	Open	624,000	624,045	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	08/30/18	Open	407,480	407,509	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	08/30/18	Open	1,020,740	1,020,814	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.60	08/30/18	Open	366,540	366,566	Corporate Bonds	Open/Demand

				$233,291,481	$234,015,753

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Euro Stoxx 50 Index	1	09/21/18	$39	$(362)
Euro Stoxx 600 Index	1	09/21/18	9	(449)
Ultra Long U.S. Treasury Bond	6	12/19/18	956	(5,255)
2-Year U.S. Treasury Note	289	12/31/18	61,083	58,357

				52,291

Short Contracts:
Euro Bund	1	09/06/18	154	(964)
10-Year U.S. Treasury Note	314	12/19/18	37,763	(37,260)
10-Year U.S. Ultra Long Treasury Note	73	12/19/18	9,347	19,086
Long Gilt Future	1	12/27/18	159	(338)
5-Year U.S. Treasury Note	193	12/31/18	21,886	(29,619)

				(49,095)

				$3,196

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	13,908,287	EUR	11,822,000	Citibank N.A.	09/06/18	$184,939
USD	138,249	EUR	119,000	State Street Bank and Trust Co.	09/06/18	110
USD	1,168,234	EUR	995,000	State Street Bank and Trust Co.	09/06/18	13,207
USD	76,318	EUR	65,000	UBS AG	09/06/18	864
USD	576,494	EUR	491,000	UBS AG	09/06/18	6,526
USD	5,040,506	EUR	4,293,000	UBS AG	09/06/18	57,057
USD	2,256,021	GBP	1,713,000	Citibank N.A.	09/06/18	35,121
USD	523,056	GBP	398,000	State Street Bank and Trust Co.	09/06/18	7,050
USD	1,281,355	GBP	975,000	State Street Bank and Trust Co.	09/06/18	17,270
USD	7,450,669	GBP	5,670,000	Toronto-Dominion Bank	09/06/18	99,529
USD	550,139	MXN	10,254,000	Goldman Sachs International	09/06/18	13,516
USD	58,645	NZD	86,000	Westpac Banking Corp.	09/06/18	1,747
EUR	736,000	USD	836,770	Citibank N.A.	09/13/18	18,026
USD	179,747	ZAR	2,578,295	HSBC Bank PLC	09/13/18	4,488
USD	167,974	ZAR	2,416,640	JPMorgan Chase Bank N.A.	09/13/18	3,703
USD	157,279	ZAR	2,251,290	Morgan Stanley & Co. International PLC	09/13/18	4,247
USD	749,879	EUR	643,000	Barclays Bank PLC	10/04/18	1,908
USD	1,236,193	EUR	1,060,000	Barclays Bank PLC	10/04/18	3,146
USD	5,006,582	EUR	4,293,000	Barclays Bank PLC	10/04/18	12,742
USD	13,846,281	EUR	11,822,000	Citibank N.A.	10/04/18	94,316
USD	2,231,325	GBP	1,713,000	Citibank N.A.	10/04/18	7,892
USD	236,686	GBP	182,000	JPMorgan Chase Bank N.A.	10/04/18	455
USD	1,261,461	GBP	970,000	JPMorgan Chase Bank N.A.	10/04/18	2,424
USD	7,373,693	GBP	5,670,000	JPMorgan Chase Bank N.A.	10/04/18	14,171
USD	384,573	RUB	25,851,000	JPMorgan Chase Bank N.A.	10/19/18	3,085

						607,539

EUR	643,000	USD	748,323	Barclays Bank PLC	09/06/18	(1,909)
EUR	1,060,000	USD	1,233,628	Barclays Bank PLC	09/06/18	(3,147)
EUR	4,293,000	USD	4,996,193	Barclays Bank PLC	09/06/18	(12,744)
EUR	11,822,000	USD	13,817,554	Citibank N.A.	09/06/18	(94,206)
GBP	1,713,000	USD	2,228,784	Citibank N.A.	09/06/18	(7,884)
GBP	182,000	USD	236,418	JPMorgan Chase Bank N.A.	09/06/18	(455)
GBP	970,000	USD	1,260,030	JPMorgan Chase Bank N.A.	09/06/18	(2,428)
GBP	5,670,000	USD	7,365,330	JPMorgan Chase Bank N.A.	09/06/18	(14,190)
USD	184,121	EUR	159,000	BNP Paribas S.A.	09/06/18	(451)
MXN	3,192,793	USD	168,000	Citibank N.A.	09/13/18	(1,103)

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	836,214	EUR	736,000	Morgan Stanley & Co. International PLC	09/13/18	$(18,582)
USD	168,000	MXN	3,227,986	BNP Paribas S.A.	09/13/18	(737)
ZAR	1,240,561	USD	85,000	BNP Paribas S.A.	09/13/18	(673)
ZAR	3,022,727	USD	210,000	Citibank N.A.	09/13/18	(4,530)

						(163,039)

						$444,500

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	46	12/14/19	USD	942.86	USD	—	$—

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC+	USD	75	$4,547	$(2,080)	$6,627
iTraxx XO, Series 29, Version 1	5.00%	Quarterly	06/20/23	BB-	EUR	115	13,018	13,527	(509)

							$17,565	$11,447	$6,118

(a)	Using Standard & Poor’s (“S&P”) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 2.32%	Quarterly	2.54	Semi-annual	N/A	09/04/24	USD	18,700	$(218,555)	$191	$(218,746)
2.60	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	N/A	09/04/24	USD	18,700	155,355	(59,157)	214,512
2.24	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	N/A	08/09/27	USD	17,400	925,434	248	925,186
3.01	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	N/A	02/14/48	USD	6,000	(73,779)	179	(73,958)

								$788,455	$(58,539)	$846,994

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Telecom Italia SpA/Milano	1.00%	Quarterly	Citibank N.A.	12/20/22	BB+	EUR	30	$(1,315)	$(539)	$(776)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas S.A.	06/20/23	BB	EUR	10	(1,978)	(979)	(999)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas S.A.	06/20/23	BB	EUR	10	(1,979)	(979)	(1,000)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	10	(1,979)	(970)	(1,009)
Casino Guichard Perrachon SA	1.00	Quarterly	Bank of America N.A.	06/20/23	BB	EUR	9	(1,830)	(1,387)	(443)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	BB	EUR	21	(4,106)	(2,934)	(1,172)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	5	(1,077)	(699)	(378)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	BB	EUR	9	(1,793)	(1,243)	(550)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	9	(1,795)	(1,244)	(551)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	4	(718)	(466)	(252)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	BB	EUR	6	(1,146)	(715)	(431)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	BB	EUR	44	(8,748)	(5,622)	(3,126)
Deutsche Bank AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BBB-	EUR	50	(1,067)	(345)	(722)

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	20	$1,162	$1,950	$(788)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	50	2,905	5,160	(2,255)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	7	398	790	(392)
Intrum Justitia AB	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	BB+	EUR	23	1,345	2,665	(1,320)
Intrum Justitia AB	5.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	9	542	454	88
Intrum Justitia AB	5.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	21	1,202	1,006	196
Jaguar Land Rover Automotive PLC	5.00	Quarterly	BNP Paribas S.A.	06/20/23	B+	EUR	30	2,608	2,328	280
Thomas Cook Finance 2 PLC	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	B+	EUR	50	7,399	6,538	861
Markit CMBX North America, Series 8	3.00	Monthly	Barclays Bank PLC	10/17/57	BBB-	USD	5,000	(439,499)	(513,982)	74,483
Markit CMBX North America, Series 8	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	BBB-	USD	4,450	(392,638)	(601,726)	209,088
Markit CMBX North America, Series 8	3.00	Monthly	Credit Suisse International	10/25/57	BBB-	USD	2,500	(219,750)	(253,982)	34,232
Markit CMBX North America, Series 9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	BBB-	USD	7,550	(599,393)	(943,853)	344,460
Markit CMBX North America, Series 9	3.00	Monthly	Credit Suisse International	09/17/58	BBB-	USD	5,000	(396,949)	(549,362)	152,413
Markit CMBX North America, Series 9	3.00	Monthly	Credit Suisse International	09/17/58	BBB-	USD	5,000	(396,949)	(549,362)	152,413
Markit CMBX North America, Series 9	3.00	Monthly	Credit Suisse International	09/17/58	BBB-	USD	5,000	(396,950)	(543,362)	146,412

								$(2,854,098)	$(3,952,860)	$1,098,762

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$14,145	$(61,237)	$1,146,325	$(293,213)	$—
OTC Derivatives	20,891	(3,973,751)	1,114,926	(16,164)	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$77,443	$—	$77,443
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	607,539	—	—	607,539
Swaps — centrally cleared
Net unrealized appreciation(a)	—	6,627	—	—	1,139,698	—	1,146,325
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,135,817	—	—	—	—	1,135,817

	$—	$1,142,444	$—	$607,539	$1,217,141	$—	$2,967,124

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$811	$—	$73,436	$—	$74,247
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	163,039	—	—	163,039
Swaps — centrally cleared
Net unrealized depreciation(a)	—	509	—	—	292,704	—	293,213
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	3,989,915	—	—	—	—	3,989,915

	$—	$3,990,424	$811	$163,039	$366,140	$—	$4,520,414

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(114)	$—	$3,476,559	$—	$3,476,445
Forward foreign currency exchange contracts	—	—	—	380,051	—	—	380,051
Options purchased(a)	—	—	—	(4,229,886)	23,031	—	(4,206,855)
Options written	—	—	—	4,062,086	—	—	4,062,086
Swaps	—	1,100,100	—	—	55,369	—	1,155,469

	$—	$1,100,100	$(114)	$212,251	$3,554,959	$—	$4,867,196

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(811)	$—	$285,091	$—	$284,280
Forward foreign currency exchange contracts	—	—	—	280,534	—	—	280,534
Options purchased(b)	—	—	—	(902,534)	25,688	—	(876,846)
Options written	—	—	—	753,240	—	—	753,240
Swaps	—	1,678,861	—	—	987,798	—	2,666,659

	$—	$1,678,861	$(811)	$131,240	$1,298,577	$—	$3,107,867

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$16,347,962
Average notional value of contracts — short	$78,837,259
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$129,154,139
Average amounts sold — in USD	$79,166,278
Options:
Average value of option contracts purchased	$722,201
Average value of option contracts written	$721,129
Average notional value of swaption contracts purchased	$4,031,250
Credit default swaps:
Average notional amount — buy protection	$431,798
Average notional amount — sell protection	$35,627,366
Interest rate swaps:
Average notional amount — pays fixed rate	$40,600,000
Average notional amount — receives fixed rate	$18,700,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW)

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$27,094	$61,139
Forward foreign currency exchange contracts	607,539	163,039
Swaps — Centrally cleared	—	114,007
Swaps — OTC(a)	1,135,817	3,989,915

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,770,450	$4,328,100
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(27,094)	(175,146)

Total derivative assets and liabilities subject to an MNA	$1,743,356	$4,152,954

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(f)
Barclays Bank PLC	$92,279	$(92,279)	$—	$—	$—
BNP Paribas S.A.	2,608	(2,608)	—	—	—
Citibank N.A.	342,038	(114,937)	—	(150,000)	77,101
Credit Suisse International	493,370	(493,370)	—	—	—
Goldman Sachs International	13,516	—	—	—	13,516
HSBC Bank PLC	4,488	—	—	—	4,488
JPMorgan Chase Bank N.A.	23,838	(23,709)	—	—	129
Morgan Stanley & Co. International PLC	567,859	(567,859)	—	—	—
State Street Bank and Trust Co.	37,637	—	—	—	37,637
Toronto-Dominion Bank	99,529	—	—	—	99,529
UBS AG	64,447	—	—	—	64,447
Westpac Banking Corp.	1,747	—	—	—	1,747

	$1,743,356	$(1,294,762)	$—	$(150,000)	$298,594

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)(f)
Bank of America N.A.	$1,830	$—	$—	$—	$1,830
Barclays Bank PLC	541,676	(92,279)	—	(449,397)	—
BNP Paribas S.A.	5,818	(2,608)	—	—	3,210
Citibank N.A.	114,937	(114,937)	—	—	—
Credit Suisse International	1,899,503	(493,370)	—	(1,406,133)	—
JPMorgan Chase Bank N.A.	23,709	(23,709)	—	—	—
Morgan Stanley & Co. International PLC	1,565,481	(567,859)	—	(997,622)	—

	$4,152,954	$(1,294,762)	$—	$(2,853,152)	$5,040

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

(f)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$68,426,852	$1,581,044	$70,007,896
Common Stocks(a)	89,139	46,543	2,336,114	2,471,796
Corporate Bonds	—	374,307,578	1,507,493	375,815,071
Floating Rate Loan Interests	—	235,991,805	9,733,052	245,724,857
Foreign Agency Obligations	—	20,425,854	—	20,425,854
Non-Agency Mortgage-Backed Securities	—	42,119,981	—	42,119,981
Other Interests	—	—	10	10
Preferred Securities	13,821,694	44,372,016	—	58,193,710
U.S. Government Sponsored Agency Securities	—	25,787,918	—	25,787,918
Short-Term Securities	180,494	—	—	180,494
Liabilities:
Investments:
Unfunded Floating Rate Loan Interests(b)	—	(782)	—	(782)

Subtotal	$14,091,327	$811,477,765	$15,157,713	$840,726,805

Investments Valued at NAV(c)				64,143

Total Investments				$840,790,948

Derivative Financial Instruments(d)
Assets:
Credit contracts	$—	$1,121,553	$—	$1,121,553
Forward foreign currency contracts	—	607,539	—	607,539
Interest rate contracts	77,443	1,139,698	—	1,217,141
Liabilities:
Credit contracts	—	(16,673)	—	(16,673)
Equity contracts	(811)	—	—	(811)
Forward foreign currency contracts	—	(163,039)	—	(163,039)
Interest rate contracts	(73,436)	(292,704)	—	(366,140)

	$3,196	$2,396,374	$—	$2,399,570

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	As of August 31, 2018, certain of the Fund’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(d)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $234,015,753 are categorized within as Level 2 the disclosure hierarchy.

During the year ended August 31, 2018, there were no transfers between Level 1 and Level 2.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) August 31, 2018	BlackRock Limited Duration Income Trust (BLW)

A reconciliation of Level 3 Investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Rights	Warrants	Unfunded Floating Rate Loan Interests	Grand Total
Assets:
Opening balance, as of August 31, 2017	$2,211,493	$749,053	$1,163,602	$9,460,693	$10	$19,050	$217	$755	$13,604,873
Transfers into Level 3(a)	—	—	—	2,940,148	—	—	—	—	2,940,148
Transfers out of Level 3(b)	(250,000)	—	—	(3,695,749)	—	—	—	—	(3,945,749)
Accrued discounts/premiums	(58,025)	—	50,411	15,326	—	—	—	—	7,712
Net realized gain (loss)	(60,130)	—	28,647	53,202	—	11,974	—	—	33,693
Net change in unrealized appreciation (depreciation)(c)	24,678	1,355,977	(31,518)	(17,178)	—	(19,050)	(217)	(755)	1,311,937
Purchases	—	231,084	1,500,000	6,754,567	—	—	—	—	8,485,651
Sales	(286,972)	—	(1,203,649)	(5,777,957)	—	(11,974)	—	—	(7,280,552)

Closing balance, as of August 31, 2018	$1,581,044	$2,336,114	$1,507,493	$9,733,052	$10	$—	$—	$—	$15,157,713

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2018(c)	$24,678	$1,355,977	$(43,268)	$17,340	$—	$—	$(217)	$—	$1,354,108

(a)

As of August 31, 2017, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2018, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of August 31, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

August 31, 2018

	FRA	BLW

ASSETS
Investments at value — unaffiliated(a)	$812,412,555	$840,611,236
Investments at value — affiliated(b)	155,382	180,494
Cash	508,498	172,706
Cash pledged:
Collateral — OTC derivatives	—	3,540,000
Centrally cleared swaps	—	1,017,170
Collateral — reverse repurchase agreements	—	908,000
Futures contracts	—	497,859
Foreign currency at value(c)	10,219	1,563,206
Receivables:
Investments sold	5,815,854	2,845,730
Interest — unaffiliated	2,772,823	8,229,772
Dividends — affiliated	1,487	9,505
Variation margin on futures contracts	—	27,094
Swap premiums paid	—	20,891
Unrealized appreciation on:
OTC swaps	—	1,114,926
Forward foreign currency exchange contracts	80,269	607,539
Deferred offering costs	30,883	—
Prepaid expenses	8,997	9,751

Total assets	821,796,967	861,355,879

LIABILITIES
Cash received as collateral — OTC derivatives	—	150,000
Reverse repurchase agreements at value	—	234,015,753
Payables:
Bank borrowings	233,000,000	—
Investments purchased	31,853,608	8,723,064
Interest expense	565,674	—
Investment advisory fees	503,660	399,906
Income dividend distributions	80,776	92,760
Offering costs	4,000	—
Directors’ and Officer’s fees	8,539	429,320
Reverse repurchase agreements	—	606,400
Capital shares redeemed	—	121,010
Variation margin on futures contracts	—	61,139
Variation margin on centrally cleared swaps	—	114,007
Other accrued expenses	381,782	440,485
Swap premiums received	—	3,973,751
Unrealized depreciation on:
Forward foreign currency exchange contracts	26,067	163,039
OTC swaps	—	16,164
Unfunded floating rate loan interests	3,212	782
Contingencies(g)	—	—

Total liabilities	266,427,318	249,307,580

NET ASSETS	$555,369,649	$612,048,299

NET ASSETS CONSIST OF
Paid-in capital(d)(e)(f)	$578,383,742	$648,026,927
Undistributed net investment income	3,993,685	634,190
Accumulated net realized loss	(20,582,442)	(29,876,752)
Net unrealized appreciation (depreciation)	(6,425,336)	(6,736,066)

NET ASSETS	$555,369,649	$612,048,299

Netasset value, offering and redemption price per share	$14.92	$16.71

(a) Investments at cost — unaffiliated	$818,993,348	$849,695,903
(b) Investments at cost — affiliated	$155,382	$180,494
(c) Foreign currency at cost	$10,233	$1,604,750
(d) Par value	$0.100	$0.001
(e) Shares outstanding	37,232,488	36,636,616
(f) Shares authorized	200 million	unlimited

(g)	See Note 12 of the Note to Financial Statements for details of contingencies.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Operations

Year Ended August 31, 2018

	FRA (a)	BLW

INVESTMENT INCOME
Interest — unaffiliated	$40,765,537	$44,614,550
Dividends — unaffiliated	212,941	818,633
Dividends — affiliated	151,750	119,801
Other income	564,255	194,492
Foreign taxes withheld	—	(459)

Total investment income	41,694,483	45,747,017

EXPENSES
Investment advisory	5,956,091	4,824,499
Custodian	211,635	173,887
Professional	190,338	129,736
Accounting services	107,443	106,843
Transfer agent	54,918	72,565
Directors and Officer	52,611	84,213
Printing	32,724	37,249
Offering	30,809	—
Registration	14,377	14,289
Miscellaneous	47,176	96,326

Total expenses excluding interest expense	6,698,122	5,539,607
Interest expense	5,709,193	5,274,106

Total expenses	12,407,315	10,813,713
Less fees waived and/or reimbursed by the Manager	(17,979)	(8,615)

Total expenses after fees waived and/or reimbursed	12,389,336	10,805,098

Net investment income	29,305,147	34,941,919

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	557,907	(1,515,988)
Investments — affiliated	(67,998)	(26,356)
Futures contracts	—	3,476,445
Forward foreign currency exchange contracts	52,517	380,051
Foreign currency transactions	107,369	(279,662)
Capital gain distributions from investment companies — affiliated	8	28
Options written	—	4,062,086
Swaps	(11,471)	1,155,469

	638,332	7,252,073

Net change in unrealized appreciation (depreciation) on:
Investments	(3,128,997)	(22,993,619)
Futures contracts	—	284,280
Forward foreign currency exchange contracts	2,366	280,534
Foreign currency translations	101,369	(122,469)
Options written	—	753,240
Swaps	—	2,666,659
Unfunded floating rate loan interests	(5,967)	(1,537)

	(3,031,229)	(19,132,912)

Net realized and unrealized loss	(2,392,897)	(11,880,839)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$26,912,250	$23,061,080

(a)	Consolidated Statement of Operations through November 30, 2017.

See notes to financial statements.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	FRA (a)		BLW
	Year Ended August 31,		Year Ended August 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$29,305,147	$28,272,606	$34,941,919	$37,454,376
Net realized gain	638,332	3,659,778	7,252,073	7,378,260
Net change in unrealized appreciation (depreciation)	(3,031,229)	4,076,256	(19,132,912)	8,782,722

Net increase in net assets resulting from operations	26,912,250	36,008,640	23,061,080	53,615,358

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(27,514,809)	(30,307,245)	(35,259,837)	(47,105,906)

CAPITAL SHARE TRANSACTIONS
Cost of shares repurchased	—	—	(5,481,140)	—

NET ASSETS
Total increase (decrease) in net assets	(602,559)	5,701,395	(17,679,897)	6,509,452
Beginning of year	555,972,208	550,270,813	629,728,196	623,218,744

End of year	$555,369,649	$555,972,208	$612,048,299	$629,728,196

Undistributed (distributions in excess of) net investment income, end of year	$3,993,685	$2,005,585	$634,190	$232,048

(a)	Consolidated Statements of Changes in Net Assets through November 30, 2017.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Cash Flows

Year Ended August 31, 2018

	FRA (a)	BLW

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$26,912,250	$23,061,080
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	476,654,801	460,673,320
Purchases of long-term investments	(481,778,257)	(451,099,838)
Net proceeds from sales of short-term securities	3,664,072	1,118,338
Amortization of premium and accretion of discount on investments and other fees	(459,541)	1,485,525
Paid-in-kind income	(1,069,178)	—
Premiums received from options written	—	4,860,352
Premiums paid on closing options written	—	(871,174)
Net realized gain on investments	(415,535)	(2,414,964)
Net unrealized depreciation on investments	3,132,598	20,402,658
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	18,665	406,646
Dividends — affiliated	165	(5,660)
Variation margin on futures contracts	—	(26,874)
Swap premiums paid	—	(1,194)
Prepaid expenses	914	670
Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives	—	150,000
Collateral — reverse repurchase agreements	—	(780,000)
Payables:
Investment advisory fees	3,183	(13,623)
Interest expense and fees	161,627	(595,059)
Director’s and Officer’s fees	(759)	21,728
Variation margin on futures contracts	—	(45,362)
Variation margin on centrally cleared swaps	—	78,740
Other accrued expenses	66,589	133,739
Swap premiums received	—	(39,882)
Offering costs	4,000	—

Net cash provided by operating activities	26,895,594	56,499,166

CASH (USED FOR) FINANCING ACTIVITIES
Payments on redemption of Common Shares	—	(5,360,130)
Net borrowing of reverse repurchase agreements	—	(17,637,729)
Payments from Bank Borrowing	(352,000,000)	—
Proceeds from Bank Borrowing	348,000,000	—
Cash dividends paid to Common Shareholders	(27,522,659)	(35,256,157)

Net cash used for financing activities	(31,522,659)	(58,254,016)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(157)	$(38,783)

CASH
Net decrease in restricted and unrestricted cash and foreign currency	(4,627,222)	(1,793,633)
Restricted and unrestricted cash and foreign currency at beginning of year	5,145,939	9,492,574

Restricted and unrestricted cash and foreign currency at end of year	$518,717	$7,698,941

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$5,547,566	$5,869,165

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$508,498	$172,706
Cash pledged:
Collateral — reverse repurchase agreements	—	908,000
Collateral — OTC derivatives	—	3,540,000
Futures contracts	—	497,859
Centrally cleared swaps	—	1,017,170
Foreign currency at value	10,219	1,563,206

	$518,717	$7,698,941

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$5,133,521	$1,286,815
Cash pledged:
Collateral — OTC derivatives	—	4,950,000
Futures contracts	—	775,255
Centrally cleared swaps	—	626,170
Foreign currency at value	12,418	1,854,334

	$5,145,939	$9,492,574

(a)	Consolidated Statement of Cash Flows through November 30, 2017.

See notes to financial statements.

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	FRA (a)
	Year Ended August 31,
	2018		2017	2016	2015		2014
Net asset value, beginning of year	$14.93		$14.78	$14.91	$15.38		$15.36

Net investment income(b)	0.79		0.76	0.76	0.81		0.87
Net realized and unrealized gain (loss)	(0.06)		0.20	(0.14)	(0.47)		0.04

Net increase from investment operations	0.73		0.96	0.62	0.34		0.91

Distributions from net investment income(c)	(0.74)		(0.81)	(0.75)	(0.81)		(0.89)

Net asset value, end of year	$14.92		$14.93	$14.78	$14.91	(d)	$15.38

Market price, end of year	$13.80		$14.10	$13.70	$12.94		$14.26

Total Return(e)
Based on net asset value	5.28%		6.93%	5.00%	2.88	%(d)	6.45%

Based on market price	3.11%		8.95%	12.14%	(3.71)%		1.33%

Ratios to Average Net Assets
Total expenses	2.23	%(f)	1.88%	1.54%	1.56%		1.48%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.22	%(f)	1.88%	1.54%	1.56%		1.48%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.20	%(f)	1.21%	1.14%	1.19%		1.15%

Net investment income	5.27	%(f)	5.08%	5.27%	5.39%		5.65%

Supplemental Data
Net assets, end of year (000)	$555,370		$555,972	$550,271	$555,104		$572,463

Borrowings outstanding, end of year (000)	$233,000		$237,000	$225,000	$196,000		$235,000

Asset coverage, end of year per $1,000 of bank borrowings	$3,385		$3,346	$3,446	$3,832		$3,436

Portfolio turnover rate	57%		64%	48%	43%		58%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BLW
	Year Ended August 31,
	2018	2017	2016	2015 (a)		2014 (a)
Net asset value, beginning of year	$17.02	$16.84	$17.04	$18.09		$17.54

Net investment income(b)	0.95	1.01	1.32	1.16		1.26
Net realized and unrealized gain (loss)	(0.31)	0.44	(0.22)	(0.92)		0.51

Net increase from investment operations	0.64	1.45	1.10	0.24		1.77

Distributions from net investment income(c)	(0.95)	(1.27)	(1.30)	(1.29)		(1.22)

Net asset value, end of year	$16.71	$17.02	$16.84	$17.04	(d)	$18.09

Market price, end of year	$15.06	$15.99	$15.74	$14.60		$16.81

Total Return(e)
Based on net asset value	4.42%	9.62%	7.78%	2.23	%(d)	10.77%

Based on market price	0.18%	10.18%	17.59%	(5.74)%		6.89%

Ratios to Average Net Assets
Total expenses	1.73%	1.45%	1.21%	1.15%		1.14%

Total expenses after fees waived and paid indirectly	1.73%	1.45%	1.21%	1.15%		1.14%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.89%	0.89%	0.89%	0.92%		0.92%

Net investment income	5.60%	6.00%	8.04%	6.65%		7.00%

Supplemental Data
Net assets, end of year (000)	$612,048	$629,728	$623,219	$630,388		$669,382

Borrowings outstanding, end of year (000)	$234,622	$252,280	$263,445	$264,036		$293,890

Portfolio turnover rate	50%	55%	54%	47%		57%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

See notes to financial statements.

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	Maryland	Diversified
BlackRock Limited Duration Income Trust	BLW	Delaware	Diversified

The Board of Directors and Board of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of FRA include the account of FRA Subsidiary, LLC (the “Taxable Subsidiary”). As of period end, the Taxable Subsidiary, which was wholly-owned by FRA, was dissolved. The Taxable Subsidiary enabled FRA to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary were taxable to such subsidiary. There was no tax provision required for income or realized gains during the period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities and payment-in-kind interest are recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (continued)

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (continued)

As of August 31, 2018, certain investments of BLW were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage pass-through securities Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests:

Fund	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
FRA	Access CIG, LLC	$12,150	$12,150	$12,175	$25
	Access CIG, LLC	65,782	65,782	65,988	206
	CFSP Acquisition Corp.	122,223	121,918	121,078	(840)
	DentalCorp Perfect Smile ULC	181,430	181,738	182,034	296
	GFL Environmental, Inc	126,089	126,089	125,354	(735)
	Mavis Tire Express Services Corp.	216,378	216,378	214,214	(2,164)
BLW	Access CIG, LLC	25,012	25,012	25,086	74
	CFSP Acquisition Corp.	39,244	39,146	38,876	(270)
	DentalCorp Perfect Smile ULC	60,897	61,000	61,100	100
	Mavis Tire Express Services Corp.	68,590	68,590	67,904	(686)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (continued)

settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended August 31, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for BLW were $253,735,379 and 2.08%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BLW’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$29,621,450	$(29,621,450)	$—	$—
BNP Paribas S.A.	22,226,089	(22,226,089)	—	—
Cantor Fitzerald & Co.	16,581,990	(16,581,990)	—	—
Citigroup Global Markets, Inc.	301,143	(301,143)	—	—
Credit Suisse Securities (USA) LLC	5,169,396	(5,169,396)	—	—
Deutsche Bank Securities, Inc.	53,383,529	(53,383,529)	—	—
HSBC Securities (USA), Inc.	25,931,075	(25,931,075)	—	—
J.P. Morgan Securities LLC	1,904,274	(1,904,274)	—	—
RBC Capital Markets LLC	66,060,751	(66,060,751)	—	—
Royal Bank of Canada	376,316	(376,316)	—	—
UBS Ltd.	10,172,977	(10,172,977)	—	—
UBS Securities LLC	2,286,763	(2,286,763)	—	—

	$234,015,753	$(234,015,753)	$—	$—

(a)

Net collateral, including accrued interest, with a value of $269,285,222 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, the FRA pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities.

For such services, BLW pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of the Fund’s managed assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “managed assets” means the total assets of the Fund minus the sum of its accrued liabilities (other than aggregate indebtedness constituting financial leverage).

Distribution Fees: FRA has, and BLW had, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of FRA and BLW common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, BLW is no longer actively engaged in a Shelf Offering, has no effective registration statement or current prospectus and the Distribution Agreement with BLW has been terminated. Pursuant to FRA’s Distribution Agreement, FRA will Compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of FRA’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL.

Expense Waivers: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2018, the amounts waived were as follows:

	FRA	BLW
Amounts waived	$2,053	$4,824

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019 for BLW and through December 31, 2019 for FRA. Each agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of a Fund’s Independent Directors. These amounts are included as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended August 31, 2018, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

	FRA	BLW
Amounts waived	$15,926	$3,791

Directors and Officers: Certain Directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended August 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
BLW	$7,371,615	$815,271	$5,707

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, including paydowns, and excluding short-term securities, were as follows:

Purchases
	FRA	BLW
Non-U.S. Government Securities	$473,319,463	$439,505,653

Sales
	FRA	BLW
Non-U.S. Government Securities (includes paydowns)	$472,479,637	$453,651,385
U.S. Government Securities	—	2,831,619

	$472,479,637	$456,483,004

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of investments, foreign currency transactions, the expiration of capital loss carryforwards, liquidating distribution on a wholly-owned subsidiary, non-deductible expenses and dividend recognized for tax purposes were reclassified to the following accounts:

	FRA	BLW
Paid-in capital	$(51,120,339)	$(37,509,280)
Undistributed net investment income	197,762	720,060
Accumulated net realized loss	50,922,577	36,789,220

The tax character of distributions paid was as follows:

	FRA	BLW
Ordinary income
8/31/2018	$27,514,809	$35,259,837
8/31/2017	$30,307,245	$47,105,906

As of period end the tax components of accumulated net earnings (losses) were as follows:

	FRA	BLW
Undistributed ordinary income	$4,093,006	$2,222,259
Capital loss carryforwards	(20,497,662)	(29,620,342)
Net unrealized gains (losses)(a)	(6,609,437)	(8,580,545)

	$(23,014,093)	$(35,978,628)

(a)

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the classification of investments, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements and the deferral of compensation to directors.

As of August 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires	FRA	BLW
No expiration date(a)	$18,291,581	$29,620,342
2019	2,206,081	—

	$20,497,662	$29,620,342

(a)	Must be utilized prior to losses subject to expiration.

During the year ended August 31, 2018, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

	FRA	BLW
Amount utilized	$518,851	$6,837,267

As of August 31, 2018, gross unrealized appreciation and gross unrealized depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

	FRA	BLW
Tax cost	$819,278,631	$850,162,810

Gross unrealized appreciation	3,744,795	12,007,748
Gross unrealized depreciation	(10,455,489)	(19,445,137)

Net unrealized depreciation	$(6,710,694)	$(7,437,389)

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

FRA is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to FRA. As of period end, FRA has not received any notice to terminate. FRA has granted a security interest in substantially all of their assets to SSB. The SSB Agreement allows for a maximum commitment of $274,000,000.

Advances will be made by SSB to FRA, at FRA’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, FRA paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to FRA as of period end are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

FRA may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended August 31, 2018, the average amount of bank borrowings and the daily weighted average interest rates for FRA with loans under the revolving credit agreements were $238,021,918 and 2.40%, respectively.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (continued)

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

11.	CAPITAL SHARE TRANSACTIONS

BLW is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. FRA is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s shares is $0.001 and $0.10, respectively. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Each Fund participates in an open market share repurchase program under which it may repurchase, from December 1, 2017 through November 30, 2018, up to 5% of its outstanding common shares based on common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. On September 7, 2018, each Fund announced a continuation of the repurchase program. Commencing on December 1, 2018, each Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended August 31, 2018, FRA did not repurchase any shares. The total amount of the repurchase offer is reflected in BLW’s Statements of Changes in Net Assets.

For the years shown, shares repurchased and cost, including transaction costs for BLW were as follows:

Year Ended August 31,	Shares	Amount
2018	367,238	$5,481,140
2017	—	—

For the years ended August 31, 2018 and August 31, 2017, shares issued and outstanding remained constant for FRA.

FRA filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue an additional 3,050,000 Common Shares through Shelf Offering. Under the Shelf Offering, FRA, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above FRA’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). FRA has not issued any Common Shares through its Shelf Offering. See additional information – Shelf Offering Program for additional information about the Shelf Offering.

Initial costs incurred by FRA in connection with its shelf offering are recorded as “Deferred offering cost” on the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense. Any subsequent costs incurred to keep the filing active will be charged to expense as incurred.

12.	CONTINGENCIES

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to FRA, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that FRA and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that FRA and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. FRA cannot predict the outcome of the lawsuit, or the effect, if any, on FRA’s NAV, in the event of an unfavorable outcome. Accordingly, no liability related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that could potentially be realized by the FRA but does not expect any potential loss to exceed the payment of approximately $668,165 received in 2009.

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
FRA	$0.0645	$0.0645
BLW	0.0795	0.0795

(a)	Net investment income dividend paid on September 28, 2018 to Common Shareholders of record on September 14, 2018.
(b)	Net investment income dividend declared on October 1, 2018, payable to Common Shareholders of record on October 15, 2018.

NOTES TO FINANCIAL STATEMENTS	81

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Floating Rate Income Strategies Fund, Inc. and to the Shareholders and Board of Trustees of BlackRock Limited Duration Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Floating Rate Income Strategies Fund, Inc. and BlackRock Limited Duration Income Trust (the “Funds”), including the schedules of investments, as of August 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. For BlackRock Floating Rate Income Strategies Fund, Inc., all the presented statements of operations, cash flows, and changes in net assets, as well as the financial highlights were consolidated through November 30, 2017. For BlackRock Limited Duration Income Trust the presented financial highlights were consolidated through December 19, 2014. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

October 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended August 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Dates	FRA	BLW
Qualified Dividend Income for Individuals(a)	September 2017 — December 2017	—%	8.86%
	January 2018 — August 2018	—	9.06
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	September 2017 — August 2018	—	7.74
Interest-Related Dividends for Non-U.S. Residents(b)	September 2017 — December 2017	81.07	43.61
	January 2018 — August 2018	75.00	75.60

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements

The Board of Directors or the Board of Trustees, as applicable (the “Board,” the members of which are referred to as “Board Members”), of BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) and BlackRock Limited Duration Income Trust (“BLW” and together with FRA, each a “Fund,” and, collectively, the “Funds”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Fund on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. Each Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Fund. Each Board’s consideration of the Agreement for its Fund is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of the Fund’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (f) the Fund’s adherence to its compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Funds’ fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Funds’ as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of the Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to each Fund’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by each Board as appropriate regarding BlackRock’s and the operations of its Fund.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	83

Disclosure of Investment Advisory Agreements  (continued)

realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to its Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, registration statements in connection with the equity shelf programs of FRA and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of its Fund’s performance as of December 31, 2017. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of its Fund as compared to its Performance Peers; a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) for FRA; and, for BLW, the performance of its Fund as compared with the Fund’s custom benchmark. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board of FRA noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, second and third quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed FRA’s underperformance during the applicable periods. The Board was informed that, among other things, security selection within healthcare and overweight positions in the cable & satellite and wirelines sectors detracted from performance over the one-year period. In addition, FRA’s focus on quality when higher risk assets outperformed coupled with the Fund’s lower relative use of leverage detracted from performance over both the one- and five-year periods.

The Board and BlackRock discussed BlackRock’s strategy for improving FRA’s investment performance. Discussions covered topics such as performance attribution, FRA’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board of BLW noted that for each of the one-, three- and five-year periods reported, the Fund outperformed its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for the Fund.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s estimated profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement for its Fund and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of FRA noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of BLW noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board of FRA noted that although the Fund may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of the Fund’s assets will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	85

Disclosure of Investment Advisory Agreements  (continued)

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Fund were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N. A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P. O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	87

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 73 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 73 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	73 RICs consisting of 73 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 73 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	73 RICs consisting of 73 Portfolios	None
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 73 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	73 RICs consisting of 73 Portfolios	None
Catherine A. Lynch 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	73 RICs consisting of 73 Portfolios	None

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 133 Portfolios	None
John M. Perlowski 1964	Director (Since 2015) President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 133 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 73 RICs consisting of 73 Portfolios. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

DIRECTOR AND OFFICER INFORMATION	89

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

As of the date of this report, the portfolio managers of FRA are Josh Tarnow, David Delbos, Carly Wilson, Abigail Apistolas and Mitchell Garfin. Mr. Delbos, Ms. Wilson, Ms. Apistolas and Mr. Garfin each joined FRA’s portfolio management team effective August 31, 2018. Mr. Delbos has been a Managing Director of BlackRock, Inc. since 2012. Ms. Wilson has been a Director of BlackRock, Inc. since 2016; a Vice President thereof from 2011 to 2015. Ms. Apistolas has been an Associate of BlackRock, Inc. since 2016; an Associate at Morgan Stanley from 2012 to 2016. Mr. Garfin has been a Managing Director of BlackRock, Inc. since 2009.

As of the date of this report, the portfolio managers of BLW are Thomas Musmanno, James E. Keenan, Mitchell Garfin, Scott MacLellan and David Delbos. Mr. MacLellan joined BLW’s portfolio management team effective August 10, 2018. Mr. MacLellan has been a Director of BlackRock, Inc. since 2010. Mr. Delbos joined BLW’s portfolio management team effective August 31, 2018. Mr. Delbos has been a Managing Director of BlackRock, Inc. since 2012.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Distributor(a)

BlackRock Investments, LLC

New York, NY 10022

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	FRA

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held for the Funds on July 30, 2018 and the adjourned Annual Meeting of Shareholders for FRA was held on August 27, 2018, for shareholders of record on May 31, 2018, to elect trustee or director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Class II Trustees & Class III Trustee as follows:

	Frank J. Fabozzi (a)		Robert Fairbairn (b)		Catherine A. Lynch (a)		Karen P. Robards (a)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BLW	32,981,027	887,185	33,462,405	405,807	33,453,738	414,474	33,437,383	430,829

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, John M. Perlowski and W. Carl Kester.

Shareholders elected the Class II Trustees & Class III Trustee as follows:

	Robert Fairbairn (b)		R. Glenn Hubbard (a)		W. Carl Kester (a)		John M. Perlowski (a)		Karen P. Robards (a)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
FRA	33,517,924	464,239	32,985,259	996,904	33,003,646	978,517	33,523,630	458,533	33,549,459	432,704

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, and Catherine A. Lynch.

(a)	Class II
(b)	Class III

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

BLW does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s offerings and the information contained in its Statement of Additional Information may have become outdated.

FRA’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Except as disclosed on page 90, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Funds from time to time may purchase their common shares in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

ADDITIONAL INFORMATION	91

Additional Information  (continued)

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year end.

August 31, 2018

	Total Fiscal Year to Date Cummulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
FRA	$0.7390000	$—	$—	$—	$0.7390000	100%	0%	0%	0%	100%
BLW	0.9540000	—	—	—	0.9540000	100	0	0	0	100

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website http://www.blackrock.com.

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Shelf Offering Program

From time-to-time, FRA may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, FRA may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow FRA to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

FRA has filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of FRA are not offers to sell FRA Common Shares or solicitation of an offer to buy FRA Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of FRA contains important information about FRA, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of FRA carefully and in its entirety before investing. Copies of the final prospectus for FRA can be obtained from BlackRock at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	93

Glossary of Terms Used in this Report

Currency
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
NZD	New Zealand Dollar
RUB	New Russian Ruble
USD	U.S. Dollar
ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
PIK	Payment-In-Kind

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFT-BK3-8/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Strategies Fund, Inc.	$72,624	$72,612	$0	$4,000	$26,600	$26,556	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Strategies Fund, Inc.	$26,600	$30,556

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Joshua Tarnow, Managing Director at BlackRock, David Delbos, Managing Director at BlackRock, Mitchell Garfin, Managing Director at BlackRock, Carly Wison, Director at BlackRock, and Abigail Apistolas, Associate at BlackRock. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Mr. Tarnow has been a member of the registrant’s portfolio management team since 2009. Messrs. Delbos and Garfin and Mses. Wilson and Apistolas have been members of the registrant’s portfolio management team since 2018. Messrs. Delbos and Garfin and Mses. Wilson and Apistolas became portfolio managers to the Fund on August 31, 2018.

Portfolio Manager	Biography
Joshua Tarnow	Managing Director of BlackRock, Inc. since 2009; Senior Partner at R3 Capital Partners from 2008 to 2009; Managing Director at Lehman Brothers from 2006 to 2008.
David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.
Mitchell Garfin	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008.
Carly Wilson	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate at BlackRock, Inc. from 2009 to 2010; Associate at R3 Capital Partners from 2008 to 2009; Associate at Lehman Brothers from 2004 to 2008.
Abigail Apistolas	Associate of BlackRock, Inc. since 2016; Associate at Morgan Stanley from 2012 to 2016; Analyst at Morgan Stanley from 2012 to 2014.

(a)(2) As of August 31, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joshua Tarnow	5	4	1	0	0	0
	$8.51 Billion	$235.4 Million	$395.8 Million	$0	$0	$0
David Delbos	15	14	22	0	0	5
	$27.06 Billion	$9.64 Billion	$9.23 Billion	$0	$0	$1.08 Billion
Mitchell Garfin	16	17	22	0	0	5
	$29.45 Billion	$9.29 Billion	$9.61 Billion	$0	$0	$1.08 Billion
Carly Wilson	7	14	3	0	0	0
	$8.44 Billion	$6.06 Billion	$306.5 Million	$0	$0	$0
Abigail Apistolas	8	12	8	0	0	0
	$8.22 Billion	$6.16 Billion	$890.6 Million	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Tarnow, Delbos and Garfin and Mses. Wilson and Apistolas may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Tarnow, Delbos and Garfin and Mses. Wilson and Apistolas may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Joshua Tarnow Carly Wilson	A combination of market-based indices (e.g. Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index)
David Delbos Mitchell Garfin	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Abigail Apistolas	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Joshua Tarnow	$100,001-$500,000
David Delbos	None
Mitchell Garfin	None
Carly Wilson	None
Abigail Apistolas	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
March 1-31, 2018	0	0	0	1,861,624
April 1-31, 2018	0	0	0	1,861,624
May 1-31, 2018	0	0	0	1,861,624
June 1-30, 2018	0	0	0	1,861,624
July 1-31, 2018	0	0	0	1,861,624
August 1-31, 2018	0	0	0	1,861,624
Total:	0	0	0	1,861,624

[1] On September 6, 2017, the Fund announced a continuation of the open market share repurchase program, pursuant to which the Fund may repurchase through November 30, 2018 up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions. On September 7, 2018, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2018, the Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: November 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: November 2, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: November 2, 2018